UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-3967

FIRST INVESTORS INCOME FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2013

Item 1.	Reports to Stockholders

The annual report to stockholders follows

First Investors

2013 ANNUAL REPORT

INCOME FUNDS

EQUITY FUNDS

September 30, 2013

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 40 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

I’m pleased to send you the First Investors Cash Management Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was 0.0% for Class A shares, Class B shares and Institutional Class shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year. The Institutional Class shares commenced operations on April 1, 2013.

Yields on money market funds and the instruments that they invest in have remained at record lows — essentially where they have been for the last few years. The Federal Reserve has had an extremely accommodative interest rate policy since late 2008 and has indicated a willingness to maintain extraordinarily low short-term interest rates until certain economic conditions improve. Market expectations have varied on when this may occur, but it appears that the current policy will remain basically intact through 2014.

Furthermore, the money-market industry has been reviewing proposed changes to the federal regulations governing money market funds that the Securities and Exchange Commission is considering implementing. At this time, it is not known what form the final version of these regulations will take. It is expected that there will be a transition period of some time before any changes are put in place.

First Investors Management Company, Inc. (“FIMCO”), the Fund’s investment advisor, continued to absorb expenses of the Fund and waived management fees in an effort to avoid a negative yield to its shareholders. FIMCO expects this situation to continue and consequently, the yield to shareholders should be at or near zero for the foreseeable future.

Although money-market funds in general are relatively conservative vehicles, there can be no assurance that the Fund will be able to maintain a stable net-asset value of $1.00 per share. Money-market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

1

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only) and a contingent deferred sales charge on redemptions (on Class B shares only); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2013, and held for the entire six-month period ended September 30, 2013. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares of a Fund, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads or account fees that are charged to certain types of accounts, such as an annual custodial fee of $15 for certain IRA accounts and certain other retirement accounts or an annual custodial fee of $30 for 403(b) custodial accounts (subject to exceptions and certain waivers as described in the Funds’ Statement of Additional Information)). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

2

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	0.10%
Actual		$1,000.00	$1,000.00	$0.50
Hypothetical**		$1,000.00	$1,024.57	$0.51
Class B Shares	0.10%
Actual		$1,000.00	$1,000.00	$0.50
Hypothetical**		$1,000.00	$1,024.57	$0.51
Institutional Class Shares	0.15%
Actual		$1,000.00	$1,000.00	$0.75
Hypothetical**		$1,000.00	$1,024.32	$0.76

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

3

Portfolio of Investments
CASH MANAGEMENT FUND
September 30, 2013

Principal		Interest
Amount	Security	Rate	*	Value

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—46.2%
	Fannie Mae:
$ 1,800M	10/1/13	0.12%		$ 1,800,000
7,777M	10/2/13	0.08		7,776,984
2,500M	11/1/13	0.11		2,499,763
1,000M	12/18/13	0.09		1,001,413
4,650M	3/19/14	0.06		4,648,712
	Federal Home Loan Bank:
1,300M	10/16/13	0.10		1,299,946
3,000M	10/16/13	0.11		2,999,869
2,000M	10/23/13	0.10		1,999,878
2,208M	11/20/13	0.08		2,207,755
2,700M	11/22/13	0.08		2,699,688
700M	12/18/13	0.10		699,848
3,000M	12/27/13	0.04		2,999,710
	Freddie Mac:
10,700M	10/22/13	0.09		10,699,438
5,700M	10/22/13	0.10		5,699,667
4,000M	10/28/13	0.05		3,999,865
5,820M	1/14/14	0.07		5,818,812
1,648M	3/3/14	0.07		1,647,510

Total Value of U.S. Government Agency Obligations (cost $60,498,858)				60,498,858

	CORPORATE NOTES—23.3%
3,000M	Abbott Laboratories, 10/28/2013 (a)	0.10		2,999,775
6,000M	Coca-Cola Co., 2/27/2014 (a)	0.19		5,995,281
5,000M	Honeywell International, Inc., 1/30/2014 (a)	0.12		4,997,983
5,000M	Philip Morris International, Inc., 2/13/2014 (a)	0.09		4,998,312
5,500M	Proctor & Gamble Co., 12/12/2013 (a)	0.06		5,499,340
6,000M	Wal-Mart Stores, Inc., 10/30/2013 (a)	0.08		5,999,613

Total Value of Corporate Notes (cost $30,490,304)				30,490,304

	VARIABLE AND FLOATING RATE NOTES—22.1%
5,000M	BP Capital Markets, PLC, 12/6/2013	0.88		5,006,267
	Federal Farm Credit Bank:
1,000M	10/15/13	0.22		1,000,035
4,500M	3/18/14	0.08		4,499,793

4

Principal			Interest
Amount	Security		Rate	*	Value

	VARIABLE AND FLOATING RATE NOTES (continued)
	Federal Home Loan Bank:
$ 1,850M	11/8/13		0.14		$ 1,850,039
5,000M	12/20/13		0.15		5,000,444
5,700M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.) 12/1/2030		0.06		5,700,000
5,835M	Valdez, Alaska Marine Terminal Rev.
	(Exxon Pipeline Co., Project B), 12/1/2033		0.06		5,835,000

Total Value of Variable and Floating Rate Notes (cost $28,891,578)					28,891,578

	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—7.3%
	U.S. Treasury Bills:
4,500M	10/3/13		0.08		4,499,980
5,000M	1/9/14		0.06		4,999,236

Total Value of Short-Term U.S. Government Obligations (cost $9,499,216)					9,499,216

Total Value of Investments (cost $129,379,956)**		98.9%			129,379,956
Other Assets, Less Liabilities		1.1			1,464,263

Net Assets		100.0%			$130,844,219

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2013.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
September 30, 2013

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$60,498,858	$—	$60,498,858
Corporate Notes	—	30,490,304	—	30,490,304
Variable and Floating Rate Notes:
Municipal Bonds	—	11,535,000	—	11,535,000
U.S. Government Agency
Obligations	—	12,350,311	—	12,350,311
Corporate Notes	—	5,006,267	—	5,006,267
Short-Term U.S. Government
Obligations	—	9,499,216	—	9,499,216
Total Investments in Securities	$—	$129,379,956	$—	$129,379,956

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

6	See notes to financial statements

Portfolio Managers’ Letter
GOVERNMENT FUND

Dear Investor:

We are pleased to send you the First Investors Government Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was –2.3% for Class A shares and –3.1% for Class B shares, including dividends of 31.9 cents per share on Class A shares and 24.1 cents per share on Class B shares. The Fund’s return on a net asset value basis was –1.8% for Advisor Class shares and –1.5% for Institutional Class shares, including dividends of 15.2 cents per share on Advisor Class shares and 15.7 cents per share on Institutional Class shares. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

The Fund changed its benchmark from the Bank of America Merrill Lynch GNMA Index to the Citigroup U.S. Government/Mortgage Index midway through the period under review. This change was instituted to give investors broader exposure to the U.S. government fixed-income sector.

During the review period, long-term interest rates began climbing upwards from historically low levels due to market concerns that the Federal Reserve (“the Fed”) would taper — or decrease — its stimulus program.

Key economic indicators, including stronger housing and jobs-related data, further convinced the market that the Fed’s monetary policy would become less accommodative. Treasury yields rose to their highest level in two years and fixed-income sectors came under pressure due to a potential “great rotation” into equities.

Towards the end of the review period, the Fed provided some relief to the market as it announced that its stimulus tapering plans were on hold. Reviewing benchmark U.S. Treasury yields, the two-year U.S. Treasury note yield — which is anchored by the Fed’s very accommodative monetary policy — rose 8 basis points (0.08%), ending the period at 0.32%. In contrast, the 10-year U.S. Treasury note yield rose sharply from 1.63% to 2.61%.

The broad U.S. bond market returned –1.77%, according to Bank of America Merrill Lynch; the Treasury market returned –2.54%, with 10 year and longer Treasury securities returning –10.32%, due to rising long-term interest rates; and the broad mortgage-backed securities (“MBS”) market returned –1.20%.

Within the MBS market, 30-year Ginnie Mae (“GNMA”) mortgages returned –1.96% and 30-year Fannie Mae mortgages returned –1.12% as GNMA performance was negatively affected by the lack of foreign-investor demand. Lower coupon mortgages returned –3.53% as investors shunned these bonds due to their interest rate sensitivity. Lastly, U.S. agency securities returned –1.38%.

7

Portfolio Managers’ Letter (continued)
GOVERNMENT FUND

The Fund outperformed its benchmark, the Citigroup U.S. Government/Mortgage Index, during the period under review. The Fund’s performance was mainly driven by an underweight in Treasury securities and no exposure to maturities 10 years and longer. An overweight in higher coupon agency MBS over lower coupon agency MBS and selective reduction of the Fund’s GNMA exposure also enhanced performance.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

* Effective December 3, 2012, Rodwell Chadehumbe became Co-Portfolio Manager of the Government Fund.

8

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.08%
Actual		$1,000.00	$ 983.13	$5.37
Hypothetical**		$1,000.00	$1,019.66	$5.47
Class B Shares	1.87%
Actual		$1,000.00	$ 979.64	$9.28
Hypothetical**		$1,000.00	$1,015.69	$9.45
Advisor Class Shares	0.95%
Actual		$1,000.00	$ 982.87	$4.72
Hypothetical**		$1,000.00	$1,020.31	$4.81
Institutional Class Shares	0.68%
Actual		$1,000.00	$ 984.64	$3.38
Hypothetical**		$1,000.00	$1,021.66	$3.45

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total value of investments.

9

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares), the Citigroup U.S. Government/Mortgage Index and the Bank of America (“BofA”) Merrill Lynch GNMA Master Index†.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	(2.29%)	(3.06%)	N/A	N/A
Five Years	3.96%	3.22%	N/A	N/A
Ten Years, Since Inception**	3.78%	3.17%	(1.75%)	(1.54%)
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	(7.89%)	(6.86%)	N/A	N/A
Five Years	2.73%	2.87%	N/A	N/A
Ten Years, Since Inception**	3.17%	3.19%	(1.75%)	(1.54%)
S.E.C. 30-Day Yield***	1.55%	.89%	1.80%	2.06%

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/03 with theoretical investments in the Citigroup U.S. Government/Mortgage Index/the BofA Merrill Lynch GNMA Master Index (the “Indices”). The Citigroup U.S. Government/Mortgage Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. The BofA

10

Merrill Lynch GNMA Master Index is a market capitalization-weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA). It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (7.99%), 2.61% and 2.99%, respectively, and the S.E.C. 30-Day Yield for September 2013 would have been 1.43%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (7.00%), 2.72% and 2.97%, respectively, and the S.E.C. 30-Day Yield for September 2013 would have been 0.76%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (5.94%) and the S.E.C. 30-Day Yield for September 2013 would have been 0%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (1.67%) and the S.E.C. 30-Day Yield for September 2013 would have been 1.92%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup, Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

** The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

† We have added a comparison to the Citigroup Government/Mortgage Index this fiscal year since it more closely reflects the performance of the securities in which the Fund invests. After this fiscal year we will not show a comparison to the BofA Merrill Lynch GNMA Master Index.

*** The S.E.C. 30-Day Yield shown is for September 2013.

11

Portfolio of Investments
GOVERNMENT FUND
September 30, 2013

Principal
Amount	Security	Value

	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—75.5%
	Fannie Mae—29.8%
$14,266M	2.5%, 11/1/2027 – 9/1/2028 (a)	$ 14,388,641
22,855M	3%, 8/1/2022 – 10/16/2028 (a)	23,802,505
21,967M	3.5%, 10/1/2025 – 8/1/2042 (a)	22,914,787
23,745M	4%, 8/1/2026 – 10/1/2041	25,054,567
12,189M	4.5%, 11/1/2040 – 8/1/2041	13,150,352
4,453M	5%, 8/1/2039 – 11/1/2039	4,836,464
4,219M	5.5%, 7/1/2033 – 10/1/2039	4,622,098

		108,769,414

	Freddie Mac—3.8%
4,604M	2.5%, 1/1/2028	4,647,380
2,277M	3.5%, 9/1/2032	2,409,936
6,344M	4%, 11/1/2040	6,730,174

		13,787,490

	Government National Mortgage Association I
	Program—41.9%
11,600M	4%, 7/15/2040 – 6/15/2042	12,483,634
27,142M	4.5%, 9/15/2033 – 9/15/2040	29,479,821
47,084M	5%, 6/15/2033 – 6/15/2040	52,012,684
25,155M	5.5%, 3/15/2033 – 10/15/2039	28,117,825
22,964M	6%, 3/15/2031 – 5/15/2040	25,638,255
1,883M	6.5%, 6/15/2034 – 3/15/2038	2,122,421
2,607M	7%, 6/15/2023 – 4/15/2034	2,923,784

		152,778,424

Total Value of Residential Mortgage-Backed Securities (cost $268,935,562)		275,335,328

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—11.8%
	Fannie Mae:
7,000M	0.875%, 10/26/2017	6,906,585
21,000M	1.875%, 9/18/2018	21,252,105
5,000M	1.625%, 11/27/2018	4,985,260
4,400M	Federal Home Loan Bank, 1%, 2/15/2028 (b)	4,205,291
5,000M	Freddie Mac, 3.75%, 3/27/2019	5,508,980

Total Value of U.S. Government Agency Obligations (cost $42,887,156)		42,858,221

12

Principal
Amount	Security	Value

	U.S. GOVERNMENT OBLIGATIONS—5.8%
	U.S. Treasury Notes:
$ 4,000M	1%, 5/31/2018	$ 3,949,220
12,000M	1.375%, 6/30/2018	12,032,340
5,000M	1.5%, 8/31/2018	5,033,790
Total Value of U.S. Government Obligations (cost $20,971,153)		21,015,350

	COLLATERALIZED MORTGAGE
	OBLIGATIONS—3.6%
	Fannie Mae—2.3%
8,041M	3%, 2/25/2024	8,240,744

	Freddie Mac—1.3%
4,722M	3%, 8/15/2039	5,004,820
Total Value of Collateralized Mortgage Obligations (cost $13,506,521)		13,245,564

	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—3.3%
	Fannie Mae—2.0%
2,965M	2.27%, 1/1/2023	2,783,718
4,370M	2.96%, 11/1/2018 – 5/1/2022	4,419,411
		7,203,129

	Federal Home Loan Mortgage Corp.—1.3%
5,000M	Multi Family Structured Pass Through, 2.13%, 1/25/2019	5,008,245
Total Value of Commercial Mortgage-Backed Securities (cost $12,779,915)		12,211,374

	CORPORATE BONDS—1.1%
	Financials
4,311M	Excalibur One 77B, LLC, 1.491%, 1/1/2025 (cost $4,288,874)	4,106,785

Total Value of Investments (cost $363,369,181)	101.1%	368,772,622
Excess of Liabilities Over Other Assets	(1.1)	(4,134,867)

Net Assets	100.0%	$364,637,755

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

(b)	Denotes a step bond (a bond that steps up to incremental interest rates at designated dates).

13

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2013

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$275,335,328	$—	$275,335,328
U.S. Government Agency
Obligations	—	42,858,221	—	42,858,221
U.S. Government Obligations	—	21,015,350	—	21,015,350
Collateralized Mortgage
Obligations	—	13,245,564	—	13,245,564
Commercial Mortgage-Backed
Securities	—	12,211,374	—	12,211,374
Corporate Bonds	—	4,106,785	—	4,106,785
Total Investments in Securities*	$—	$368,772,622	$—	$368,772,622

*	The Portfolio of Investments provides information on the industry classification for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

14	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

We are pleased to send you the First Investors Investment Grade Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was –1.1% for Class A shares and –1.8% for Class B shares, including dividends of 38.3 cents per share on Class A shares and 31.9 cents on Class B shares. The Fund’s return on a net asset value basis was –2.5% for Advisor Class shares and –2.4% for Institutional Class shares, including dividends of 19.2 cents per share on Advisor Class shares and 19.8 cents per share on Institutional Class shares. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 3% of its assets invested in high yield securities.

During the review period, long-term interest rates began climbing upwards from historically low levels due to market concerns that the Federal Reserve (“the Fed”) would taper — or decrease — its stimulus program.

Key economic indicators, including stronger housing and jobs related data, provided further conviction to the market that the Fed’s monetary policy would become less accommodative. Treasury yields rose to their highest level in two years and fixed-income sectors came under pressure due to a potential “great rotation” into equities.

Towards the end of the review period, the Fed provided some relief to the market as it announced that its stimulus tapering plans were on hold. Reviewing benchmark U.S. Treasury yields, the two-year U.S. Treasury note yield — which is anchored by the Fed’s very accommodative monetary policy — rose 8 basis points (0.08%), ending the period at 0.32%. In contrast, the 10-year U.S. Treasury note yield rose sharply from 1.63% to 2.61%.

The broad U.S. bond market returned –1.77%, according to Bank of America Merrill Lynch. Riskier fixed-income sectors had very strong performance, predominantly those that provide less interest-rate sensitivity. Consequently, high-yield — or “junk” bonds — returned 7.09%, while investment-grade corporate bonds returned –1.27%. Higher-quality sectors had negative returns. The broad mortgage-backed securities market returned –1.20%. The Treasury market returned –2.54%, with the 10 year and longer Treasury securities returning –10.32%, due to rising long-term interest rates.

The negative return of the corporate bond market during the review period was predominantly the result of rising interest rates. Modestly tighter bond spreads offset some of the interest rate-related losses. The review period began with continued confidence

15

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

in the financial strength of corporate issuers. Deleveraging of corporate balance sheets, credit availability and accommodative monetary policy supported a favorable outlook for corporate credit. However, the positive tone was offset by fears of the Fed tapering its stimulus program and increased shareholder-friendly activity by issuers, including share repurchases, dividend increases and mergers and acquisitions. In the last month of the review period, the Fed’s decision not to taper its stimulus program caused a rally in the bond market and increased demand for corporate credit, which tightened spreads.

The Fund outperformed the Bank of America Merrill Lynch U.S. Corporate Master Index during the review period. It also benefited from an overweight in BBB-rated corporate bonds, which had the highest returns during the review period. The Fund’s underweight in corporate bonds with maturities greater than 10 years — which were negatively impacted by rising long-term Treasury yields — further benefited performance during the review period. This was partially offset by the Fund’s underweight in corporate bonds with maturities ranging from 1–3 years, which were less sensitive to interest-rate risk.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

16

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.05%
Actual		$1,000.00	$ 975.47	$5.20
Hypothetical**		$1,000.00	$1,019.81	$5.32
Class B Shares	1.90%
Actual		$1,000.00	$ 971.35	$9.39
Hypothetical**		$1,000.00	$1,015.54	$9.60
Advisor Class Shares	0.95%
Actual		$1,000.00	$ 975.33	$4.70
Hypothetical**		$1,000.00	$1,020.31	$4.81
Institutional Class Shares	0.66%
Actual		$1,000.00	$ 976.32	$3.27
Hypothetical**		$1,000.00	$1,021.76	$3.35

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total value of investments.

17

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	(1.10%)	(1.82%)	N/A	N/A
Five Years	8.34%	7.58%	N/A	N/A
Ten Years, Since Inception**	4.42%	3.78%	(2.53%)	(2.37%)
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	(6.81%)	(5.62%)	N/A	N/A
Five Years	7.07%	7.28%	N/A	N/A
Ten Years, Since Inception**	3.80%	3.78%	(2.53%)	(2.37%)
S.E.C. 30-Day Yield***	2.31%	1.67%	2.55%	2.84%

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/03 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed-rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that

18

shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (6.91%), 6.95% and 3.68%, respectively, and the S.E.C. 30-Day Yield for September 2013 would have been 2.21%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (5.72%), 7.13% and 3.66%, respectively, and the S.E.C. 30-Day Yield for September 2013 would have been 1.56%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (6.70%) and the S.E.C. 30-Day Yield for September 2013 would have been 0.19%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (2.48%) and the S.E.C. 30-Day Yield for September 2013 would have been 2.73%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

** The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

*** The S.E.C. 30-Day Yield shown is for September 2013.

19

Portfolio of Investments
INVESTMENT GRADE FUND
September 30, 2013

Principal
Amount	Security	Value

	CORPORATE BONDS—98.1%
	Aerospace/Defense—.3%
$1,800M	BAE Systems Holdings, Inc., 4.95%, 6/1/2014 (a)	$ 1,846,107

	Agriculture—.6%
2,725M	Cargill, Inc., 6%, 11/27/2017 (a)	3,143,456

	Automotive—1.9%
2,000M	Daimler Finance NA, LLC, 2.95%, 1/11/2017 (a)	2,073,086
4,000M	General Motors Co., 3.5%, 10/2/2018 (a)	4,010,000
4,100M	Johnson Controls, Inc., 5%, 3/30/2020	4,501,218

		10,584,304

	Chemicals—2.8%
5,000M	CF Industries, Inc., 7.125%, 5/1/2020	5,869,685
4,000M	Dow Chemical Co., 4.25%, 11/15/2020	4,190,696
5,000M	LyondellBasell Industries NV, 6%, 11/15/2021	5,715,975

		15,776,356

	Consumer Durables—.4%
2,300M	Newell Rubbermaid, Inc., 4.7%, 8/15/2020	2,453,737

	Energy—10.4%
5,000M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	6,076,295
4,800M	DCP Midstream, LLC, 9.75%, 3/15/2019 (a)	6,121,910
5,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	5,076,895
5,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	4,685,190
1,681M	Maritime & Northeast Pipeline, LLC, 7.5%, 5/31/2014 (a)	1,739,272
5,000M	Nabors Industries, Inc., 6.15%, 2/15/2018	5,627,990
4,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	3,691,896
5,000M	Petrobras International Finance Co., 5.375%, 1/27/2021	5,047,925
4,100M	Reliance Holdings USA, Inc., 4.5%, 10/19/2020 (a)	4,053,096
5,800M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	6,662,089
4,000M	Valero Energy Corp., 9.375%, 3/15/2019	5,187,932
4,000M	Weatherford International, Inc., 6.35%, 6/15/2017	4,491,916

		58,462,406

	Financial Services—16.2%
2,250M	Aflac, Inc., 8.5%, 5/15/2019	2,911,536
6,000M	American Express Co., 7%, 3/19/2018	7,235,862

20

Principal
Amount	Security	Value

	Financial Services (continued)
	American International Group, Inc.:
$3,100M	4.875%, 9/15/2016	$ 3,398,071
3,200M	8.25%, 8/15/2018	3,998,128
4,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	4,552,852
3,800M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	3,821,219
4,000M	BlackRock, Inc., 5%, 12/10/2019	4,544,028
4,000M	CoBank, ACB, 7.875%, 4/16/2018 (a)	4,884,900
1,800M	Compass Bank, 6.4%, 10/1/2017	1,934,824
5,750M	ERAC USA Finance Co., 4.5%, 8/16/2021 (a)	6,008,503
6,200M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	7,733,657
	General Electric Capital Corp.:
2,000M	5.625%, 9/15/2017	2,280,994
4,700M	5.3%, 2/11/2021	5,119,451
7,000M	6.75%, 3/15/2032	8,373,022
4,000M	Glencore Funding, LLC, 6%, 4/15/2014 (a)	4,096,992
3,800M	Harley-Davidson Funding Corp., 5.75%, 12/15/2014 (a)	4,007,670
4,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	4,143,424
5,400M	Protective Life Corp., 7.375%, 10/15/2019	6,537,429
4,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	4,958,984

		90,541,546

	Financials—20.0%
	Bank of America Corp.:
2,900M	5.65%, 5/1/2018	3,276,060
4,300M	5%, 5/13/2021	4,625,673
8,000M	Barclays Bank, PLC, 5.125%, 1/8/2020	8,943,400
3,168M	Bear Stearns Cos., Inc., 7.25%, 2/1/2018	3,798,084
	Citigroup, Inc.:
3,400M	4.45%, 1/10/2017	3,684,230
6,800M	6.125%, 11/21/2017	7,827,106
2,000M	4.5%, 1/14/2022	2,099,688
2,000M	Fifth Third Bancorp, 3.5%, 3/15/2022	1,979,440
	Goldman Sachs Group, Inc.:
6,000M	6.15%, 4/1/2018	6,869,328
1,900M	5.75%, 1/24/2022	2,109,940
3,000M	3.625%, 1/22/2023	2,874,360
1,600M	6.125%, 2/15/2033	1,750,946
3,650M	6.75%, 10/1/2037	3,820,780
	JPMorgan Chase & Co.:
6,000M	6%, 1/15/2018	6,896,526
4,000M	4.5%, 1/24/2022	4,179,636

21

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2013

Principal
Amount	Security	Value

	Financials (continued)
	Merrill Lynch & Co., Inc.:
$2,000M	5%, 1/15/2015	$ 2,100,420
4,600M	6.4%, 8/28/2017	5,294,365
	Morgan Stanley:
5,800M	5.95%, 12/28/2017	6,568,210
5,500M	6.625%, 4/1/2018	6,391,572
4,250M	5.5%, 7/28/2021	4,655,595
6,000M	SunTrust Banks, Inc., 6%, 9/11/2017	6,876,510
4,000M	UBS AG, 4.875%, 8/4/2020	4,478,068
	Wells Fargo & Co.:
5,800M	4.6%, 4/1/2021	6,308,161
1,800M	3.5%, 3/8/2022	1,804,901
3,000M	3.45%, 2/13/2023	2,813,412

		112,026,411

	Food/Beverage/Tobacco—8.2%
4,000M	Altria Group, Inc., 9.7%, 11/10/2018	5,293,692
4,000M	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/2020	4,603,868
3,000M	Bottling Group, LLC, 5.125%, 1/15/2019	3,416,916
5,225M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	6,513,569
4,000M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	4,797,672
4,165M	Ingredion, Inc., 4.625%, 11/1/2020	4,418,249
4,000M	Lorillard Tobacco Co., 6.875%, 5/1/2020	4,606,212
3,000M	Mead Johnson Nutrition Co., 4.9%, 11/1/2019	3,324,204
4,000M	Philip Morris International, Inc., 5.65%, 5/16/2018	4,634,432
4,000M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	4,038,984

		45,647,798

	Food/Drug—.7%
4,000M	Safeway, Inc., 4.75%, 12/1/2021	4,023,368

	Forest Products/Container—.5%
2,200M	International Paper Co., 9.375%, 5/15/2019	2,904,539

	Gaming/Leisure—.7%
4,000M	Marriott International, Inc., 3.25%, 9/15/2022	3,792,824

22

Principal
Amount	Security	Value

	Health Care—3.7%
$4,000M	Biogen IDEC, Inc., 6.875%, 3/1/2018	$ 4,753,256
4,050M	Express Scripts Holding Co., 4.75%, 11/15/2021	4,342,066
4,000M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	3,904,548
4,000M	Mylan, Inc., 3.125%, 1/15/2023 (a)	3,645,432
2,400M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	2,751,986
916M	Roche Holdings, Inc., 6%, 3/1/2019 (a)	1,089,824

		20,487,112

	Information Technology—3.3%
4,000M	Harris Corp., 4.4%, 12/15/2020	4,151,728
5,000M	Motorola Solutions, Inc., 6%, 11/15/2017	5,708,875
4,000M	Pitney Bowes, Inc., 5.75%, 9/15/2017	4,412,352
4,000M	Symantec Corp., 3.95%, 6/15/2022	3,944,116

		18,217,071

	Manufacturing—3.0%
3,000M	CRH America, Inc., 8.125%, 7/15/2018	3,655,533
2,700M	General Electric Co., 5.25%, 12/6/2017	3,075,926
4,000M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	4,745,688
2,500M	Pentair Finance SA, 3.15%, 9/15/2022	2,312,483
2,725M	Tyco Electronics Group SA, 6.55%, 10/1/2017	3,144,909

		16,934,539

	Media-Broadcasting—3.1%
3,950M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	5,177,952
2,000M	CBS Corp., 8.875%, 5/15/2019	2,559,630
3,250M	Comcast Corp., 4.25%, 1/15/2033	3,074,783
3,000M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	2,805,012
3,000M	Time Warner Entertainment Co., LP, 8.375%, 3/15/2023	3,505,224

		17,122,601

	Media-Diversified—1.6%
	McGraw-Hill Cos., Inc.:
1,800M	5.9%, 11/15/2017	1,948,916
2,300M	6.55%, 11/15/2037	2,246,196
4,000M	Vivendi SA, 6.625%, 4/4/2018 (a)	4,528,208

		8,723,320

23

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2013

Principal
Amount	Security	Value

	Metals/Mining—4.9%
$5,000M	Alcoa, Inc., 6.15%, 8/15/2020	$ 5,223,395
4,000M	ArcelorMittal, 6.125%, 6/1/2018	4,255,000
4,200M	Newmont Mining Corp., 5.125%, 10/1/2019	4,423,406
5,000M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	4,938,155
4,000M	Vale Overseas, Ltd., 5.625%, 9/15/2019	4,363,348
4,000M	Xstrata Canada Financial Corp., 4.95%, 11/15/2021 (a)	4,007,144

		27,210,448

	Real Estate Investment Trusts—5.3%
5,000M	Boston Properties, LP, 5.875%, 10/15/2019	5,765,645
5,000M	Digital Realty Trust, LP, 5.25%, 3/15/2021	5,263,390
5,000M	HCP, Inc., 5.375%, 2/1/2021	5,448,330
4,000M	ProLogis, LP, 6.625%, 5/15/2018	4,681,852
4,000M	Simon Property Group, LP, 5.75%, 12/1/2015	4,378,572
4,000M	Ventas Realty, LP, 4.75%, 6/1/2021	4,219,032

		29,756,821

	Retail-General Merchandise—1.6%
6,000M	GAP, Inc., 5.95%, 4/12/2021	6,658,218
2,000M	Home Depot, Inc., 5.875%, 12/16/2036	2,290,504

		8,948,722

	Telecommunications—1.4%
1,200M	BellSouth Telecommunications, 6.375%, 6/1/2028	1,311,959
3,300M	GTE Corp., 6.84%, 4/15/2018	3,853,964
3,000M	Rogers Communications, Inc., 3%, 3/15/2023	2,774,256

		7,940,179

	Transportation—2.2%
3,000M	Burlington North Santa Fe, LLC, 3%, 3/15/2023	2,828,673
3,000M	Con-way, Inc., 7.25%, 1/15/2018	3,403,485
4,000M	GATX Corp., 4.75%, 6/15/2022	4,087,788
2,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	2,040,322

		12,360,268

24

Principal
Amount	Security	Value

	Utilities—5.3%
$3,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	$ 3,486,330
1,900M	Electricite de France SA, 6.5%, 1/26/2019 (a)	2,281,624
3,240M	Entergy Arkansas, Inc., 3.75%, 2/15/2021	3,351,245
4,000M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	4,386,440
	Great River Energy Co.:
393M	5.829%, 7/1/2017 (a)	420,544
3,538M	4.478%, 7/1/2030 (a)	3,618,419
4,000M	National Fuel Gas Co., 8.75%, 5/1/2019	5,033,680
3,000M	Ohio Power Co., 5.375%, 10/1/2021	3,382,119
2,881M	Sempra Energy, 9.8%, 2/15/2019	3,859,719

		29,820,120

Total Value of Corporate Bonds (cost $523,601,510)	98.1%	548,724,053
Other Assets, Less Liabilities	1.9	10,718,735

Net Assets	100.0%	$559,442,788

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

25

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2013

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$548,724,053	$—	$548,724,053

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

26	See notes to financial statements

Portfolio Manager’s Letter
STRATEGIC INCOME FUND

Dear Investor:

I’m pleased to send you the First Investors Strategic Income Fund annual report for the period from April 3, 2013, the Fund’s inception date, to September 30, 2013. During the period, the Fund’s return on a net asset value basis was –0.9% for Class A shares, including dividends of 13.3 cents per share. The Fund’s return on a net asset value basis was –0.8% for Advisor shares, including dividends of 15.0 cents per share. The Advisor Class shares commenced operations on April 1, 2013, but were not available to the public until October 1, 2013.

During the review period, long-term interest rates moved sharply higher from historically low levels due to market concerns that the Federal Reserve (“the Fed”) would taper — or decrease — its stimulus program.

Key economic indicators — including stronger housing and jobs-related data — further convinced the market that the Fed’s monetary policy would become less accommodative. Treasury yields rose to their highest level in two years and fixed-income sectors came under pressure due to a potential “great rotation” into equities. Towards the end of the review period, the Fed provided some relief to the market as it announced that its stimulus tapering plans was on hold.

The Fund can invest through institutional class shares in a number of First Investors Funds (Underlying Funds). The average allocations to Underlying Funds as a percentage of the Fund’s net assets and, the total returns for the review period and the allocations as a percentage of net assets as of the end of the period were:

	Average Allocations		Allocations
	Review Period	Total Return	9/30/13
Equity Income Fund	8.1%	8.59%	10.1%
Fund For Income	38.6%	0.63%	40.0%
Government Fund	7.3%	–1.64%	10.0%
International Opportunities
Bond Fund	18.5%	–2.27%	15.1%
Investment Grade Fund	22.7%	–2.58%	20.1%
Cash	4.8%	0.00%	4.7%

For the review period, the Fund returned –0.87% compared to –2.16% for its benchmark, the Bank of America Merrill Lynch U.S. Broad Market Index. The Fund benefited from its emphasis on credit risk, expressed through its Equity Income and Fund For Income allocations. In particular, the Fund For Income, a high-yield bond fund, provided better returns than the more interest-rate-sensitive Government and

27

Portfolio Manager’s Letter (continued)
STRATEGIC INCOME FUND

Investment Grade funds. Lastly, the Fund’s cash allocation, although returning 0%, substantially outperformed the benchmark.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

28

Fund Expenses (unaudited)
STRATEGIC INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/3/13)	(9/30/13)	(4/3/13–9/30/13)*
Class A Shares	1.30%
Actual*		$1,000.00	$ 934.26	$6.23
Hypothetical**		$1,000.00	$1,018.55	$6.58
Advisor Class Shares	1.00%
Actual*		$1,000.00	$ 992.06	$4.94
Hypothetical**		$1,000.00	$1,020.06	$5.06

*	Actual expenses reflect only from the commencement of operations to the end of the period cov-
ered (April 3, 2013 through September 30, 2013). Therefore expenses shown are lower than would be expected for a six-month period. Actual expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio multipied by the average account value over the period, multiplied by 181/365 (to reflect the inception period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total value of investments.

29

Portfolio of Investments
STRATEGIC INCOME FUND
September 30, 2013

Shares	Security	Value

	MUTUAL FUNDS—93.5%
	Fixed Income Funds—83.5%
7,144,602	First Investors Fund For Income – Institutional Shares	$18,575,964
424,622	First Investors Government Fund – Institutional Shares	4,653,852
710,236	First Investors International Opportunities Bond Fund –
	Institutional Shares	6,995,824
952,122	First Investors Investment Grade Fund – Institutional Shares	9,321,277

		39,546,917

	Equity Funds—10.0%
523,018	First Investors Equity Income Fund – Institutional Shares	4,717,622

Total Value of Mutual Funds (cost $44,864,608)	93.5%	44,264,539
Other Assets, Less Liabilities	6.5	3,080,921

Net Assets	100.0%	$47,345,460

30

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Fixed Income Funds	$39,546,917	$—	$—	$39,546,917
Equity Funds	4,717,622	—	—	4,717,622
Total Investments in Securities	$44,264,539	$—	$—	$44,264,539

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	31

Portfolio Managers’ Letter
INTERNATIONAL OPPORTUNITIES BOND FUND

Dear Investor:

This is the annual report for the First Investors International Opportunities Bond Fund for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was –0.7% for Class A shares, including capital gain distributions of 1.3 cents per share and dividends of 29.8 cents per share. The Fund’s return on a net asset value basis for Advisor Class shares was –2.3% and –2.3% for Institutional Class shares, including dividends of 15.0 cents per share on Advisor Class shares and 14.9 cents per share on Institutional Class shares. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

The strategy invests in sovereign bonds and currencies of countries in the Citigroup World Government Bond ex-U.S. Index as well as some non-index countries, including those of emerging markets. Corporate bonds of countries in the Index may be purchased opportunistically as well. The main driver of outperformance relative to the Index during the 12-month period involved avoiding the Japanese yen. The yen began falling in November 2012 as markets foresaw a sweeping victory from Shinzo Abe’s Liberal Democratic Party in elections to occur in December. Abe pledged at the time that, if elected, he and his party would influence monetary and fiscal policy to reflate the Japanese economy. He installed a central bank chief at the head of the Bank of Japan in the spring of 2013 who promised to raise inflation expectations by pursuing quantitative easing measures and purchasing financial assets. The yen fell dramatically as a consequence against nearly every major world currency, so avoiding the yen in full helped the strategy outperform the Index, which holds a more than 40% exposure to the yen through Japanese government bonds exposures.

Although the yen positioning dominated relative performance, the strategy’s higher yield profile also generated a substantial benefit to relative performance. Longer maturity exposures in Mexico, Brazil, Australia, Hungary, South Africa, and the United Kingdom each contributed significantly to the strategy’s higher yield profile. Derivatives transactions produced a negligible impact on performance during the period. Unrealized and realized gains from derivatives, when aggregated, produced less than 10 basis points of negative impact.

Market Commentary and Outlook

It has been five years since the Great Financial Crisis of 2008. Yet, any discussion of the investment outlook invariably starts with reference to this historic event as if it happened yesterday. It is hard not to. The bankruptcy of Lehman Brothers coincided with a nearly $8 trillion collapse in U.S. household real estate values and ended a multi-decade debt super cycle. Perhaps even more destructively, the crisis demolished confidence and trust in the system, the outlook, policymakers, and in politicians. Confidence is the foundation of our financial system and it will take many years to recover.

32

Yet here we are five years later with house prices globally climbing once more and U.S. household net worth at new highs. Private sector U.S. GDP is expanding at a more than 3% annual rate. Europe seems to be emerging from recession with the monetary union intact and with competitiveness in most of the peripheral economies substantially improved. Instead of a credit bust, 7% looks like the floor on Chinese economic growth with the government acutely aware of the debt overhang and looking to reform.

Last year we coined the term “Risk of Success.” Our analysis of the economic outlook concluded that the longer unorthodox stimulus was sustained, the more likely the risks were in the direction of what could go right, rather than what could go wrong. The risk in success was that interest rate conditions would normalize if economic conditions improved enough and that this would coincide with a realignment of asset prices. The first stage of this normalization process has been underway for well over a year. Nominal safe-haven bond yields have been rising and yield curves steepening since July 2012, real yields have been moving up since December, gold has been weak, and equity risk premiums have been tumbling. These valuation movements are all market expressions of optimism in the outlook for non-inflationary economic growth!

Looking out over the next couple of quarters, we think stage one of renormalization is over but we expect continued improvement in growth and confidence will be an incremental process. Therefore, we believe the abrupt rise in U.S. real yields during the second quarter created an oversold condition in U.S. Treasuries. The sell-off across emerging debt markets was even more violent and indiscriminate, creating significant opportunities in markets with attractive debt dynamics and in many emerging markets fundamentals continue to improve on the back of structural reform. Therefore, we expect any bond panics like the one this summer will create opportunities for global bond investors.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

33

Fund Expenses (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.30%
Actual		$1,000.00	$ 977.47	$6.44
Hypothetical**		$1,000.00	$1,018.55	$6.58
Advisor Class Shares	1.07%
Actual		$1,000.00	$ 977.43	$5.30
Hypothetical**		$1,000.00	$1,019.71	$5.42
Institutional Class Shares	0.96%
Actual		$1,000.00	$ 977.43	$4.76
Hypothetical**		$1,000.00	$1,020.26	$4.86

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total value of investments.

34

Cumulative Performance Information (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

Comparison of change in value of $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) and the Citigroup World Government Bond ex-U.S. Index (Unhedged).

		Average Annual Total Returns*
		Advisor	Institutional
N.A.V. Only	Class A	Class	Class
One Year	(.72%)	N/A	N/A
Since Inception**	1.44%	(2.26%)	(2.26%)
		Advisor	Institutional
S.E.C. Standardized	Class A	Class	Class
One Year	(6.39%)	N/A	N/A
Since Inception**	(3.78%)	(2.26%)	(2.26%)
S.E.C. 30-Day Yield***	2.05%	2.58%	2.72%

The graph compares a $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) beginning 8/20/12 (commencement of operations) with a theoretical investment in the Citigroup World Government Bond ex-U.S. Index (Unhedged) (the “Index”). The Index encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

35

Cumulative Performance Information (unaudited) (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (6.70%) and (11.44%), respectively, and the S.E.C. 30-Day Yield for September 2013 would have been 2.05%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (6.42%) and the S.E.C. 30-Day Yield for September 2013 would have been 0.23%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

**The returns for Class A shares are for the period beginning 8/17/12 (commencement of operations). The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

*** The S.E.C. 30-Day Yield shown is for September 2013.

36

Portfolio of Investments
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2013

Principal
Amount		Security	Value

		SOVEREIGN BONDS—60.0%
		United Kingdom—16.1%
		United Kingdom Gilt:
$ 8,350M	GBP	2.25%, 3/7/2014	$ 13,634,362
1,900M	GBP	4.25%, 3/7/2036	3,495,257

			17,129,619

		Mexico—13.1%
		United Mexican States:
584M	MXN	8.5%, 5/31/2029	5,190,143
420M	MXN	8.5%, 11/18/2038	3,700,587
613M	MXN	7.75%, 11/13/2042	4,960,589

			13,851,319

		Italy—7.2%
5,660M	EUR	Italy Buoni Poliennali Del Tesoro, 5%, 8/1/2039	7,648,669

		South Korea—4.5%
		Republic of Korea:
556,000M	KRW	3%, 12/10/2013	517,812
4,108,000M	KRW	5.75%, 9/10/2018	4,285,863

			4,803,675

		Poland—4.3%
		Republic of Poland:
10,085M	PLN	5%, 10/24/2013	3,235,574
3,790M	PLN	5.25%, 10/25/2020	1,287,925

			4,523,499

		South Africa—3.9%
		Republic of South Africa:
12,855M	ZAR	6.75%, 3/31/2021	1,231,666
38,815M	ZAR	6.5%, 2/28/2041	2,908,690

			4,140,356

		New Zealand—3.8%
		New Zealand Government Bonds:
2,390M	NZD	5%, 3/15/2019	2,073,469
2,230M	NZD	5.5%, 4/15/2023	1,991,192

			4,064,661

37

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2013

Principal
Amount		Security	Value

		Hungary—2.7%
		Hungary Government Bond:
$ 535,000M	HUF	5.5%, 2/12/2016	$ 2,503,355
69,000M	HUF	7.5%, 11/12/2020	352,344

			2,855,699

		Ireland—2.0%
		Republic of Ireland:
885M	EUR	4.5%, 4/18/2020	1,263,954
575M	EUR	5%, 10/18/2020	843,988

			2,107,942

		Turkey—1.3%
2,795M	TRY	Republic of Turkey, 9%, 3/5/2014	1,392,768

		Brazil—1.1%
		Nota Do Tesouro Nacional:
1M	BRL	9.76%, 1/1/2021	214,019
2M	BRL	9.76%, 1/1/2023	932,387

			1,146,406

Total Value of Sovereign Bonds (cost $64,398,884)			63,664,613

		GOVERNMENT REGIONAL AGENCY—10.0%
		Australia—9.6%
3,950M	AUD	New South Wales Treasury Corp., 6%, 4/1/2016	3,962,373
		Queensland Treasury Corp.:
3,260M	AUD	6.25%, 2/21/2020	3,404,427
735M	AUD	6%, 7/21/2022	756,667
2,045M	AUD	Treasury Corp. of Victoria, 5.75%, 11/15/2016	2,058,961

			10,182,428

		Netherlands—.4%
466M	USD	Bank Nederlanse Gemeenten, 1%, 11/17/2014 (b)	469,147

Total Value of Government Regional Agency (cost $11,520,103)			10,651,575

		GOVERNMENT SOVEREIGN AGENCY—5.8%
		Sweden—3.0%
3,200M	USD	Swedish Export Credit, 0.625%, 9/4/2015	3,210,714

38

Principal
Amount		Security	Value
		Norway—1.2%
$ 1,250M	USD	Kommunalbanken AS, 0.33185%, 3/18/2016 (a)(b)	$ 1,249,930

		Denmark—.9%
940M	USD	KommuneKredit, 0.3141%, 11/20/2014 (a)	940,653

		Canada—.7%
1,677M	BRL	Export Development Canada, 5.125%, 7/31/2014	733,388
Total Value of Government Sovereign Agency (cost $6,239,231)			6,134,685

		U.S. GOVERNMENT OBLIGATIONS—5.7%
		United States
6,010M	USD	U.S. Treasury Note, 0.25%, 6/30/2014 (cost $6,013,738)	6,017,278

		GOVERNMENT GUARANTEED PROGRAM—5.5%
		Germany—3.5%
1,000M	USD	Erste Abwicklungsanstalt, 0.4581%, 6/7/2016 (a)	999,709
		Kreditanstalt fuer Wiederaufbau:
905M	USD	0.375%, 5/15/2015 (c)	905,143
1,735M	AUD	6.25%, 12/4/2019 (c)	1,799,090
			3,703,942

		Netherlands—1.3%
1,350M	USD	Neder Waterschapsbank, 0.3138%, 10/27/2014 (a)(b)	1,350,609

		New Zealand—.7%
720M	USD	Wespac Securities New Zealand, Ltd., 3.45%, 7/28/2014 (b)	738,729
Total Value of Government Guaranteed Program (cost $6,016,912)			5,793,280

		SUPRANATIONAL—2.0%
		United States—1.1%
2,800M	BRL	Inter-American Development Bank, 5.25%, 7/19/2016	1,140,478

		Phillipines—.5%
1,272M	BRL	Asian Development Bank, 5.25%, 9/25/2015	532,051

		Luxembourg—.4%
1,150M	BRL	European Investment Bank, 6%, 1/25/2016 (b)	485,820
Total Value of Supranational (cost $2,610,983)			2,158,349

39

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2013

Principal
Amount		Security		Value

		SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—6.4%
		United States
		U.S. Treasury Bills:
$ 4,870M	USD	0.0585%, 11/14/2013		$ 4,869,652
1,365M	USD	0.105%, 11/14/2013		1,364,825
610M	USD	0.13%, 11/14/2013		609,900

Total Value of Short-Term U.S. Government Obligations (cost $6,844,377)				6,844,377

Total Value of Investments (cost $103,644,228)			95.4%	101,264,157
Other Assets, Less Liabilities			4.6	4,896,305

Net Assets			100.0%	$106,160,462

(a)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2013.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(c)	The Federal Republic of Germany guarantees all existing and future obligations of Kreditanstalt fuer Wiederaufbau (“KFW”) in respect of money borrowed, bonds issued, and derivative transactions entered into by KFW, as well as third party obligations that are expressly guaranteed by KFW.

Summary of Abbreviations:
AUD	Australian Dollar
BRL	Brazillian Real
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

40

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observ-
able for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Sovereign Bonds
United Kingdom	$—	$17,129,619	$—	$17,129,619
Mexico	—	13,851,319	—	13,851,319
Italy	—	7,648,669	—	7,648,669
South Korea	—	4,803,675	—	4,803,675
Poland	—	4,523,499	—	4,523,499
South Africa	—	4,140,356	—	4,140,356
New Zealand	—	4,064,661	—	4,064,661
Hungary	—	2,855,699	—	2,855,699
Ireland	—	2,107,942	—	2,107,942
Turkey	—	1,392,768	—	1,392,768
Brazil	—	1,146,406	—	1,146,406
Government Regional Agency
Australia	—	10,182,428	—	10,182,428
Netherlands	—	469,147	—	469,147
Government Sovereign Agency
Sweden	—	3,210,714	—	3,210,714
Norway	—	1,249,930	—	1,249,930
Denmark	—	940,653	—	940,653
Canada	—	733,388	—	733,388

41

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2013

	Level 1	Level 2	Level 3	Total
U.S. Government Obligations
United States	$—	$6,017,278	$—	$6,017,278
Government Guaranteed Program
Germany	—	3,703,942	—	3,703,942
Netherlands	—	1,350,609	—	1,350,609
New Zealand	—	738,729	—	738,729
Supranational
United States	—	1,140,478	—	1,140,478
Phillipines	—	532,051	—	532,051
Luxembourg	—	485,820	—	485,820
Short-Term U.S. Government
Obligations
United States	—	6,844,377	—	6,844,377
Total Investments in Securities	$—	$101,264,157	$—	$101,264,157
Other Financial Instruments*	$—	$(739,042)	$—	$(739,042)

*	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized depreciation on the instrument.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

42	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

I’m pleased to send you the First Investors Fund For Income annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was 5.6% for Class A shares and 4.8% for Class B shares, including dividends of 15.2 cents per share on Class A shares and 13.4 cents on Class B shares. The Fund’s return on a net asset value basis was 0.2% for Advisor Class shares and 0.7% for Institutional Class shares, including dividends of 7.6 cents per share on Advisor Class shares and 7.8 cents per share on Institutional Class shares. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

Coming off of a very strong 2012, high-yield markets generated attractive, but below-coupon, performance for fiscal year 2013. From a fundamental perspective, many high-yield companies continued to benefit from contained costs, steady cash balances, and the aggressive refinancing of debt at today’s low rates.

As a result, in general markets trended positively during the year, but suffered interruptions throughout the summer on the back of changing investor sentiments about the likely fate of Treasury rate increases. Fixed-income markets reacted strongly to Federal Reserve (“the Fed”) comments at the end of May regarding the potential reduction or elimination of the Fed’s bond-buying program, dubbed Quantitative Easing (“QE”), resulting in the first of three down months for the period.

In May, strong U.S. consumer confidence and robust U.S. housing price improvements signaled improving economic conditions — increasing the market’s expectation that quantitative easing would be withdrawn sooner rather than later. Both equities and fixed-income declined through June on the news.

In July, investor risk appetite resurfaced to capture higher yields even as Ben Bernanke’s comments that quantitative easing was “by no means on a preset course” and “would be dependent on economic conditions” failed to stem a rise in Treasury rates. The cycle largely repeated in August and September as stronger-than-anticipated economic data convinced investors that the Fed may begin to taper QE, ahead of the Fed’s September assurances that they would not yet do so.

In this environment, the Fund provided competitive returns slightly trailing the benchmark after fees. The Fund delivered solid credit selection and outperformed the index across a wide variety of industries, earning its biggest contributions relative to the market from investments in cable, energy, chemicals and steel.

The Fund did not share in the benchmark’s gains from investments in banks and insurance companies. As in past years, we believe that banks and insurers tend to feature opaque credit risks and we therefore remain underinvested in these sectors.

43

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

The Fund benefited versus the benchmark from its concentration in lower-duration or less interest-rate sensitive holdings, a trend that could be accentuated should interest rates appear poised to increase.

We believe that fiscal year 2014 for the Fund starts very much where 2013 left off. Largely in the absence of credit concerns, we believe that high-yield markets are not likely to be impacted by credit defaults — which are poised to remain historically low — but instead by factors other than corporate fundamentals. Specifically, moves in the prices and yields of Treasuries, as well as political wrangling about the economy in Washington, could create price movement in the high yield market as investors change their views with regard to larger economic issues. Thus, short bouts of Treasury volatility could result in small episodes of high yield price volatility, even when nothing has fundamentally changed in the outlook for most high yield companies.

Investors already appear satisfied by late October’s Congressional budget and debt-ceiling actions, but both issues will continue to make headlines in 2014. Interestingly, the Fed’s Ben Bernanke cited political uncertainty around the U.S. debt-ceiling debate as a risk to the U.S. economic outlook and one of the reasons why the Fed chose not to begin its tapering activity in September.

We anticipate increased volatility around Treasuries in the short-term based on any apparent episodes of government impasse. If the budget and debt-ceiling issues are resolved, then we could see Treasury rates move higher as flight-to-quality fears subside.

Corporate-credit fundamentals remain strong, but investors do not like gridlock and the political posturing coming out of Washington. History has demonstrated that such uncertainty can impact the price of high-yield bonds as well as other risk assets. As market participants gain clarity on the timing of Fed tapering and become more confident in economic conditions, the high yield market could benefit.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

44

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.21%
Actual		$1,000.00	$1,002.37	$ 6.07
Hypothetical**		$1,000.00	$1,019.00	$ 6.12
Class B Shares	2.03%
Actual		$1,000.00	$ 998.95	$10.17
Hypothetical**		$1,000.00	$1,014.89	$10.25
Advisor Class Shares	1.03%
Actual		$1,000.00	$1,002.79	$ 5.17
Hypothetical**		$1,000.00	$1,019.91	$ 5.22
Institutional Class Shares	0.81%
Actual		$1,000.00	$1,006.61	$ 4.07
Hypothetical**		$1,000.00	$1,021.01	$ 4.10

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total value of investments.

45

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	5.55%	4.84%	N/A	N/A
Five Years	8.66%	7.89%	N/A	N/A
Ten Years, Since Inception**	5.73%	5.25%	.23%	.66%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	(.57%)	.85%	N/A	N/A
Five Years	7.37%	7.59%	N/A	N/A
Ten Years, Since Inception**	5.10%	5.25%	.23%	.66%
S.E.C. 30-Day Yield***	4.05%	3.52%	4.48%	4.71%

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/03 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

46

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (.58%), 7.35% and 5.08%, respectively, and the S.E.C. 30-Day Yield for September 2013 would have been 4.02%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been .83%, 7.49% and 5.17%, respectively, and the S.E.C. 30-Day Yield for September 2013 would have been 3.50%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (3.87%) and the S.E.C. 30-Day Yield for September 2013 would have been 2.22%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 0.64% and the S.E.C. 30-Day Yield for September 2013 would have been 4.68%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures are from Bank of America Merrill Lynch and all other figures are from First Investors Management Company, Inc.

**The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

*** The S.E.C. 30-Day Yield shown is for September 2013.

47

Portfolio of Investments
FUND FOR INCOME
September 30, 2013

Principal
Amount	Security	Value

	CORPORATE BONDS—89.3%
	Aerospace/Defense—.6%
$ 3,725M	Meccanica Holdings USA, Inc., 6.25%, 7/15/2019 (a)	$ 3,841,380

	Automotive—3.5%
	American Axle & Manufacturing, Inc.:
2,350M	6.25%, 3/15/2021	2,432,250
1,950M	6.625%, 10/15/2022	2,008,500
2,375M	Cooper Tire & Rubber Co., 8%, 12/15/2019	2,437,344
2,825M	Cooper-Standard Automotive, Inc., 8.5%, 5/1/2018	3,022,750
	General Motors Financial Co., Inc.:
575M	3.25%, 5/15/2018 (a)	560,625
175M	4.25%, 5/15/2023 (a)	160,344
2,650M	Gestamp Funding Luxembourg SA, 5.625%, 5/31/2020 (a)	2,650,000
900M	Goodyear Tire & Rubber Co., 8.25%, 8/15/2020	1,010,250
2,100M	Oshkosh Corp., 8.5%, 3/1/2020	2,325,750
	Schaeffler Finance BV:
1,300M	6.875%, 8/15/2018 (a)	1,368,250
1,900M	8.5%, 2/15/2019 (a)	2,128,000
3,250M	4.75%, 5/15/2021 (a)	3,168,750

		23,272,813

	Building Materials—1.9%
425M	Allegion US Holding Co., 5.75%, 10/1/2021 (a)(b)	428,187
	Building Materials Corp.:
3,625M	6.875%, 8/15/2018 (a)	3,892,344
1,700M	7.5%, 3/15/2020 (a)	1,840,250
1,325M	Cemex Finance, LLC, 9.375%, 10/12/2022 (a)	1,457,500
	Cemex SAB de CV:
1,350M	9.5%, 6/15/2018 (a)	1,501,875
525M	5.875%, 3/25/2019 (a)	505,312
400M	6.5%, 12/10/2019 (a)	395,000
2,150M	Texas Industries, Inc., 9.25%, 8/15/2020	2,375,750

		12,396,218

	Chemicals—2.2%
2,950M	Ferro Corp., 7.875%, 8/15/2018	3,112,250
1,625M	Huntsman International, LLC, 8.625%, 3/15/2020	1,795,625
1,125M	LSB Industries, Inc., 7.75%, 8/1/2019 (a)	1,172,813
675M	NOVA Chemicals Corp., 5.25%, 8/1/2023 (a)	678,797
2,575M	Orion Engineered Carbon Bondco GmbH, 9.625%,
	6/15/2018 (a)	2,858,250

48

Principal
Amount	Security	Value

	Chemicals (continued)
$ 525M	SPCM SA, 6%, 1/15/2022 (a)(b)	$ 530,250
4,175M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	4,289,813

		14,437,798

	Consumer Non-Durables—2.5%
2,200M	Hanesbrands, Inc., 6.375%, 12/15/2020	2,381,500
	Levi Strauss & Co.:
925M	7.625%, 5/15/2020	1,001,313
2,625M	6.875%, 5/1/2022	2,795,625
1,017M	Libbey Glass, Inc., 6.875%, 5/15/2020	1,088,190
3,025M	Phillips Van-Heusen Corp., 7.375%, 5/15/2020	3,312,375
	Reynolds Group Issuer, Inc.:
650M	7.125%, 4/15/2019	693,875
3,600M	5.75%, 10/15/2020	3,631,500
	Spectrum Brands Escrow Corp.:
825M	6.375%, 11/15/2020 (a)	862,125
1,075M	6.625%, 11/15/2022 (a)	1,118,000

		16,884,503

	Energy—15.2%
	AmeriGas Finance, LLC:
500M	6.75%, 5/20/2020	533,750
1,250M	7%, 5/20/2022	1,306,250
1,300M	Antero Resources Finance Corp., 6%, 12/1/2020	1,319,500
	Atlas Pipeline Partners, LP:
1,550M	4.75%, 11/15/2021 (a)	1,408,562
4,000M	5.875%, 8/1/2023 (a)	3,780,000
	Basic Energy Services, Inc.:
1,025M	7.75%, 2/15/2019	1,040,375
2,100M	7.75%, 10/15/2022	2,042,250
	Berry Petroleum Co.:
675M	6.75%, 11/1/2020	690,187
2,275M	6.375%, 9/15/2022	2,297,750
2,650M	Calumet Specialty Products Partners, LP, 9.625%, 8/1/2020	2,941,500
	Chesapeake Energy Corp.:
2,025M	7.25%, 12/15/2018	2,303,437
800M	6.625%, 8/15/2020	864,000
800M	6.875%, 11/15/2020	868,000
1,675M	5.75%, 3/15/2023	1,687,562
875M	Concho Resources, Inc., 5.5%, 4/1/2023	868,437

49

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2013

Principal
Amount	Security	Value

	Energy (continued)
	Consol Energy, Inc.:
$ 1,225M	8%, 4/1/2017	$ 1,307,687
4,250M	8.25%, 4/1/2020	4,579,375
200M	Continental Resources, Inc., 4.5%, 4/15/2023	197,250
3,675M	Eagle Rock Energy Partners, LP, 8.375%, 6/1/2019	3,693,375
2,750M	El Paso Corp., 6.5%, 9/15/2020	2,893,698
1,475M	Energy XXI Gulf Coast, Inc., 7.5%, 12/15/2021 (a)	1,460,250
3,126M	Expro Finance Luxembourg SCA, 8.5%, 12/15/2016 (a)	3,294,022
3,450M	Ferrellgas Partners, LP, 9.125%, 10/1/2017	3,635,437
1,175M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021 (a)	1,185,281
3,375M	Genesis Energy, LP, 7.875%, 12/15/2018	3,619,687
1,050M	Gibson Energy, Inc., 6.75%, 7/15/2021 (a)	1,089,375
1,700M	Inergy Midstream, LP, 6%, 12/15/2020 (a)	1,695,750
	Legacy Reserves, LP:
3,175M	8%, 12/1/2020 (a)	3,222,625
1,500M	6.625%, 12/1/2021 (a)	1,410,000
	Linn Energy, LLC:
625M	6.5%, 5/15/2019	603,125
1,850M	6.25%, 11/1/2019 (a)	1,752,875
1,225M	8.625%, 4/15/2020	1,272,469
1,975M	7.75%, 2/1/2021	1,994,750
	Newfield Exploration Co.:
450M	7.125%, 5/15/2018	469,125
1,100M	5.75%, 1/30/2022	1,102,750
1,350M	NuStar Logistics, LP, 6.75%, 2/1/2021	1,380,375
	Oasis Petroleum, Inc.:
925M	6.5%, 11/1/2021	980,500
350M	6.875%, 3/15/2022 (a)	370,125
	Offshore Group Investment, Ltd.:
1,875M	7.5%, 11/1/2019	1,982,813
1,075M	7.125%, 4/1/2023	1,053,500
1,675M	Pacific Drilling SA, 5.375%, 6/1/2020 (a)	1,637,313
	Penn Virginia Resource Partners, LP:
2,200M	8.25%, 4/15/2018	2,293,500
925M	8.375%, 6/1/2020	966,625
300M	6.5%, 5/15/2021 (a)	284,625
1,550M	PetroLogistics, LP, 6.25%, 4/1/2020 (a)	1,526,750
700M	Plains Exploration & Production Co., 6.125%, 6/15/2019	750,906
4,000M	Rain CII Carbon, LLC, 8.25%, 1/15/2021 (a)	4,040,000
1,600M	Range Resources Corp., 5%, 3/15/2023	1,544,000
1,565M	RKI Exploration & Production, LLC, 8.5%, 8/1/2021 (a)	1,578,694

50

Principal
Amount	Security	Value

	Energy (continued)
$ 1,575M	Samson Investment Co., 10.25%, 2/15/2020 (a)	$ 1,677,375
4,850M	SandRidge Energy, Inc., 7.5%, 2/15/2023	4,825,750
1,125M	SESI, LLC, 6.375%, 5/1/2019	1,195,313
	SM Energy Co.:
600M	6.625%, 2/15/2019	627,000
1,175M	6.5%, 11/15/2021	1,227,875
1,150M	6.5%, 1/1/2023	1,178,750
	Suburban Propane Partners, LP:
2,089M	7.5%, 10/1/2018	2,245,675
433M	7.375%, 8/1/2021	465,475
600M	Tesoro Logistics, LP, 5.875%, 10/1/2020	601,500
2,875M	Unit Corp., 6.625%, 5/15/2021	2,961,250

		101,826,155

	Financials—4.5%
	Algeco Scotsman Global Finance, PLC:
1,650M	8.5%, 10/15/2018 (a)	1,753,125
800M	10.75%, 10/15/2019 (a)	808,000
	Ally Financial, Inc.:
4,300M	6.25%, 12/1/2017	4,614,321
1,350M	4.75%, 9/10/2018	1,345,428
5,025M	8%, 3/15/2020	5,803,875
675M	CNH Capital, LLC, 6.25%, 11/1/2016	745,875
1,075M	Hockey Merger Sub 2, Inc., 7.875%, 10/1/2021 (a)(b)	1,081,719
	International Lease Finance Corp.:
4,775M	8.75%, 3/15/2017	5,503,188
825M	6.25%, 5/15/2019	870,375
4,450M	8.25%, 12/15/2020	5,084,125
1,725M	Midcontinent Communications & Finance Corp., 6.25%,
	8/1/2021 (a)	1,742,250
900M	Nielsen Co., (Luxembourg) Sarl, 5.5%, 10/1/2021 (a)	903,375

		30,255,656

	Food/Beverage/Tobacco—1.0%
1,650M	B&G Foods, Inc., 4.625%, 6/1/2021	1,579,875
875M	Barry Callebaut Services SA, 5.5%, 6/15/2023 (a)	885,378
1,650M	Chiquita Brands International, Inc., 7.875%, 2/1/2021 (a)	1,757,250
1,700M	JBS USA, LLC, 7.25%, 6/1/2021 (a)	1,691,500
725M	Sun Merger Sub, Inc., 5.25%, 8/1/2018 (a)	744,938

		6,658,941

51

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2013

Principal
Amount	Security	Value

	Food/Drug—1.4%
$ 2,900M	BI-LO, LLC, 8.625%, 9/15/2018 (a)	$ 2,958,000
3,600M	NBTY, Inc., 9%, 10/1/2018	3,969,000
2,450M	Tops Holding Corp., 8.875%, 12/15/2017 (a)	2,695,000

		9,622,000

	Forest Products/Containers—3.3%
	Ardagh Packaging Finance, PLC:
2,050M	7.375%, 10/15/2017 (a)	2,202,844
3,500M	7%, 11/15/2020 (a)	3,377,500
	Ball Corp.:
2,450M	7.375%, 9/1/2019	2,664,375
1,050M	4%, 11/15/2023	947,625
3,525M	Clearwater Paper Corp., 7.125%, 11/1/2018	3,807,000
1,925M	CROWN Americas, LLC, 4.5%, 1/15/2023 (a)	1,771,000
2,200M	Greif, Inc., 7.75%, 8/1/2019	2,497,000
	Sealed Air Corp.:
1,500M	8.125%, 9/15/2019 (a)	1,680,000
1,250M	8.375%, 9/15/2021 (a)	1,421,875
1,582M	Tekni-Plex, Inc., 9.75%, 6/1/2019 (a)	1,787,660

		22,156,879

	Gaming/Leisure—1.0%
1,350M	Hilton Worldwide Finance, LLC, 5.625%, 10/15/2021 (a)(b)	1,355,906
700M	Nai Entertainment Holdings, LLC, 5%, 8/1/2018 (a)	717,500
2,950M	National CineMedia, LLC, 7.875%, 7/15/2021	3,230,250
1,350M	Six Flags Entertainment Corp., 5.25%, 1/15/2021 (a)	1,289,250

		6,592,906

	Health Care—5.9%
850M	Aviv Healthcare Properties, LP, 7.75%, 2/15/2019	915,875
3,249M	Biomet, Inc., 6.5%, 8/1/2020	3,370,838
	Community Health Systems, Inc.:
3,350M	8%, 11/15/2019	3,530,062
2,425M	7.125%, 7/15/2020	2,452,281
1,425M	DaVita, Inc., 6.375%, 11/1/2018	1,499,812
1,150M	Fresenius Medical Care US Finance II, Inc., 5.625%,
	7/31/2019 (a)	1,204,625
4,400M	Genesis Health Ventures, Inc., 9.75%, 6/15/2005 (c)(d)	—

52

Principal
Amount	Security	Value

	Health Care (continued)
	HCA, Inc.:
$ 2,075M	8%, 10/1/2018	$ 2,391,438
675M	8.5%, 4/15/2019	727,312
2,000M	6.5%, 2/15/2020	2,172,500
475M	7.25%, 9/15/2020	517,750
1,225M	6.25%, 2/15/2021	1,247,969
1,950M	7.75%, 5/15/2021	2,079,187
1,525M	7.5%, 2/15/2022	1,677,500
	HealthSouth Corp.:
850M	8.125%, 2/15/2020	929,688
945M	7.75%, 9/15/2022	1,018,238
4,050M	Tenet Healthcare Corp., 8.125%, 4/1/2022 (a)	4,237,313
2,500M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	2,593,750
4,125M	Valeant Pharmaceuticals International, Inc., 6.375%,
	10/15/2020 (a)	4,310,625
2,250M	Vanguard Health Holding Co. II, LLC, 8%, 2/1/2018	2,385,000

		39,261,763

	Information Technology—2.6%
	Activision Blizzard, Inc.:
1,075M	5.625%, 9/15/2021 (a)	1,079,031
500M	6.125%, 9/15/2023 (a)	503,750
1,750M	Advanced Micro Devices, Inc., 7.5%, 8/15/2022	1,684,375
	Audatex North America, Inc.:
2,000M	6.75%, 6/15/2018	2,130,000
1,200M	6%, 6/15/2021 (a)	1,230,000
1,475M	CyrusOne, LP, 6.375%, 11/15/2022	1,471,312
1,250M	Equinix, Inc., 7%, 7/15/2021	1,335,937
3,175M	Healthcare Technology Intermediate, Inc., 7.375%, 9/1/2018 (a)	3,258,344
1,825M	Lender Processing Services, Inc., 5.75%, 4/15/2023	1,882,031
2,100M	MEMC Electronic Materials, Inc., 7.75%, 4/1/2019	2,184,000
675M	Verisign, Inc., 4.625%, 5/1/2023 (a)	637,875

		17,396,655

	Manufacturing—3.9%
1,550M	Amsted Industries, 8.125%, 3/15/2018 (a)	1,650,750
	Bombardier, Inc.:
2,425M	7.5%, 3/15/2018 (a)	2,734,187
2,575M	7.75%, 3/15/2020 (a)	2,922,625
1,500M	6.125%, 1/15/2023 (a)	1,507,500

53

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2013

Principal
Amount	Security	Value

	Manufacturing (continued)
$ 3,850M	Case New Holland, Inc., 7.875%, 12/1/2017	$ 4,494,875
2,450M	Dematic SA, 7.75%, 12/15/2020 (a)	2,560,250
3,350M	Edgen Murray Corp., 8.75%, 11/1/2020 (a)	3,417,000
1,550M	EDP Finance BV, 6%, 2/2/2018 (a)	1,608,125
	Rexel SA:
4,500M	6.125%, 12/15/2019 (a)	4,623,750
975M	5.25%, 6/15/2020 (a)	955,500

		26,474,562

	Media-Broadcasting—3.1%
2,450M	Allbritton Communication Co., 8%, 5/15/2018	2,649,062
	Belo Corp.:
725M	7.75%, 6/1/2027	772,125
150M	7.25%, 9/15/2027	152,250
2,825M	Block Communications, Inc., 7.25%, 2/1/2020 (a)	2,980,375
1,600M	LIN Television Corp., 8.375%, 4/15/2018	1,712,000
	Nexstar Broadcasting, Inc.:
2,475M	8.875%, 4/15/2017	2,698,988
3,175M	6.875%, 11/15/2020 (a)	3,246,438
	Sinclair Television Group, Inc.:
2,000M	9.25%, 11/1/2017 (a)	2,109,200
2,300M	5.375%, 4/1/2021	2,196,500
925M	6.375%, 11/1/2021 (a)(b)	934,250
	Sirius XM Radio, Inc.:
850M	5.75%, 8/1/2021 (a)	850,000
800M	4.625%, 5/15/2023 (a)	732,000

		21,033,188

	Media-Cable TV—6.5%
	Cablevision Systems Corp.:
2,750M	8.625%, 9/15/2017	3,169,375
1,525M	7.75%, 4/15/2018	1,715,625
	CCO Holdings, LLC:
1,150M	7%, 1/15/2019	1,220,437
850M	8.125%, 4/30/2020	928,625
1,175M	7.375%, 6/1/2020	1,274,875
650M	5.25%, 3/15/2021 (a)	627,250
550M	6.5%, 4/30/2021	561,000
875M	5.125%, 2/15/2023	807,187
3,350M	Cequel Communications Holdings I, LLC, 6.375%, 9/15/2020 (a)	3,433,750

54

Principal
Amount	Security	Value

	Media-Cable TV (continued)
	Clear Channel Worldwide Holdings, Inc.:
$ 200M	7.625%, 3/15/2020 Series “A”	$ 206,000
2,200M	7.625%, 3/15/2020 Series “B”	2,282,500
1,025M	6.5%, 11/15/2022 Series “A”	1,045,500
2,375M	6.5%, 11/15/2022 Series “B”	2,434,375
1,050M	Cogeco Cable, Inc., 4.875%, 5/1/2020 (a)	1,006,687
	DISH DBS Corp.:
5,075M	7.875%, 9/1/2019	5,810,875
950M	5%, 3/15/2023	885,875
1,175M	Echostar DBS Corp., 7.125%, 2/1/2016	1,293,969
3,025M	Gray Television, Inc., 7.5%, 10/1/2020	3,161,125
3,275M	Harron Communications, LP, 9.125%, 4/1/2020 (a)	3,618,875
1,200M	Lynx II Corp., 6.375%, 4/15/2023 (a)	1,200,000
2,375M	Nara Cable Funding, Ltd., 8.875%, 12/1/2018 (a)	2,517,500
450M	Quebecor Media, Inc., 5.75%, 1/15/2023	426,375
3,850M	UPC Holding BV, 9.875%, 4/15/2018 (a)	4,196,500

		43,824,280

	Media-Diversified—1.0%
	Gannett Co., Inc.:
1,425M	5.125%, 7/15/2020 (a)	1,403,625
1,600M	6.375%, 10/15/2023 (a)(b)	1,592,000
3,625M	Lamar Media Corp., 7.875%, 4/15/2018	3,887,813

		6,883,438

	Metals/Mining—8.0%
4,200M	Alcoa, Inc., 6.15%, 8/15/2020	4,387,652
1,625M	Aleris International, Inc., 7.875%, 11/1/2020	1,685,937
	ArcelorMittal:
1,925M	6.125%, 6/1/2018	2,047,719
5,206M	10.35%, 6/1/2019	6,429,410
1,450M	6.75%, 2/25/2022	1,533,375
	Arch Coal, Inc.:
325M	7%, 6/15/2019	255,125
2,475M	7.25%, 10/1/2020	1,887,187
2,400M	7.25%, 6/15/2021	1,830,000
450M	Coeur d’Alene Mines Corp., 7.875%, 2/1/2021 (a)	456,750

55

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2013

Principal
Amount	Security	Value

	Metals/Mining (continued)
	FMG Resources (August 2006) Property, Ltd.:
$ 1,250M	6.375%, 2/1/2016 (a)	$ 1,281,250
975M	6%, 4/1/2017 (a)	1,004,250
3,675M	6.875%, 2/1/2018 (a)	3,854,156
1,525M	8.25%, 11/1/2019 (a)	1,650,812
450M	6.875%, 4/1/2022 (a)	452,250
3,725M	JMC Steel Group, 8.25%, 3/15/2018 (a)	3,659,813
1,000M	Kaiser Aluminum Corp., 8.25%, 6/1/2020	1,122,500
2,100M	Molycorp, Inc., 10%, 6/1/2020	2,105,250
	Novelis, Inc.:
4,925M	8.375%, 12/15/2017	5,300,531
1,850M	8.75%, 12/15/2020	2,039,625
	Peabody Energy Corp.:
2,050M	6%, 11/15/2018	2,055,125
1,700M	6.5%, 9/15/2020	1,683,000
2,525M	6.25%, 11/15/2021	2,461,875
	Steel Dynamics, Inc.:
1,200M	6.125%, 8/15/2019	1,257,000
675M	6.375%, 8/15/2022	702,000
	United States Steel Corp.:
550M	7%, 2/1/2018	585,750
1,275M	7.375%, 4/1/2020	1,316,438
900M	7.5%, 3/15/2022	927,000

		53,971,780

	Real Estate Investment Trusts—.6%
1,800M	Omega Healthcare Investors, Inc., 6.75%, 10/15/2022	1,944,000
2,162M	Taylor Morrison Communities, Inc., 7.75%, 4/15/2020 (a)	2,372,795

		4,316,795

	Retail-General Merchandise—2.9%
2,975M	Landry’s, Inc., 9.375%, 5/1/2020 (a)	3,153,500
2,850M	Limited Brands, Inc., 8.5%, 6/15/2019	3,412,875
2,025M	Michaels Stores, Inc., 7.75%, 11/1/2018	2,187,000
1,975M	Monitronics International, Inc., 9.125%, 4/1/2020	2,078,688
4,485M	Needle Merger Sub Corp., 8.125%, 3/15/2019 (a)	4,597,125
2,250M	Party City Holdings, Inc., 8.875%, 8/1/2020 (a)	2,430,000
1,525M	Sally Holdings, LLC, 6.875%, 11/15/2019	1,677,500

		19,536,688

56

Principal
Amount	Security	Value

	Services—4.1%
	ADT Corp.:
$ 1,075M	6.25%, 10/15/2021 (a)	$ 1,092,469
1,750M	3.5%, 7/15/2022	1,482,159
1,300M	APX Group, Inc., 6.375%, 12/1/2019 (a)	1,235,000
2,050M	CoreLogic, Inc., 7.25%, 6/1/2021	2,193,500
	Covanta Holding Corp.:
900M	7.25%, 12/1/2020	969,570
2,225M	6.375%, 10/1/2022	2,290,379
825M	Geo Group, Inc., 5.875%, 1/15/2022 (a)(b)	817,781
2,150M	H&E Equipment Services, Inc., 7%, 9/1/2022	2,300,500
	Iron Mountain, Inc.:
1,525M	7.75%, 10/1/2019	1,683,219
3,250M	5.75%, 8/15/2024	2,941,250
2,450M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (a)	2,569,438
	PHH Corp.:
1,350M	7.375%, 9/1/2019	1,424,250
1,500M	6.375%, 8/15/2021	1,458,750
2,925M	Reliance Intermediate Holdings, LP, 9.5%, 12/15/2019 (a)	3,210,188
525M	Rent-A-Center, Inc., 4.75%, 5/1/2021 (a)	490,875
1,625M	Safway Group Holding, LLC, 7%, 5/15/2018 (a)	1,657,500

		27,816,828

	Telecommunications—6.1%
	CenturyLink, Inc.:
400M	5.625%, 4/1/2020	392,500
1,500M	5.8%, 3/15/2022	1,421,250
	Citizens Communications Co.:
5,200M	7.125%, 3/15/2019	5,544,500
2,175M	9%, 8/15/2031	2,142,375
325M	Frontier Communications Corp., 8.5%, 4/15/2020	360,750
2,525M	GCI, Inc., 8.625%, 11/15/2019	2,657,562
5,850M	Inmarsat Finance, PLC, 7.375%, 12/1/2017 (a)	6,157,125
	Intelsat Jackson Holdings SA:
2,050M	7.25%, 4/1/2019	2,203,750
1,200M	8.5%, 11/1/2019	1,311,000
2,075M	7.25%, 10/15/2020	2,225,438
800M	PAETEC Holding Corp., 9.875%, 12/1/2018	894,000
1,125M	Qwest Communications International, Inc., 7.125%, 4/1/2018	1,168,594
	Sprint Capital Corp.:
2,000M	6.9%, 5/1/2019	2,065,000
3,125M	6.875%, 11/15/2028	2,804,688

57

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2013

Principal
Amount	Security	Value

	Telecommunications (continued)
$ 1,700M	Telesat Canada, 6%, 5/15/2017 (a)	$ 1,774,375
	Wind Acquisition Finance SA:
750M	11.75%, 7/15/2017 (a)	797,813
2,175M	7.25%, 2/15/2018 (a)	2,262,000
	Windstream Corp.:
1,725M	7.875%, 11/1/2017	1,932,000
2,050M	7.75%, 10/15/2020	2,126,875
600M	6.375%, 8/1/2023	552,000

		40,793,595

	Transportation—1.0%
3,625M	Aircastle, Ltd., 6.25%, 12/1/2019	3,851,562
	Navios Maritime Holdings:
1,575M	8.875%, 11/1/2017	1,653,750
1,200M	8.125%, 2/15/2019	1,197,000

		6,702,312

	Utilities—3.1%
	AES Corp.:
875M	9.75%, 4/15/2016	1,025,937
800M	8%, 10/15/2017	924,000
1,275M	7.375%, 7/1/2021	1,408,875
3,025M	Atlantic Power Corp., 9%, 11/15/2018	3,055,250
	Calpine Corp.:
331M	7.875%, 7/31/2020 (a)	358,307
2,625M	7.5%, 2/15/2021 (a)	2,802,187
2,100M	Dynegy, Inc., 5.875%, 6/1/2023 (a)	1,921,500
1,138M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	1,253,434
2,575M	InterGen NV, 7%, 6/30/2023 (a)	2,587,875
2,350M	NRG Energy, Inc., 7.625%, 5/15/2019	2,491,000
3,010M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	3,175,550

		21,003,915

	Waste Management—.3%
2,050M	ADS Waste Holdings, Inc., 8.25%, 10/1/2020 (a)	2,173,000

58

Principal
Amount	Security	Value

	Wireless Communications—3.1%
$ 2,800M	Intelsat Luxembourg SA, 8.125%, 6/1/2023 (a)	$ 2,964,500
	MetroPCS Wireless, Inc.:
1,200M	6.625%, 11/15/2020	1,248,000
4,100M	6.25%, 4/1/2021 (a)	4,135,875
2,275M	6.625%, 4/1/2023 (a)	2,289,219
3,175M	SoftBank Corp., 4.5%, 4/15/2020 (a)	3,051,969
1,200M	Sprint Corp., 7.875%, 9/15/2023 (a)	1,227,000
	Sprint Nextel Corp.:
925M	9.125%, 3/1/2017	1,068,375
1,250M	8.375%, 8/15/2017	1,418,750
1,425M	7%, 8/15/2020	1,457,063
1,750M	6%, 11/15/2022	1,618,750

		20,479,501

Total Value of Corporate Bonds (cost $590,803,980)		599,613,549

	LOAN PARTICIPATIONS—8.3%
	Automotive—.3%
2,263M	Chrysler Group, LLC, 4.25%, 5/24/2017 (e)	2,287,938

	Chemicals—.4%
2,811M	Dupont Performance Coatings, Inc., 4.75%, 2/1/2020 (e)	2,834,886

	Consumer Non-Durables—.3%
1,841M	Sun Products Corp., 5.5%, 3/15/2020 (e)	1,806,236

	Energy—1.0%
1,000M	Fieldwood Energy, LLC, 8.375%, 9/30/2020 (b)(e)	1,002,500
	Ocean Rig Drillships Financing Holding, Inc.:
1,800M	6%, 2/2/2021 (e)	1,818,000
2,125M	6%, 3/31/2021 (e)	2,146,250
1,925M	Samson Investment Co., 6%, 9/25/2018 (e)	1,935,828

		6,902,578

	Financial—.5%
2,970M	Ocwen Financial Corp., 5%, 1/31/2018 (e)	3,009,675

59

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2013

Principal
Amount	Security	Value

	Food/Drug—1.5%
$ 3,905M	Albertson’s, LLC, 4.75%, 2/20/2016 (e)	$ 3,907,816
	Rite Aid Corp.:
1,315M	4.875%, 6/7/2021 (e)	1,320,918
1,900M	4.875%, 6/21/2021 (e)	1,908,550
	Supervalu, Inc.:
2,685M	5%, 3/21/2019 (e)	2,688,298
186M	5%, 3/31/2019 (e)	186,051

		10,011,633

	Forest Products/Containers—.3%
1,990M	Sealed Air Corp., 4%, 10/31/2019 (e)	2,006,971

	Gaming/Leisure—.2%
1,566M	Seminole Hard Rock Entertainment, Inc., 3.5%, 4/28/2020 (e)	1,564,117

	Health Care—.5%
3,126M	Valeant Pharmaceuticals International, Inc., 4.5%, 6/26/2020 (e)	3,150,995

	Information Technology—1.0%
2,174M	ARRIS Group, Inc., 3.5%, 2/7/2020 (e)	2,162,298
4,800M	BMC Software Finance, Inc., 5%, 8/9/2020 (e)	4,806,748

		6,969,046

	Manufacturing—.9%
2,224M	Apex Tool Group, LLC, 4.5%, 1/8/2020 (e)	2,232,563
3,685M	Gardner Denver, Inc., 4.25%, 7/30/2020 (e)	3,661,968

		5,894,531

	Media-Diversified—.2%
1,150M	Kasima, LLC, 3.25%, 5/14/2021 (e)	1,146,886

	Metals/Mining—.6%
2,839M	Arch Coal, Inc., 5.75%, 5/16/2018 (e)	2,775,194
1,280M	Oxbow Carbon & Minerals, LLC, 8%, 1/18/2020 (e)	1,299,200

		4,074,394

	Retail-General Merchandise—.6%
1,238M	Burger King Corp., 3.75%, 9/27/2019 (e)	1,243,043
2,694M	General Nutrition Centers, Inc., 3.75%, 3/2/2018 (e)	2,714,911

		3,957,954

Total Value of Loan Participations (cost $55,290,532)		55,617,840

60

Shares		Security		Value

		COMMON STOCKS—.0%
		Automotive—.0%
2,523	*	Safelite Realty Corporation (c)		$ 3,785

		Telecommunications—.0%
18,224	*	World Access, Inc. (c)		—

Total Value of Common Stocks (cost $385,770)				3,785

Total Value of Investments (cost $646,480,282)			97.6%	655,235,174
Other Assets, Less Liabilities			2.4	15,944,882

Net Assets			100.0%	$671,180,056

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

(c)	Securities valued at fair value (see Note 1A)

(d)	In default as to principal and/or interest payment

(e)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2013.

61

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2013

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observ-
able for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$599,613,549	$—	$599,613,549
Loan Participations	—	55,617,840	—	55,617,840
Common Stocks	—	—	3,785	3,785
Total Investments in Securities*	$—	$655,231,389	$3,785	$655,235,174

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations and common stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

62

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

	Investments	Investments
	in	in
	Corporate	Common
	Bonds	Stocks	Total
Balance, September 30, 2012	$2,750	$25	$2,775
Purchases	—	—	—
Sales	—	(8)	(8)
Change in unrealized
appreciation (depreciation)	(2,750)	3,760	1,010
Realized gain	—	8	8
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Balance, September 30, 2013	$—	$3,785	$3,785

The following is a summary of Level 3 inputs by industry:
Health Care	$—
Automotive	3,785
Telecommunications	—
	$3,785

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2013.

Impact to
Valuation
	Fair Value				from and
	September 30,	Valuation	Unobservable		Increase in
	2013	Methodologies	Input(s)(1)	Range	Input(2)
Corporate Bonds	$—	Market	Market	100%	Increase
		Comparables	Comparables/
Bankruptcy

Common Stocks	$3,785	Market	Market	100%	Increase
		Comparables	Comparables/
Bankruptcy

(1)	In determining certain of these inputs, Management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization oppor-
tunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

63

Portfolio Composition (unaudited)
FUND FOR INCOME
September 30, 2013

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2013, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2013 fiscal year and is not necessarily representative of the Fund as of the end of its 2013 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody’s	Bonds Rated by Moody’s

A1	0.00%	0.00
A2	0.11	0.00
Baa1	0.20	0.00
Baa2	0.44	0.00
Baa3	2.73	0.00
Ba1	4.89	0.00
Ba2	11.60	0.00
Ba3	12.99	0.00
BB+	0.00	0.28
BB	0.00	0.53
BB-	0.00	0.24
B+	0.00	0.17
B	0.00	2.13
B-	0.00	0.48
B1	25.34	0.00
B2	17.22	0.00
B3	17.09	0.00
Caa1	5.47	0.00
Caa2	0.39	0.00
Caa3	0.29	0.00
Caa	1.07	0.00

64	See notes to financial statements

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

We are pleased to send you the First Investors Total Return Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was 13.8% for Class A shares and 13.0% for Class B shares, including capital gain distributions of 24.5 cents per share for both Class A and Class B shares and including dividends of 33.6 cents per share on Class A shares and 21.6 cents per share on Class B shares. The Fund’s return on a net asset value basis was 5.9% for Advisor Class shares and 6.0% for Institutional Class shares, including dividends of 16.5 cents per share on Advisor Class shares and 17.0 cents per share on Institutional Class shares. The Fund’s performance this year was driven in substantial part by its policy of allocating its assets among equities, fixed income investments and cash. On average during the year, the Fund maintained allocations of 60% in equities, 36% in fixed income and 4% in cash. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

During the review period, long-term interest rates began climbing upwards from historically low levels due to market concerns that the Federal Reserve (“the Fed”) would taper — or decrease — its stimulus program.

Key economic indicators, including stronger housing and jobs-related data, further convinced the market that the Fed’s monetary policy would become less accommodative. Treasury yields rose to their highest level in two years and fixed-income sectors came under pressure due to a potential “great rotation” into equities.

Towards the end of the review period, the Fed provided some relief to the market when it announced that its stimulus tapering plans were on hold. Reviewing benchmark U.S. Treasury yields, the two-year U.S. Treasury note yield — which is anchored by the Fed’s very accommodative monetary policy — rose 8 basis points (0.08%), ending the period at 0.32%. In contrast, the 10-year U.S. Treasury note yield rose sharply from 1.63% to 2.61%.

Fixed Income

The broad U.S. bond market returned –1.77%, according to Bank of America Merrill Lynch. Riskier fixed-income sectors had very strong performance, predominantly from those that provide less interest-rate sensitivity. Consequently, high yield — or “junk” bonds — returned 7.09%, while investment-grade corporate bonds returned –1.27%.

Higher quality sectors had negative returns. The broad mortgage-backed securities market returned –1.20%; the Treasury market returned –2.54%; while the 10 year and longer Treasury securities returned –10.32%, due to rising long-term interest rates.

During the review period, the Fund had average bond and cash allocations of 36.6% and 3.7%, respectively. As a percentage of the Fund’s total assets, corporate bonds were the largest bond allocation at 25.9%, followed by mortgage-backed securities at 5.9%, U.S. government securities at 3.6%, and municipal bonds at 1.2%. Corporate bond security

65

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

selection was a positive contributor to Fund performance as was the Fund’s overweight in corporate bonds and underweight in U.S. government securities.

Equities

During the period under review, strong equity performance and market rally were driven by a combination of slow but gradually improving economic conditions, accommodative monetary policy from the Fed, low volatility and improving corporate fundamentals.

Investor sentiment also improved, with stocks benefiting from a positive re-rating of market-valuation metrics toward more normalized historical levels, which erased the bearish views toward stocks that prevailed after the 2008–2009 market correction.

Despite numerous challenges throughout the year — including worries over whether or not the Fed would “taper” its bond buying stimulus of the economy; disagreements between President Obama and the U.S. Congress on government budget and spending matters; and geopolitical conflicts around the globe — equity markets remained resilient and investors’ restored confidence barely wavered.

This year’s market results were broadly positive overall, with all market sectors, styles and sizes participating. Companies with strong profitability, earnings growth, solid balance sheets and strong, free cash-flows led results. Small and mid-cap stocks flourished, as investors felt comfortable adding more risk to their portfolios. Companies with the ability to pay and raise dividends and execute share repurchases of their own stocks were also rewarded. Mergers and acquisitions also continued to drive strong performance.

These conditions produced a solid year for the Fund, which continued to invest across all market capitalization segments, allocating 68% of equity holdings to large cap, 17% to mid-cap and 15% to small-cap stocks as of September 30, 2013. (Ranges defined by Lipper).

All segments produced positive returns, with large cap slightly exceeding the benchmark and small and mid-cap outperforming strongly. Results were also buoyed by the Fund’s selection of consumer discretionary, industrials, healthcare and consumer stocks — all sectors in which the Fund was overweighted relative to the benchmark.

The Fund’s top consumer discretionary performers all generated strong earnings: CBS Corporation — up 53% — enjoyed strong broadcast ratings that produced higher earnings. CBS opened new revenue streams by reselling its programming to internet services and leveraging its content via increased syndication and international distribution deals.

Auto-components supplier Delphi Automotive was up 90%, thanks to higher global automotive sales and an ever-expanding supply of digital content delivered through the center console.

Best Buy Co. — the leading consumer electronics retailer — also stood out, gaining 125% due to improved sales practices, a more competitive stance toward internet retailers, and cuts in unnecessary costs, among other changes.

66

Within industrials, several investments benefited the Fund’s performance. Longtime holdings TAL International and Textainer Group Holdings — both of which lease freight containers — benefited from increased global trade, solid utilization, and a continued tight global supply of shipping containers. The stocks returned 45% and 30%, respectively.

In the home and industrials sector, standby generator maker Generac Holdings soared 108%, thanks to an improved housing market and market share gains.

Longtime holdings of industrial-conglomerates Honeywell, United Technologies, 3M, ITT and Pentair also contributed strongly to the Fund’s results.

In healthcare, three names stood out: Shares of Gilead Sciences were up 90%, with strong performance by its HIV-drug portfolio and blockbuster potential exhibited by its new hepatitis drug. Shares of Thermo Fisher — a leading maker of diagnostic life sciences products — rallied 58% on its successful merger with competitor Life Technologies. And global generic and branded pharmaceutical maker Actavis, rose 69% on its takeover of fund-holding Warner Chilcott (up 73%), with synergies and cost savings foretelling significantly enhanced future earnings.

Occupying the Fund’s top spot for performance was its long-term holding in the consumer direct seller, Nu Skin Enterprises, which was up 149% for the period. Nu Skin was the Fund’s most significant contributor to Fund returns. Global sales of its Age-Loc skincare products continued to soar and the rollout of a new weight management product was enthusiastically received, propelling the firm to record profits.

On a relative basis, the Fund’s equities performed well, beating its benchmark. It did underperform the S&P 500 Index within the financials sector, where the Fund remains underweight. With seemingly no end to quantitative easing and increased costs from greater regulation now looking permanent, financial-sector profits and growth prospects remain anemic, impacting the ability of these companies to raise dividends and repurchase stock.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

67

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.22%
Actual		$1,000.00	$1,053.01	$ 6.28
Hypothetical**		$1,000.00	$1,018.95	$ 6.17
Class B Shares	2.01%
Actual		$1,000.00	$1,049.24	$10.33
Hypothetical**		$1,000.00	$1,014.99	$10.15
Advisor Class Shares	1.01%
Actual		$1,000.00	$1,058.94	$ 5.21
Hypothetical**		$1,000.00	$1,020.01	$ 5.11
Institutional Class Shares	0.82%
Actual		$1,000.00	$1,059.81	$ 4.23
Hypothetical**		$1,000.00	$1,020.96	$ 4.15

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

68

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	13.77%	12.98%	N/A	N/A
Five Years	9.56%	8.81%	N/A	N/A
Ten Years, Since Inception**	6.96%	6.56%	5.89%	5.98%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	7.20%	8.98%	N/A	N/A
Five Years	8.27%	8.52%	N/A	N/A
Ten Years, Since Inception**	6.33%	6.56%	5.89%	5.98%

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/03 with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi-government, corporate and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the

69

Cumulative Performance Information (unaudited) (continued)
TOTAL RETURN FUND

maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 6.30%. The Class B “S.E.C. Standardized” Average Annual Total Return Ten Years would have been 6.54%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.14%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.45%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

**The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

70

Portfolio of Investments
TOTAL RETURN FUND
September 30, 2013

Shares		Security	Value

		COMMON STOCKS—59.8%
		Consumer Discretionary—9.7%
112,900		Best Buy Company, Inc.	$ 4,233,750
34,000		BorgWarner, Inc.	3,447,260
112,000		CBS Corporation – Class “B”	6,177,920
211,800		Dana Holding Corporation	4,837,512
81,600		Delphi Automotive, PLC	4,767,072
104,100		GNC Holdings, Inc. – Class “A”	5,686,983
39,100		Harman International Industries, Inc.	2,589,593
42,300		Home Depot, Inc.	3,208,455
67,000	*	Jarden Corporation	3,242,800
85,900		L Brands, Inc.	5,248,490
27,800		Lear Corporation	1,989,646
27,300		McDonald’s Corporation	2,626,533
89,400		Newell Rubbermaid, Inc.	2,458,500
80,200	*	Orient-Express Hotels, Ltd. – Class “A”	1,040,996
115,700		Pier 1 Imports, Inc.	2,258,464
79,900	*	Select Comfort Corporation	1,945,565
39,900	*	Steiner Leisure, Ltd.	2,331,357
31,600	*	TRW Automotive Holdings Corporation	2,253,396
22,300		Tupperware Brands Corporation	1,926,051
49,060		Wyndham Worldwide Corporation	2,991,188

			65,261,531

		Consumer Staples—5.7%
109,800		Altria Group, Inc.	3,771,630
87,300	*	Amira Nature Foods, Ltd.	1,129,662
117,300		Avon Products, Inc.	2,416,380
114,300		Coca-Cola Company	4,329,684
72,700		CVS Caremark Corporation	4,125,725
32,400		Herbalife, Ltd.	2,260,548
72,600		Nu Skin Enterprises, Inc. – Class “A”	6,950,724
29,100		PepsiCo, Inc.	2,313,450
72,100		Philip Morris International, Inc.	6,243,139
26,700		Procter & Gamble Company	2,018,253
38,600		Wal-Mart Stores, Inc.	2,854,856

			38,414,051

71

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2013

Shares		Security	Value

		Energy—5.9%
36,900		Anadarko Petroleum Corporation	$ 3,431,331
20,200		Chevron Corporation	2,454,300
61,500		ConocoPhillips	4,274,865
26,000		Devon Energy Corporation	1,501,760
56,300		Ensco, PLC – Class “A”	3,026,125
62,927		ExxonMobil Corporation	5,414,239
8,200		Hess Corporation	634,188
1,897		Hugoton Royalty Trust	14,171
94,886		Marathon Oil Corporation	3,309,624
38,843		Marathon Petroleum Corporation	2,498,382
37,300		National Oilwell Varco, Inc.	2,913,503
116,700		Noble Corporation	4,407,759
31,400		Phillips 66	1,815,548
13,100		Schlumberger, Ltd.	1,157,516
79,400		Suncor Energy, Inc.	2,840,932

			39,694,243

		Financials—5.9%
60,100		American Express Company	4,538,752
37,400		Ameriprise Financial, Inc.	3,406,392
32,500		Armada Hoffler Properties, Inc. (REIT)	322,075
76,850		Discover Financial Services	3,883,999
27,300		Financial Select Sector SPDR Fund (ETF)	543,816
59,000		FirstMerit Corporation	1,280,890
50,600	*	Health Insurance Innovations, Inc. – Class “A”	604,670
22,100		Invesco, Ltd.	704,990
104,500		JPMorgan Chase & Company	5,401,605
34,000		M&T Bank Corporation	3,805,280
26,000		MetLife, Inc.	1,220,700
23,700		Morgan Stanley	638,715
43,600		PNC Financial Services Group, Inc.	3,158,820
27,300		SPDR S&P Regional Banking (ETF)	973,245
97,672		Sunstone Hotel Investors, Inc. (REIT)	1,244,341
93,300		U.S. Bancorp	3,412,914
100,500		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	1,997,940
62,600		Wells Fargo & Company	2,586,632

			39,725,776

72

Shares		Security	Value

		Health Care—7.7%
92,200		Abbott Laboratories	$ 3,060,118
63,000		AbbVie, Inc.	2,817,990
28,600	*	Actavis, Inc.	4,118,400
26,200		Baxter International, Inc.	1,721,078
20,800		Covidien, PLC	1,267,552
54,617	*	Express Scripts Holding Company	3,374,238
102,300	*	Gilead Sciences, Inc.	6,428,532
71,700		Johnson & Johnson	6,215,673
2,600	*	Mallinckrodt, PLC	114,634
15,900		McKesson Corporation	2,039,970
79,800		Merck & Company, Inc.	3,799,278
36,400		Omnicare, Inc.	2,020,200
219,434		Pfizer, Inc.	6,299,950
68,200		Thermo Fisher Scientific, Inc.	6,284,630
69,400		Warner Chilcott, PLC – Class “A”	1,585,790
27,972		Zoetis, Inc.	870,489

			52,018,522

		Industrials—8.5%
48,600		3M Company	5,803,326
20,900	*	ADT Corporation	849,794
65,500		Altra Holdings, Inc.	1,762,605
33,800	*	Armstrong World Industries, Inc.	1,857,648
29,100		Caterpillar, Inc.	2,426,067
40,900		Chicago Bridge & Iron Company NV – NY Shares	2,771,793
39,100		Dover Corporation	3,512,353
14,500	*	Esterline Technologies Corporation	1,158,405
100,200		Generac Holdings, Inc.	4,272,528
101,000		General Electric Company	2,412,890
56,800		Honeywell International, Inc.	4,716,672
31,100		ITT Corporation	1,118,045
7,200		Lockheed Martin Corporation	918,360
59,900		Pentair, Ltd.	3,889,906
5,600		Raytheon Company	431,592
37,800		Ryder System, Inc.	2,256,660
27,300		Snap-on, Inc.	2,716,350
77,300	*	TAL International Group, Inc.	3,612,229
35,800		Textainer Group Holdings, Ltd.	1,355,746
24,950		Triumph Group, Inc.	1,751,989

73

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2013

Shares		Security	Value

		Industrials (continued)
98,075		Tyco International, Ltd.	$ 3,430,663
42,200		United Technologies Corporation	4,550,004

			57,575,625

		Information Technology—10.8%
13,000		Apple, Inc.	6,197,750
92,500	*	ARRIS Group, Inc.	1,578,050
47,400		Avago Technologies, Ltd.	2,043,888
41,400	*	Blackhawk Network Holdings, Inc.	994,842
48,700	*	CDW Corporation	1,111,821
230,700		Cisco Systems, Inc.	5,402,994
25,600	*	eBay, Inc.	1,428,224
192,100		EMC Corporation	4,910,076
108,700		Hewlett-Packard Company	2,280,526
154,200		Intel Corporation	3,534,264
40,900		International Business Machines Corporation	7,573,862
110,800		Intersil Corporation – Class “A”	1,244,284
153,600		Mentor Graphics Corporation	3,589,632
229,000		Microsoft Corporation	7,627,990
75,600	*	NeuStar, Inc. – Class “A”	3,740,688
94,700		Oracle Corporation	3,141,199
39,400	*	PTC, Inc.	1,120,142
81,300		QUALCOMM, Inc.	5,476,368
119,900		Symantec Corporation	2,967,525
97,700	*	Take-Two Interactive Software, Inc.	1,774,232
59,300		TE Connectivity, Ltd.	3,070,554
67,300	*	Yahoo!, Inc.	2,231,668

			73,040,579

		Materials—4.2%
42,800		Celanese Corporation – Series “A”	2,259,412
42,400		Cytec Industries, Inc.	3,449,664
41,600		Eastman Chemical Company	3,240,640
101,000		Freeport-McMoRan Copper & Gold, Inc.	3,341,080
97,000		International Paper Company	4,345,600
60,300		LyondellBasell Industries NV – Class “A”	4,415,769
11,100		Praxair, Inc.	1,334,331
45,900		Rock-Tenn Company – Class “A”	4,648,293
35,500		RPM International, Inc.	1,285,100

			28,319,889

74

Shares or
Principal
Amount	Security	Value

	Telecommunication Services—1.3%
114,500	AT&T, Inc.	$ 3,872,390
103,500	Verizon Communications, Inc.	4,829,310

		8,701,700

	Utilities—.1%
13,000	Atmos Energy Corporation	553,670

Total Value of Common Stocks (cost $254,977,069)		403,305,586

	CORPORATE BONDS—24.6%
	Aerospace/Defense—.3%
$ 1,000M	BAE Systems Holdings, Inc., 4.95%, 6/1/2014 (a)	1,025,615
1,000M	United Technologies Corp., 6.125%, 2/1/2019	1,194,349

		2,219,964

	Agriculture—.2%
1,000M	Cargill, Inc., 6%, 11/27/2017 (a)	1,153,562

	Automotive—.3%
1,000M	Daimler Finance NA, LLC, 2.95%, 1/11/2017 (a)	1,036,543
1,000M	Johnson Controls, Inc., 5%, 3/30/2020	1,097,858

		2,134,401

	Chemicals—.7%
1,500M	CF Industries, Inc., 7.125%, 5/1/2020	1,760,905
1,500M	Dow Chemical Co., 4.25%, 11/15/2020	1,571,511
1,000M	LyondellBasell Industries NV, 6%, 11/15/2021	1,143,195

		4,475,611

	Consumer Durables—.3%
1,000M	Black & Decker Corp., 5.75%, 11/15/2016	1,135,839
1,000M	Newell Rubbermaid, Inc., 4.7%, 8/15/2020	1,066,842

		2,202,681

	Energy—2.2%
1,500M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	1,822,888
1,000M	DCP Midstream, LLC, 9.75%, 3/15/2019 (a)	1,275,398
1,500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	1,523,068
1,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	937,038
1,000M	Nabors Industries, Inc., 6.15%, 2/15/2018	1,125,598
1,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	922,974

75

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2013

Principal
Amount	Security	Value

	Energy (continued)
$ 1,000M	Petrobras International Finance Co., 5.375%, 1/27/2021	$ 1,009,585
1,000M	Reliance Holdings USA, Inc., 4.5%, 10/19/2020 (a)	988,560
500M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	574,318
1,000M	Suncor Energy, Inc., 6.1%, 6/1/2018	1,172,586
1,500M	Valero Energy Corp., 9.375%, 3/15/2019	1,945,475
1,500M	Weatherford International, Inc., 6.35%, 6/15/2017	1,684,469

		14,981,957

	Financial Services—3.4%
1,500M	Aflac, Inc., 8.5%, 5/15/2019	1,941,024
	American Express Co.:
500M	6.15%, 8/28/2017	583,458
1,000M	7%, 3/19/2018	1,205,977
	American International Group, Inc.:
750M	4.875%, 9/15/2016	822,114
750M	8.25%, 8/15/2018	937,061
1,500M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	1,707,319
1,000M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	1,005,584
1,500M	BlackRock, Inc., 5%, 12/10/2019	1,704,010
1,000M	Caterpillar Financial Services Corp., 5.85%, 9/1/2017	1,154,542
1,000M	CoBank, ACB, 7.875%, 4/16/2018 (a)	1,221,225
1,000M	ERAC USA Finance Co., 4.5%, 8/16/2021 (a)	1,044,957
1,500M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	1,871,046
	General Electric Capital Corp.:
1,000M	5.625%, 9/15/2017	1,140,497
2,000M	5.3%, 2/11/2021	2,178,490
1,000M	Harley-Davidson Funding Corp., 5.75%, 12/15/2014 (a)	1,054,650
1,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	1,035,856
1,000M	Protective Life Corp., 7.375%, 10/15/2019	1,210,635
1,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	1,239,746

		23,058,191

	Financials—3.9%
	Bank of America Corp.:
2,000M	5.65%, 5/1/2018	2,259,352
500M	5%, 5/13/2021	537,869
	Barclays Bank, PLC:
1,500M	6.75%, 5/22/2019	1,794,373
1,000M	5.125%, 1/8/2020	1,117,925

76

Principal
Amount	Security	Value

	Financials (continued)
	Citigroup, Inc.:
$ 1,000M	4.45%, 1/10/2017	$ 1,083,597
1,500M	6.125%, 11/21/2017	1,726,567
1,500M	Fifth Third Bancorp, 3.5%, 3/15/2022	1,484,580
	Goldman Sachs Group, Inc.:
2,100M	6.15%, 4/1/2018	2,404,265
1,000M	3.625%, 1/22/2023	958,120
	JPMorgan Chase & Co.:
2,500M	6%, 1/15/2018	2,873,553
1,000M	4.5%, 1/24/2022	1,044,909
	Merrill Lynch & Co., Inc.:
500M	5%, 1/15/2015	525,105
1,000M	6.4%, 8/28/2017	1,150,949
1,800M	Morgan Stanley, 6.625%, 4/1/2018	2,091,787
1,000M	Siemens Financieringsmaatschappij NV, 5.75%, 10/17/2016 (a)	1,137,545
1,000M	SunTrust Banks, Inc., 6%, 9/11/2017	1,146,085
1,000M	UBS AG, 4.875%, 8/4/2020	1,119,517
1,500M	Wells Fargo & Co., 4.6%, 4/1/2021	1,631,421

		26,087,519

	Food/Beverage/Tobacco—2.4%
1,500M	Altria Group, Inc., 9.7%, 11/10/2018	1,985,134
1,000M	Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/2019	1,242,540
1,000M	Bottling Group, LLC, 5.125%, 1/15/2019	1,138,972
1,500M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	1,869,924
1,000M	ConAgra Foods, Inc., 5.875%, 4/15/2014	1,027,773
1,000M	Diageo Capital, PLC, 5.75%, 10/23/2017	1,150,651
1,000M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	1,199,418
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,060,804
1,500M	Lorillard Tobacco Co., 6.875%, 5/1/2020	1,727,330
1,000M	Mead Johnson Nutrition Co., 4.9%, 11/1/2019	1,108,068
1,000M	Philip Morris International, Inc., 5.65%, 5/16/2018	1,158,608
1,500M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	1,514,619

		16,183,841

	Food/Drug—.2%
1,500M	Safeway, Inc., 4.75%, 12/1/2021	1,508,763

	Forest Products/Containers—.2%
1,000M	International Paper Co., 9.375%, 5/15/2019	1,320,245

77

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2013

Principal
Amount	Security	Value

	Gaming/Leisure—.1%
$ 1,000M	Marriott International, Inc., 3.25%, 9/15/2022	$ 948,206

	Health Care—1.3%
1,500M	Biogen IDEC, Inc., 6.875%, 3/1/2018	1,782,471
1,500M	Express Scripts Holding Co., 4.75%, 11/15/2021	1,608,173
1,000M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	976,137
1,000M	Mylan, Inc., 3.125%, 1/15/2023 (a)	911,358
1,000M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	1,146,661
1,000M	Quest Diagnostics, Inc., 6.4%, 7/1/2017	1,141,819
911M	Roche Holdings, Inc., 6%, 3/1/2019 (a)	1,083,875

		8,650,494

	Household Products—.1%
1,000M	Clorox Co., 3.05%, 9/15/2022	955,100

	Information Technology—.8%
1,000M	Harris Corp., 4.4%, 12/15/2020	1,037,932
1,500M	Motorola Solutions, Inc., 6%, 11/15/2017	1,712,663
1,000M	Pitney Bowes, Inc., 5.75%, 9/15/2017	1,103,088
1,500M	Symantec Corp., 3.95%, 6/15/2022	1,479,044

		5,332,727

	Manufacturing—.9%
1,500M	CRH America, Inc., 8.125%, 7/15/2018	1,827,766
1,000M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	1,186,422
1,000M	John Deere Capital Corp., 5.35%, 4/3/2018	1,145,122
1,000M	Pentair Finance SA, 3.15%, 9/15/2022	924,993
1,000M	Tyco Electronics Group SA, 6.55%, 10/1/2017	1,154,095

		6,238,398

	Media-Broadcasting—1.0%
1,000M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	1,310,874
1,500M	CBS Corp., 8.875%, 5/15/2019	1,919,722
1,500M	Comcast Corp., 5.15%, 3/1/2020	1,700,602
1,000M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	935,004
500M	Time Warner Entertainment Co., LP, 8.375%, 3/15/2023	584,204

		6,450,406

78

Principal
Amount	Security	Value

	Media-Diversified—.3%
$ 1,000M	McGraw-Hill Cos., Inc., 5.9%, 11/15/2017	$ 1,082,731
1,000M	Vivendi SA, 6.625%, 4/4/2018 (a)	1,132,052

		2,214,783

	Metals/Mining—1.3%
1,500M	Alcoa, Inc., 6.15%, 8/15/2020	1,567,018
1,500M	ArcelorMittal, 6.125%, 6/1/2018	1,595,625
1,500M	Newmont Mining Corp., 5.125%, 10/1/2019	1,579,788
1,500M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	1,481,447
1,500M	Vale Overseas, Ltd., 5.625%, 9/15/2019	1,636,256
1,000M	Xstrata Canada Financial Corp., 4.95%, 11/15/2021 (a)	1,001,786

		8,861,920

	Real Estate Investment Trusts—1.3%
1,500M	Boston Properties, LP, 5.875%, 10/15/2019	1,729,694
1,500M	Digital Realty Trust, LP, 5.25%, 3/15/2021	1,579,017
	HCP, Inc.:
500M	6.7%, 1/30/2018	582,776
1,000M	5.375%, 2/1/2021	1,089,666
1,000M	ProLogis, LP, 6.625%, 5/15/2018	1,170,463
1,000M	Simon Property Group, LP, 5.75%, 12/1/2015	1,094,643
1,500M	Ventas Realty, LP, 4.75%, 6/1/2021	1,582,137

		8,828,396

	Retail-General Merchandise—.4%
1,500M	GAP, Inc., 5.95%, 4/12/2021	1,664,555
1,000M	Home Depot, Inc., 5.875%, 12/16/2036	1,145,252

		2,809,807

	Telecommunications—.5%
500M	BellSouth Telecommunications, 6.375%, 6/1/2028	546,649
1,000M	GTE Corp., 6.84%, 4/15/2018	1,167,868
1,000M	Rogers Communications, Inc., 3%, 3/15/2023	924,752
649M	Verizon Communications, Inc., 8.75%, 11/1/2018	834,672

		3,473,941

79

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2013

Principal
Amount	Security	Value

	Transportation—.5%
$ 1,000M	Burlington North Santa Fe, LLC, 3%, 3/15/2023	$ 942,891
1,000M	Con-way, Inc., 7.25%, 1/15/2018	1,134,495
1,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	1,020,161

		3,097,547

	Utilities—1.8%
925M	Arizona Public Service Co., 8.75%, 3/1/2019	1,197,129
1,000M	Atmos Energy Corp., 8.5%, 3/15/2019	1,288,887
1,000M	Consolidated Edison Co. of New York, 7.125%, 12/1/2018	1,244,830
1,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	1,162,110
1,000M	Electricite de France SA, 6.5%, 1/26/2019 (a)	1,200,855
1,500M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	1,644,915
357M	Great River Energy Co., 5.829%, 7/1/2017 (a)	382,313
1,000M	National Fuel Gas Co., 8.75%, 5/1/2019	1,258,420
1,000M	Ohio Power Co., 5.375%, 10/1/2021	1,127,373
1,000M	Sempra Energy, 9.8%, 2/15/2019	1,339,715

		11,846,547

	Waste Management—.2%
1,000M	Republic Services, Inc., 3.8%, 5/15/2018	1,066,021

Total Value of Corporate Bonds (cost $159,965,342)		166,101,028

	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—5.2%
	Fannie Mae—3.8%
9,244M	3%, 3/1/2027 -10/16/2028 (b)	9,575,911
2,610M	3.5%, 10/1/2025-8/1/2042 (b)	2,755,232
3,195M	4%, 12/1/2040 – 10/1/2041	3,357,048
1,809M	5%, 4/1/2040	1,986,029
4,195M	5.5%, 5/1/2033 – 10/1/2039	4,588,076
1,736M	6%, 5/1/2036 – 8/1/2037	1,900,243
644M	6.5%, 11/1/2033 – 6/1/2036	715,675
683M	7%, 3/1/2032 – 8/1/2032	761,967

		25,640,181

80

Principal
Amount	Security	Value

	Freddie Mac—.9%
$ 955M	3.5%, 9/1/2032	$ 1,011,401
1,015M	4%, 11/1/2040	1,076,828
1,360M	4.5%, 10/1/2040	1,459,841
2,247M	5.5%, 5/1/2038 – 10/1/2039	2,455,008
273M	6%, 9/1/2032 – 6/1/2035	297,252

		6,300,330

	Government National Mortgage Association II
	Program—.5%
2,904M	4.5%, 7/20/2041	3,134,803

Total Value of Residential Mortgage-Backed Securities (cost $34,121,899)		35,075,314

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.9%
	Fannie Mae:
3,000M	0.875%, 10/26/2017	2,959,965
2,000M	1.875%, 9/18/2018	2,024,010
2,000M	1.625%, 11/27/2018	1,994,104
1,000M	Federal Farm Credit Bank, 3%, 7/2/2020	1,000,241
	Freddie Mac:
1,000M	5.125%, 10/18/2016	1,131,232
1,000M	1.25%, 5/12/2017	1,007,711
1,500M	5.125%, 11/17/2017	1,733,132
1,000M	Tennessee Valley Authority, 4.5%, 4/1/2018	1,127,846

Total Value of U.S. Government Agency Obligations (cost $12,771,479)		12,978,241

	MUNICIPAL BONDS—1.9%
1,000M	Connecticut State GO, 5%, 6/1/2022	1,186,690
	Dallas-Fort Worth TX Int’l Arpt. Rev.:
1,000M	5%, 11/1/2038	963,960
2,500M	5%, 11/1/2042	2,378,625
2,680M	Judson TX Independent School Dist., 5%, 2/1/2028	2,960,194
1,000M	Katy TX Independent School Dist., 5%, 2/15/2028	1,130,920
1,000M	Minnesota State General Fund Rev., 5%, 3/1/2025	1,141,050
1,500M	Puerto Rico Electric Power Auth. Rev., 6.75%, 7/1/2036	1,236,090
1,500M	Tyler TX Independent School Dist., 5%, 2/15/2028	1,696,380

Total Value of Municipal Bonds (cost $13,133,695)		12,693,909

	U.S. GOVERNMENT OBLIGATIONS—1.8%
12,000M	U.S. Treasury Note, 1.375%, 12/31/2018 (cost $12,005,391)	11,943,744

81

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2013

Principal
Amount	Security		Value

	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—3.9%
	Federal Home Loan Bank:
$14,000M	0.02%, 10/2/2013		$ 13,999,992
12,000M	0.02%, 10/11/2013		11,999,933

Total Value of Short-Term U.S. Government Agency Obligations (cost $25,999,925)			25,999,925

	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—1.8%
	U.S. Treasury Bills:
10,000M	0.016%, 10/17/2013		9,999,929
2,000M	0.01%, 11/7/2013		1,999,980

Total Value of Short-Term U.S. Government Obligations (cost $11,999,909)			11,999,909

Total Value of Investments (cost $524,974,709)		100.9%	680,097,656
Excess of Liabilities Over Other Assets		(.9)	(5,834,404)

Net Assets		100.0%	$674,263,252

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

Summary of Abbreviations:
ETF	Exchange Traded Fund
GO	General Obligation
REIT	Real Estate Investment Trust

82

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$403,305,586	$—	$—	$403,305,586
Corporate Bonds	—	166,101,028	—	166,101,028
Residential Mortgage-Backed
Securities	—	35,075,314	—	35,075,314
U.S. Government Agency
Obligations	—	12,978,241	—	12,978,241
Municipal Bonds	—	12,693,909	—	12,693,909
U.S. Government Obligations	—	11,943,744	—	11,943,744
Short-Term U.S. Government
Agency Obligations	—	25,999,925	—	25,999,925
Short-Term U.S. Government
Obligations	—	11,999,909	—	11,999,909
Total Investments in Securities*	$403,305,586	$276,792,070	$—	$680,097,656

*	The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	83

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

I’m pleased to send you the First Investors Equity Income Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net-asset value basis was 19.1% for Class A shares and 18.2% for Class B shares, including dividends of 13.6 cents per share on Class A shares and 7.7 cents per share on Class B shares. The Fund’s return on a net asset value basis was 7.9% for Advisor Class shares and 8.0% for Institutional Class shares, including dividends of 7.0 cents per share on Advisor Class shares and 4.7 cents per share on Institutional Class shares. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

The Fund’s absolute performance was attributable to positive stock selection in the industrial, consumer discretionary and financials sectors.

In industrials, recent mega storms increased the need for reliable back-up power for both residential and commercial customers. This benefited companies like Generac, the leader in standby generators, which got a boost after Hurricane Sandy as more than a billion searches were logged online by people looking to protect themselves from future power outages. In the past year, the company’s sales grew almost 50%, with earnings growth even higher.

Not only has Generac’s stock appreciated over 110% in the past year, but as shareholders we have received more than $11 per share in special dividends in the last eighteen months. With standby generators becoming a necessity for homeowners, Generac’s outlook remains positive.

Honeywell is one of the fund’s largest positions in industrials and it gives the Fund a way to participate in worldwide growth in emerging markets at a reasonable valuation. Their aerospace segment is seeing renewed growth with increased plane orders coming from emerging market countries. In automotive, governments are setting higher mandates for fuel efficiency and Honeywell’s turbo chargers are helping car manufacturers meet these goals.

In the consumer discretionary sector, the Fund’s position in Delphi Automotive was up over 90%, as the rebound in North American autos coupled with the tremendous growth in cars on the road in China fueled strong revenue and earnings growth. The Fund purchased Delphi shortly after its IPO, and has been rewarded with price appreciation and dividend growth—both key measures that the Fund seeks in an investment.

Newell Rubbermaid has been experiencing a renaissance as CEO Michael Polk turns around core operations at the company. Innovative household product lines such as Sharpie, Graco and Calphalon continue to enjoy strong shelf space and consumer acceptance. With increased sales and margins turning into healthy cash flows, Newell has been able to raise its dividend and steadily increase its share buyback.

GNC Holdings has been riding a consumer wave of healthy living with its vitamin and supplement business, which continues to grow at a double-digit pace. Given its present level of product innovation and overseas growth, GNC should continue to outperform its peers.

In financials, JPMorgan Chase, one of the Fund’s top positions, was up over 30%, handily beating the markets despite recent negative headlines. The banking giant’s global reach and dominant market position have given it the resources to produce strong earnings in a variety of markets.

84

On a relative basis the Fund outperformed the benchmark in the technology, industrials, consumer discretionary and materials sectors. In industrials and consumer discretionary, the outperformance can be attributed to the stocks already mentioned above. In technology, the Fund’s investment in TE Connectivity, part of the old Tyco conglomerate, helped to drive relative fund performance. TE Connectivity’s auto business has benefited from the explosive growth of cars in China. Their aerospace segment is seeing more of their products getting incorporated into the new plane models.

In technology, the Fund also benefited from not owning Apple. The stock was down over 26% and made up more than 3% of the S&P 500 Index. The Fund recently purchased Apple as it found a valuation level that we found attractive. The company also raised its dividend and the cash flow they produce should lead to bigger share buybacks in the future. New products have driven sales higher and growth in China should lead to continued strength in earnings.

In materials, the Fund benefited from the strong performance of Rock-Tenn and International Paper, both big players in corrugated packaging. The industry has been consolidating over the past few years, and pricing has become better as inventory management has improved industrywide. Earnings and cash flow have improved significantly for both companies and shareholders have been rewarded with bigger dividends and share buybacks.

The Fund performed in line with its benchmark this year as dividend-paying stocks were more in favor. In the early part of 2013, the yield on the 10-year Treasury reached record lows and investors began to embrace stocks that paid higher dividends and offered more bond-like characteristics, such as stability with yield.

Performance also benefited from the Fund’s ability to leverage its multi-cap mandate. The great thing about dividend-paying stocks is that any size company can pay a dividend. The Fund’s small-cap stocks helped to drive performance this year with our small-cap picks up over 34% compared to the S&P 500 Index’s small-caps that were up over 25%. The Funds mid-cap stocks were up over 32% compared to the S&P 500 Index’s mid-caps at 21%.

As we look forward, dividend-paying stocks should be a focus for any investor. Dividend-paying stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970’s, dividend-paying stocks have outperformed the S&P 500 Index. The Fund is focused on finding those stocks that not only provide yield and stability but provide dividend growth and appreciation.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

85

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.25%
Actual		$1,000.00	$1,072.40	$ 6.49
Hypothetical**		$1,000.00	$1,018.80	$ 6.33
Class B Shares	2.09%
Actual		$1,000.00	$1,068.66	$10.84
Hypothetical**		$1,000.00	$1,014.59	$10.56
Advisor Class Shares	1.01%
Actual		$1,000.00	$1,078.73	$ 5.26
Hypothetical**		$1,000.00	$1,020.01	$ 5.11
Institutional Class Shares	0.86%
Actual		$1,000.00	$1,079.46	$ 4.48
Hypothetical**		$1,000.00	$1,020.76	$ 4.36

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

86

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Equity Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	19.14%	18.21%	N/A	N/A
Five Years	7.92%	7.15%	N/A	N/A
Ten Years, Since Inception**	7.58%	7.30%	7.87%	7.95%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	12.26%	14.21%	N/A	N/A
Five Years	6.64%	6.84%	N/A	N/A
Ten Years, Since Inception**	6.96%	7.30%	7.87%	7.95%

The graph compares a $10,000 investment in the First Investors Equity Income Fund (Class A shares) beginning 9/30/03 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

87

Cumulative Performance Information (unaudited) (continued)
EQUITY INCOME FUND

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class were waived or assumed. If such expenses had been paid by the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 4.20%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

**The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

88

Portfolio of Investments
EQUITY INCOME FUND
September 30, 2013

Shares		Security	Value

		COMMON STOCKS—92.6%
		Consumer Discretionary—12.5%
15,000		BorgWarner, Inc.	$ 1,520,850
30,000		CBS Corporation – Class “B”	1,654,800
153,000		Comcast Corporation – Special Shares “A”	6,635,610
175,300		Dana Holding Corporation	4,003,852
112,500		Delphi Automotive, PLC	6,572,250
14,400		Genuine Parts Company	1,164,816
90,000		GNC Holdings, Inc. – Class “A”	4,916,700
60,000		Hanesbrands, Inc.	3,738,600
50,000		Harman International Industries, Inc.	3,311,500
42,200		Home Depot, Inc.	3,200,870
49,500		Lowe’s Companies, Inc.	2,356,695
23,600		McDonald’s Corporation	2,270,556
112,400		Newell Rubbermaid, Inc.	3,091,000
124,500	*	Orient-Express Hotels, Ltd. – Class “A”	1,616,010
156,900		Regal Entertainment Group – Class “A”	2,977,962
70,000		Staples, Inc.	1,025,500
79,633		Time Warner, Inc.	5,240,648
15,000		Tupperware Brands Corporation	1,295,550
61,900		Walt Disney Company	3,991,931

			60,585,700

		Consumer Staples—10.1%
230,000		Altria Group, Inc.	7,900,500
104,300		Avon Products, Inc.	2,148,580
38,800		Beam, Inc.	2,508,420
64,200		Coca-Cola Company	2,431,896
57,500		ConAgra Foods, Inc.	1,744,550
91,700		CVS Caremark Corporation	5,203,975
25,000		Dr. Pepper Snapple Group, Inc.	1,120,500
12,300		Herbalife, Ltd.	858,171
28,300		Kimberly-Clark Corporation	2,666,426
68,066		Kraft Foods Group, Inc.	3,569,381
21,300		Nu Skin Enterprises, Inc. – Class “A”	2,039,262
38,500		PepsiCo, Inc.	3,060,750
54,800		Philip Morris International, Inc.	4,745,132
89,700	*	Prestige Brands Holdings, Inc.	2,701,764
55,400		Procter & Gamble Company	4,187,686
29,400		Wal-Mart Stores, Inc.	2,174,424

			49,061,417

89

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2013

Shares		Security	Value

		Energy—9.9%
25,500		Alerian MLP (ETF)	$ 448,545
74,400		Chevron Corporation	9,039,600
66,500		ConocoPhillips	4,622,415
59,600		Devon Energy Corporation	3,442,496
55,000		Ensco, PLC – Class “A”	2,956,250
57,400		ExxonMobil Corporation	4,938,696
99,600		Marathon Oil Corporation	3,474,048
28,000		Marathon Petroleum Corporation	1,800,960
30,000		National Oilwell Varco, Inc.	2,343,300
75,000		Noble Corporation	2,832,750
64,500		Occidental Petroleum Corporation	6,033,330
40,500		Royal Dutch Shell, PLC – Class “A” (ADR)	2,660,040
76,000		Seadrill, Ltd.	3,426,080

			48,018,510

		Financials—15.8%
52,600		ACE, Ltd.	4,921,256
25,000		American Express Company	1,888,000
21,300		Ameriprise Financial, Inc.	1,940,004
122,200		Armada Hoffler Properties, Inc. (REIT)	1,211,002
123,000		Berkshire Hills Bancorp, Inc.	3,088,530
23,556		Chubb Corporation	2,102,608
85,000		Discover Financial Services	4,295,900
175,000		Financial Select Sector SPDR Fund (ETF)	3,486,000
135,600		FirstMerit Corporation	2,943,876
39,600		Invesco, Ltd.	1,263,240
30,000		iShares S&P U.S. Preferred Stock Index Fund (ETF)	1,140,000
167,800		JPMorgan Chase & Company	8,673,582
33,900		M&T Bank Corporation	3,794,088
50,000		MetLife, Inc.	2,347,500
93,700		Oritani Financial Corporation	1,542,302
62,900		PNC Financial Services Group, Inc.	4,557,105
71,500		Protective Life Corporation	3,042,325
215,600		Provident New York Bancorp	2,347,884
7,000	*	Rexford Industrial Realty, Inc. (REIT)	94,570
139,300		Select Income REIT (REIT)	3,593,940
42,800		Travelers Companies, Inc.	3,628,156
83,300		U.S. Bancorp	3,047,114
98,500		Urstadt Biddle Properties, Inc.- Class “A” (REIT)	1,958,180

90

Shares		Security	Value

		Financials (continued)
213,500		Wells Fargo & Company	$ 8,821,820
130,500		Westfield Financial, Inc.	921,330

			76,650,312

		Health Care—12.3%
43,600		Abbott Laboratories	1,447,084
86,100		AbbVie, Inc.	3,851,253
34,600		Baxter International, Inc.	2,272,874
55,000		Covidien, PLC	3,351,700
67,400		GlaxoSmithKline, PLC (ADR)	3,381,458
123,900		Johnson & Johnson	10,740,891
190,211		Merck & Company, Inc.	9,055,946
41,500		Novartis AG (ADR)	3,183,465
45,000		Omnicare, Inc.	2,497,500
359,224		Pfizer, Inc.	10,313,321
40,500		Thermo Fisher Scientific, Inc.	3,732,075
201,500		Warner Chilcott, PLC – Class “A”	4,604,275
41,952		Zoetis, Inc.	1,305,546

			59,737,388

		Industrials—11.5%
38,600		3M Company	4,609,226
34,537	*	ADT Corporation	1,404,274
48,000		Altra Holdings, Inc.	1,291,680
30,000		Chicago Bridge & Iron Company NV – NY Shares	2,033,100
29,600		Dover Corporation	2,658,968
30,000		Eaton Corporation, PLC	2,065,200
12,300	*	Esterline Technologies Corporation	982,647
52,000		G&K Services, Inc. – Class “A”	3,140,280
95,000		Generac Holdings, Inc.	4,050,800
17,800		General Dynamics Corporation	1,557,856
371,800		General Electric Company	8,882,302
71,900		Honeywell International, Inc.	5,970,576
51,450		ITT Corporation	1,849,627
31,372		Pentair, Ltd.	2,037,298
20,000		Snap-on, Inc.	1,990,000
23,800	*	TAL International Group, Inc.	1,112,174
89,075		Tyco International, Ltd.	3,115,844

91

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2013

Shares	Security	Value

	Industrials (continued)
24,200	United Parcel Service, Inc. – Class “B”	$ 2,211,154
47,500	United Technologies Corporation	5,121,450

		56,084,456

	Information Technology—9.3%
7,000	Apple, Inc.	3,337,250
21,600	Automatic Data Processing, Inc.	1,563,408
307,000	Cisco Systems, Inc.	7,189,940
309,700	Intel Corporation	7,098,324
81,700	Intersil Corporation – Class “A”	917,491
28,700	Maxim Integrated Products, Inc.	855,260
134,100	Mentor Graphics Corporation	3,133,917
100,000	Microchip Technology, Inc.	4,029,000
250,000	Microsoft Corporation	8,327,500
39,800	Molex, Inc.	1,533,096
50,000	Oracle Corporation	1,658,500
55,300	QUALCOMM, Inc.	3,725,008
39,200	TE Connectivity, Ltd.	2,029,776

		45,398,470

	Materials—4.3%
18,300	Cytec Industries, Inc.	1,488,888
66,900	Dow Chemical Company	2,568,960
50,100	DuPont (E.I.) de Nemours & Company	2,933,856
56,200	Freeport-McMoRan Copper & Gold, Inc.	1,859,096
75,400	International Paper Company	3,377,920
51,700	LyondellBasell Industries NV – Class “A”	3,785,991
38,000	Rock-Tenn Company – Class “A”	3,848,260
29,100	Sonoco Products Company	1,133,154

		20,996,125

	Telecommunication Services—3.2%
203,230	AT&T, Inc.	6,873,239
111,500	NTELOS Holdings Corporation	2,096,200
145,500	Verizon Communications, Inc.	6,789,030

		15,758,469

92

Shares or
Principal
Amount	Security	Value

	Utilities—3.7%
89,500	American Electric Power Company, Inc.	$ 3,879,825
35,100	NextEra Energy, Inc.	2,813,616
90,900	NiSource, Inc.	2,807,901
59,000	Portland General Electric Company	1,665,570
110,000	PPL Corporation	3,341,800
106,400	Vectren Corporation	3,548,440

		18,057,152

Total Value of Common Stocks (cost $333,993,951)		450,347,999

	PREFERRED STOCKS—.4%
	Financials
50,500	Digital Realty Trust, Inc., Series G, 5.875%, 2049	997,375
46,000	Urstadt Biddle Properties, Inc., Series F, 7.125%, 2049	1,101,240

Total Value of Preferred Stocks (cost $2,403,576)		2,098,615

	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—5.1%
	Federal Home Loan Bank:
$23,000M	0.02%, 10/2/2013	22,999,987
2,000M	0.02%, 10/11/2013	1,999,989

Total Value of Short-Term U.S. Government Agency Obligations (cost $24,999,976)		24,999,976

	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—1.9%
	U.S. Treasury Bills:
8,000M	0.016%, 10/17/2013	7,999,943
1,000M	0.01%, 11/7/2013	999,990

Total Value of Short-Term U.S. Government Obligations (cost $8,999,933)		8,999,933

Total Value of Investments (cost $370,397,436)	100.0%	486,446,523
Other Assets, Less Liabilities	—	30,199

Net Assets	100.0%	$486,476,722

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

93

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2013

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$450,347,999	$—	$—	$450,347,999
Preferred Stocks	2,098,615	—	—	2,098,615
Short-Term U.S. Government
Agency Obligations	—	24,999,976		24,999,976
Short-Term U.S. Government
Obligations	—	8,999,933	—	8,999,933
Total Investments in Securities*	$452,446,614	$33,999,909	$—	$486,446,523

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

94	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

I’m pleased to send you the First Investors Growth & Income Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was 24.9% for Class A shares and 24.0% for Class B shares, including dividends of 22.4 cents per share on Class A shares and 11.1 cents per share on Class B shares. The Fund’s return on a net asset value basis was 11.5% for Advisor Class shares and 11.6% for Institutional Class shares, including dividends of 8.0 cents per share on Advisor Class shares and 9.0 cents per share on Institutional Class shares. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

During the period under review, strong equity performance and a market rally were driven by a combination of slow but gradually improving economic conditions, accommodative monetary policy from the Federal Reserve (“the Fed”), low volatility and improving corporate fundamentals.

Investor sentiment also improved, with stocks benefitting from a positive re-rating of market-valuation metrics toward more normalized historical levels, which erased the bearish views toward stocks that prevailed after the 2008–2009 market correction.

Despite numerous challenges throughout the year—including worries over whether or not the Fed would “taper” its bond buying stimulus of the economy; disagreements between President Obama and the U.S. Congress on government budget and spending matters; and geopolitical conflicts around the globe—equity markets remained resilient and investors’ restored confidence barely wavered.

This year’s market results were broadly positive overall, with all market sectors, styles and sizes participating. Companies with strong profitability, earnings growth, solid balance sheets and strong, free cash-flows led results. Small and mid-cap stocks flourished, as investors felt comfortable adding more risk to their portfolios. Companies with the ability to pay and raise dividends and execute share repurchases of their own stocks were also rewarded. Mergers and acquisitions also continued to drive strong performance.

These conditions produced a solid year for the Fund, which continue d to invest across all market capitalization segments, allocating 68% of its holdings to large-cap, 17% to mid-cap and 15% to small-cap stocks (ranges defined by Lipper) as of September 30, 2013.

All segments produced positive returns, with the large-cap segment slightly exceeding the benchmark and small- and mid-cap segments outperforming strongly. Results were also buoyed by the Fund’s stock selection within consumer discretionary, industrials, healthcare and consumer staples stocks—all sectors in which the Fund was overweighted relative to the benchmark.

The Fund’s top consumer discretionary performers all generated strong earnings: CBS Corporation — up 53% — enjoyed strong broadcast ratings that produced higher earnings. CBS opened new revenue streams by reselling its programming to internet services and leveraging its content via increased syndication and international distribution deals.

Auto-components supplier Delphi Automotive was up 90%, thanks to higher global automotive sales and an ever-expanding supply of digital content delivered through the center console.

95

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

Best Buy Co.—the leading consumer electronics retailer—also stood out, gaining 125% due to improved sales practices, a more competitive stance toward internet retailers, and cuts in unnecessary costs, among other changes.

Within industrials, several investments benefited the Fund’s performance. Longtime holdings TAL International and Textainer Group Holdings—both of which lease freight containers—benefited from increased global trade, solid utilization, and a continued tight global supply of shipping containers. The stocks returned 45% and 30%, respectively.

In the home and industrials sector, standby generator maker Generac Holdings soared 108%, thanks to an improved housing market and market share gains which helped grow earnings to record levels. Generac also paid out a $5 per share special dividend during the year.

Longtime holdings of industrial-conglomerates Honeywell, United Technologies, 3M Co., ITT Corp and Pentair also contributed strongly to the Fund’s results.

In healthcare, three names stood out: Shares of Gilead Sciences were up 90%, with strong performance by its HIV-drug portfolio and blockbuster potential exhibited by its new hepatitis drug. Shares of Thermo Fisher—a leading maker of diagnostic life sciences products—rallied 58% on its pending merger with competitor Life Technologies. Global generic and branded pharmaceutical maker Activis rose 69% on its takeover of Warner Chilcott (up 73%), which is also held within the fund with synergies and cost savings foretelling significantly enhanced future earnings.

Occupying the Fund’s top spot for performance was its long-term holding in the consumer staples sector. Direct seller Nu Skin Enterprises was up 149% for the period. Nu Skin was the Fund’s most significant contributor to Fund returns. Global sales of its Age-Loc skincare products continued to soar and the roll-out of a new weight management product was received with great anticipation, propelling the firm to record sales and profits.

On a relative basis, the Fund performed well, outperforming its benchmark. It did underperform the S&P 500 Index within the financials sector, where the Fund remains underweight. With seemingly no end to quantitative easing and increased costs from greater regulation now looking permanent, financial-sector profits and growth prospects remain anemic, impacting the ability of these companies to raise dividends and repurchase stock.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

96

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.17%
Actual		$1,000.00	$1,106.45	$ 6.18
Hypothetical**		$1,000.00	$1,019.20	$ 5.92
Class B Shares	1.95%
Actual		$1,000.00	$1,102.46	$10.28
Hypothetical**		$1,000.00	$1,015.29	$ 9.85
Advisor Class Shares	0.97%
Actual		$1,000.00	$1,115.34	$ 5.14
Hypothetical**		$1,000.00	$1,020.21	$ 4.91
Institutional Class Shares	0.78%
Actual		$1,000.00	$1,116.44	$ 4.14
Hypothetical**		$1,000.00	$1,021.16	$ 3.95

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

97

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	24.86%	24.02%	N/A	N/A
Five Years	10.82%	10.05%	N/A	N/A
Ten Years, Since Inception**	7.94%	7.69%	11.53%	11.64%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	17.66%	20.02%	N/A	N/A
Five Years	9.52%	9.78%	N/A	N/A
Ten Years, Since Inception**	7.30%	7.69%	11.53%	11.64%

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/03 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

98

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 7.90%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.23%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

** The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

99

Portfolio of Investments
GROWTH & INCOME FUND
September 30, 2013

Shares		Security	Value

		COMMON STOCKS—98.7%
		Consumer Discretionary—16.5%
410,000		Best Buy Company, Inc.	$ 15,375,000
125,000		BorgWarner, Inc.	12,673,750
430,000		CBS Corporation – Class “B”	23,718,800
820,000		Dana Holding Corporation	18,728,800
305,000		Delphi Automotive, PLC	17,818,100
380,000		GNC Holdings, Inc. – Class “A”	20,759,400
150,000		Harman International Industries, Inc.	9,934,500
180,000		Home Depot, Inc.	13,653,000
250,000	*	Jarden Corporation	12,100,000
315,000		L Brands, Inc.	19,246,500
106,900		Lear Corporation	7,650,833
114,100		McDonald’s Corporation	10,977,561
325,000		Newell Rubbermaid, Inc.	8,937,500
307,900	*	Orient-Express Hotels, Ltd. – Class “A”	3,996,542
439,700		Pier 1 Imports, Inc.	8,582,944
307,100	*	Select Comfort Corporation	7,477,885
125,000	*	Steiner Leisure, Ltd.	7,303,750
125,000	*	TRW Automotive Holdings Corporation	8,913,750
85,000		Tupperware Brands Corporation	7,341,450
160,000		Walt Disney Company	10,318,400
210,000		Wyndham Worldwide Corporation	12,803,700

			258,312,165

		Consumer Staples—9.7%
420,000		Altria Group, Inc.	14,427,000
335,500	*	Amira Nature Foods, Ltd.	4,341,370
450,000		Avon Products, Inc.	9,270,000
432,600		Coca-Cola Company	16,386,888
285,000		CVS Caremark Corporation	16,173,750
125,000		Herbalife, Ltd.	8,721,250
275,000		Nu Skin Enterprises, Inc. – Class “A”	26,328,500
126,000		PepsiCo, Inc.	10,017,000
275,000		Philip Morris International, Inc.	23,812,250
135,562		Procter & Gamble Company	10,247,131
160,000		Wal-Mart Stores, Inc.	11,833,600

			151,558,739

100

Shares		Security	Value

		Energy—10.0%
138,000		Anadarko Petroleum Corporation	$ 12,832,620
144,800		Chevron Corporation	17,593,200
230,000		ConocoPhillips	15,987,300
100,000		Devon Energy Corporation	5,776,000
215,000		Ensco, PLC – Class “A”	11,556,250
240,490		ExxonMobil Corporation	20,691,760
31,700		Hess Corporation	2,451,678
6,920		Hugoton Royalty Trust	51,692
348,019		Marathon Oil Corporation	12,138,903
142,509		Marathon Petroleum Corporation	9,166,179
142,500		National Oilwell Varco, Inc.	11,130,675
425,000		Noble Corporation	16,052,250
115,000		Phillips 66	6,649,300
48,300		Schlumberger, Ltd.	4,267,788
302,900		Suncor Energy, Inc.	10,837,762

			157,183,357

		Financials—9.5%
230,000		American Express Company	17,369,600
140,000		Ameriprise Financial, Inc.	12,751,200
120,000		Armada Hoffler Properties, Inc. (REIT)	1,189,200
275,000		Discover Financial Services	13,898,500
100,000		Financial Select Sector SPDR Fund (ETF)	1,992,000
225,000		FirstMerit Corporation	4,884,750
187,500	*	Health Insurance Innovations, Inc. – Class “A”	2,240,625
85,000		Invesco, Ltd.	2,711,500
396,730		JPMorgan Chase & Company	20,506,974
125,000		M&T Bank Corporation	13,990,000
100,000		MetLife, Inc.	4,695,000
100,000		Morgan Stanley	2,695,000
165,000		PNC Financial Services Group, Inc.	11,954,250
100,000		SPDR S&P Regional Banking (ETF)	3,565,000
357,666		Sunstone Hotel Investors, Inc. (REIT)	4,556,665
355,000		U.S. Bancorp	12,985,900
350,000		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	6,958,000
237,050		Wells Fargo & Company	9,794,906

			148,739,070

101

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2013

Shares		Security	Value

		Health Care—12.5%
341,600		Abbott Laboratories	$ 11,337,704
230,000		AbbVie, Inc.	10,287,900
105,000	*	Actavis, Inc.	15,120,000
100,000		Baxter International, Inc.	6,569,000
75,000		Covidien, PLC	4,570,500
200,000	*	Express Scripts Holding Company	12,356,000
390,000	*	Gilead Sciences, Inc.	24,507,600
270,625		Johnson & Johnson	23,460,481
9,375	*	Mallinckrodt, PLC	413,344
60,000		McKesson Corporation	7,698,000
303,300		Merck & Company, Inc.	14,440,113
140,000		Omnicare, Inc.	7,770,000
829,301		Pfizer, Inc.	23,809,232
260,000		Thermo Fisher Scientific, Inc.	23,959,000
265,900		Warner Chilcott, PLC – Class “A”	6,075,815
103,905		Zoetis, Inc.	3,233,524

			195,608,213

		Industrials—13.9%
185,000		3M Company	22,090,850
80,000	*	ADT Corporation	3,252,800
250,000		Altra Holdings, Inc.	6,727,500
129,400	*	Armstrong World Industries, Inc.	7,111,824
107,000		Caterpillar, Inc.	8,920,590
150,000		Chicago Bridge & Iron Company NV – NY Shares	10,165,500
150,000		Dover Corporation	13,474,500
45,000	*	Esterline Technologies Corporation	3,595,050
370,000		Generac Holdings, Inc.	15,776,800
385,000		General Electric Company	9,197,650
209,700		Honeywell International, Inc.	17,413,488
120,000		ITT Corporation	4,314,000
30,000		Lockheed Martin Corporation	3,826,500
227,072		Pentair, Ltd.	14,746,055
35,000		Raytheon Company	2,697,450
145,000		Ryder System, Inc.	8,656,500
100,000		Snap-on, Inc.	9,950,000
294,300	*	TAL International Group, Inc.	13,752,639
130,500		Textainer Group Holdings, Ltd.	4,942,035
95,000		Triumph Group, Inc.	6,670,900

102

Shares		Security	Value

		Industrials (continued)
372,475		Tyco International, Ltd.	$ 13,029,175
154,700		United Technologies Corporation	16,679,754

			216,991,560

		Information Technology—17.7%
50,000		Apple, Inc.	23,837,500
350,000	*	ARRIS Group, Inc.	5,971,000
180,000		Avago Technologies, Ltd.	7,761,600
160,000	*	Blackhawk Network Holdings, Inc.	3,844,800
189,000	*	CDW Corporation	4,314,870
875,000		Cisco Systems, Inc.	20,492,500
100,000	*	eBay, Inc.	5,579,000
700,000		EMC Corporation	17,892,000
418,500		Hewlett-Packard Company	8,780,130
583,775		Intel Corporation	13,380,123
151,425		International Business Machines Corporation	28,040,881
425,000		Intersil Corporation – Class “A”	4,772,750
590,000		Mentor Graphics Corporation	13,788,300
876,345		Microsoft Corporation	29,191,052
287,400	*	NeuStar, Inc. – Class “A”	14,220,552
350,000		Oracle Corporation	11,609,500
150,000	*	PTC, Inc.	4,264,500
310,000		QUALCOMM, Inc.	20,881,600
455,200		Symantec Corporation	11,266,200
375,000	*	Take-Two Interactive Software, Inc.	6,810,000
225,000		TE Connectivity, Ltd.	11,650,500
250,000	*	Yahoo!, Inc.	8,290,000

			276,639,358

		Materials—6.7%
156,900		Celanese Corporation – Series “A”	8,282,751
160,000		Cytec Industries, Inc.	13,017,600
160,000		Eastman Chemical Company	12,464,000
375,000		Freeport-McMoRan Copper & Gold, Inc.	12,405,000
355,000		International Paper Company	15,904,000
220,000		LyondellBasell Industries NV – Class “A”	16,110,600
40,000		Praxair, Inc.	4,808,400
170,000		Rock-Tenn Company – Class “A”	17,215,900
135,000		RPM International, Inc.	4,887,000

			105,095,251

103

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2013

Shares or
Principal
Amount	Security		Value

	Telecommunication Services—2.1%
435,300	AT&T, Inc.		$ 14,721,846
396,400	Verizon Communications, Inc.		18,496,024

			33,217,870

	Utilities—.1%
50,000	Atmos Energy Corporation		2,129,500

Total Value of Common Stocks (cost $995,808,461)			1,545,475,083

	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—.8%
	Federal Home Loan Bank:
$ 4,000M	0.02%, 10/2/2013		3,999,998
9,500M	0.02%, 10/11/2013		9,499,947

Total Value of Short-Term U.S. Government Agency Obligations (cost $13,499,945)			13,499,945

	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.7%
	U.S. Treasury Bills:
10,000M	0.016%, 10/17/2013		9,999,929
1,000M	0.01%, 11/7/2013		999,990

Total Value of Short-Term U.S. Government Obligations (cost $10,999,919)			10,999,919

Total Value of Investments (cost $1,020,308,325)		100.2%	1,569,974,947
Excess of Liabilities Over Other Assets		(.2)	(3,629,205)

Net Assets		100.0%	$1,566,345,742

*	Non-income producing

Summary of Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

104

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observ-
able for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,545,475,083	$—	$—	$1,545,475,083
Short-Term U.S. Government
Agency Obligations	—	13,499,945	—	13,499,945
Short-Term U.S. Government
Obligations	—	10,999,919	—	10,999,919
Total Investments in Securities*	$1,545,475,083	$24,499,864	$—	$1,569,974,947

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	105

Portfolio Managers’ Letter
GLOBAL FUND

Dear Investor:

We are pleased to send you the First Investors Global Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was 18.6% for Class A shares and 17.6% for Class B shares, including dividends of 3.5 cents per share on Class A shares and 2.5 cents on Class B shares. The Fund’s return on a net asset value basis was 10.0% for Advisor Class shares and 10.2% for Institutional shares Class and no dividends were declared on the Advisor Class and Institutional Class during the period. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

Global equities rose during the period, thanks to stronger liquidity unleashed by aggressive monetary policy from central banks worldwide, which produced renewed enthusiasm for stocks.

The broad-based global rally was aided by encouraging data in China; further evidence of a European economic recovery; and solid corporate earnings. Additionally, a more accommodating stance by the European Central Bank (ECB) and the U.S. Federal Reserve (“the Fed”) increased investors’ risk appetites. In particular, the Federal Open Market Committee’s (FOMC) surprising “no taper” decision helped ease near-term concerns that rapidly rising interest rates would derail the rally.

While geopolitical fears over Syria dissipated somewhat in September, investors quickly shifted their worries to political paralysis in the U.S. Congress. The possibility of an imminent government shutdown and an even more contentious debt ceiling battle in October ended the period on a sour note.

Within the MSCI All Country World Index, all ten sectors posted positive returns. Consumer discretionary (34.5%), industrials (26.7%) and healthcare (26.5%) led the index, while the materials (0.9%), energy (6.4%), and utilities (8.6%) sectors posted more modest gains. On a regional basis, Japan (31.6%) and Europe ex UK (29.3%) outperformed, while Emerging Markets (1.3%) lagged.

The Fund’s relative outperformance was primarily due to strong security selection in the financials, consumer discretionary and consumer staples sectors, which more than offset weaker stock selection in energy, health care and information technology.

Sector allocation — a result of our bottom-up stock selection process — also contributed positively to relative returns, thanks mainly to a below-benchmark allocation in the weaker performing materials and energy sectors.

Top contributors to relative performance included Green Mountain Coffee, a leading provider of single-cup brewers and k-cups for coffee and other beverages; AXA, a

106

France-based global insurance and investment management company; and Lowe’s, a home improvement retailer. Roche Holding, a Swiss pharmaceutical and diagnostics firm, was among the top contributors to absolute returns during the period.

The largest detractors to relative performance included Barrick Gold, a Canada-based gold exploration and mining company; SABESP, a water utility firm based in Brazil; and BG Group, a UK-based natural gas-focused oil and gas exploration company. Personal electronics device maker Apple was among the largest detractors from absolute returns.

At the end of the period, the Fund’s largest overweight allocations were to the health care, industrials, and consumer discretionary sectors, while the Fund remained underweight in materials, telecommunication services and energy relative to the benchmark. The Fund did not utilize derivatives during the period.

On a regional basis, relative returns were aided by underweighting in the weaker performing emerging markets and overweighting in Europe ex UK. Security selection within the UK and Japan, as well as a small cash position in an upward trending market, detracted modestly from relative performance during the period.

Further, the portfolio moved to exceed benchmark exposure in Japan, where we believe the three forces of monetary, fiscal and corporate policy all worked together more effectively — and for the first time — companies became more shareholder-friendly.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

*	Matthew E. Megargel is part of a team of portfolio managers who have managed the U.S.
portion of the Fund since 2000.

107

Fund Expenses (unaudited)
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.54%
Actual		$1,000.00	$1,094.26	$ 8.08
Hypothetical**		$1,000.00	$1,017.35	$ 7.79
Class B Shares	2.36%
Actual		$1,000.00	$1,088.89	$12.36
Hypothetical**		$1,000.00	$1,013.24	$11.91
Advisor Class Shares	1.27%
Actual		$1,000.00	$1,100.28	$ 6.69
Hypothetical**		$1,000.00	$1,018.70	$ 6.43
Institutional Class Shares	1.14%
Actual		$1,000.00	$1,101.65	$ 6.01
Hypothetical**		$1,000.00	$1,019.35	$ 5.77

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

108

Cumulative Performance Information (unaudited)
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	18.56%	17.55%	N/A	N/A
Five Years	7.24%	6.44%	N/A	N/A
Ten Years, Since Inception**	7.26%	6.97%	10.03%	10.17%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	11.81%	13.55%	N/A	N/A
Five Years	5.98%	6.13%	N/A	N/A
Ten Years, Since Inception**	6.63%	6.97%	10.03%	10.17%

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/03 with a theoretical investment in the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices. The Index consists of 45 country indices including 24 developed and 21 emerging market country indices. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

109

Cumulative Performance Information (unaudited) (continued)
GLOBAL FUND

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 11.78%, 5.96% and 6.62%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 13.53%, 6.10% and 6.99%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.24%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.54%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

** The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

110

Portfolio of Investments
GLOBAL FUND
September 30, 2013

Shares		Security	Value

		COMMON STOCKS—97.1%
		United States—48.4%
6,000		Accenture, PLC – Class “A”	$ 441,840
13,900		Aetna, Inc.	889,878
36,600		Aflac, Inc.	2,268,834
34,395		AGCO Corporation	2,078,146
89,050		Altria Group, Inc.	3,058,868
24,280		American International Group, Inc.	1,180,736
18,515		Ameriprise Financial, Inc.	1,686,346
41,050		Amgen, Inc.	4,595,137
29,520		Anadarko Petroleum Corporation	2,745,065
8,065		Apple, Inc.	3,844,989
37,000		Assured Guaranty, Ltd.	693,750
44,000		AT&T, Inc.	1,488,080
4,620	*	AutoZone, Inc.	1,953,013
11,100	*	B/E Aerospace, Inc.	819,402
10,300	*	Bed Bath & Beyond, Inc.	796,808
13,100		Belden, Inc.	839,055
3,500	*	Biogen IDEC, Inc.	842,660
10,755		BlackRock, Inc.	2,910,518
9,200	*	Cameron International Corporation	537,004
34,455		CBS Corporation – Class “B”	1,900,538
21,685	*	Check Point Software Technologies, Ltd.	1,226,504
42,195		Chevron Corporation	5,126,692
25,090		Chicago Bridge & Iron Company NV – NY Shares	1,700,349
18,665		Cigna Corporation	1,434,592
139,880		Cisco Systems, Inc.	3,275,990
99,815		Citigroup, Inc.	4,842,026
10,600	*	Cognizant Technology Solutions Corporation – Class “A”	870,472
44,945		Covidien, PLC	2,738,948
39,745		CVS Caremark Corporation	2,255,529
89,100		D.R. Horton, Inc.	1,731,213
12,000		Deere & Company	976,680
45,695	*	Dollar Tree, Inc.	2,611,926
34,690		Eaton Corporation, PLC	2,388,060
47,475	*	eBay, Inc.	2,648,630
19,670		Eli Lilly & Company	989,991
131,680		EMC Corporation	3,365,741
58,420		Ensco, PLC – Class “A”	3,140,075
11,400	*	Express Scripts Holding Company	704,292
24,400		FedEx Corporation	2,784,284
21,400		Flowserve Corporation	1,335,146
15,600	*	Gilead Sciences, Inc.	980,304

111

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2013

Shares		Security	Value

		United States (continued)
4,665	*	Google, Inc. – Class “A”	$ 4,086,120
17,940	*	Green Mountain Coffee Roasters, Inc.	1,351,420
9,200		Harley-Davidson, Inc.	591,008
31,300	*	Hertz Global Holdings, Inc.	693,608
32,400		Hewlett-Packard Company	679,752
11,820		Honeywell International, Inc.	981,533
16,200		IAC/InterActiveCorp	885,654
2,400		International Business Machines Corporation	444,432
209,530		Interpublic Group of Companies., Inc.	3,599,725
46,080	*	JDS Uniphase Corporation	677,837
21,840		Johnson & Johnson	1,893,310
93,380		JPMorgan Chase & Company	4,826,812
29,100		Las Vegas Sands Corporation	1,932,822
84,250		Lowe’s Companies, Inc.	4,011,143
18,965		Mattel, Inc.	793,875
15,365		McKesson Corporation	1,971,330
64,860		Merck & Company, Inc.	3,087,985
109,315		Microsoft Corporation	3,641,283
18,100	*	Monster Beverage Corporation	945,725
17,920		NextEra Energy, Inc.	1,436,467
51,935		Norfolk Southern Corporation	4,017,172
84,900		Oracle Corporation	2,816,133
103,166		Pfizer, Inc.	2,961,896
8,900		Philip Morris International, Inc.	770,651
57,075		PNC Financial Services Group, Inc.	4,135,084
34,760		Procter & Gamble Company	2,627,508
8,510		QUALCOMM, Inc.	573,234
12,300		Ross Stores, Inc.	895,440
1,200		Schlumberger, Ltd.	106,032
32,375		St. Jude Medical, Inc.	1,736,595
19,540		Starwood Hotels & Resorts Worldwide, Inc.	1,298,433
27,045		UnitedHealth Group, Inc.	1,936,692
17,400		Waddell & Reed Financial, Inc. – Class “A”	895,752
46,165		Walgreen Company	2,483,677
12,830		Wal-Mart Stores, Inc.	948,907
7,900		Walt Disney Company	509,471
33,000		Wells Fargo & Company	1,363,560
30,365	*	WESCO International, Inc.	2,323,833
28,300	*	Whiting Petroleum Corporation	1,693,755
17,624		Zoetis, Inc.	548,459

			155,872,236

112

Shares		Security	Value

		Japan—10.9%
93,600		Aeon Company, Ltd.	$ 1,288,699
12,370		Aeon Mall Company, Ltd.	367,350
47,200		Aisin Seiki Company, Ltd.	2,013,065
89,500		Asahi Group Holdings, Ltd.	2,352,311
121,000		Bank of Yokohama, Ltd.	691,781
10,400		Daito Trust Construction Company, Ltd.	1,039,735
41,000		Daiwa House Industry Company, Ltd.	772,158
42,800		Dentsu, Inc.	1,626,945
35,700		Eisai Company, Ltd.	1,451,648
2,000		FamilyMart Company, Ltd.	86,522
17,260		Honda Motor Company, Ltd.	656,979
90,900		Japan Tobacco, Inc.	3,270,084
170,100		Mitsubishi Electric Corporation	1,785,508
529,990		Mitsubishi UFJ Financial Group, Inc.	3,386,535
36,000		Mitsui Fudosan Company, Ltd.	1,208,866
224,600		Nomura Holdings, Inc.	1,751,022
25,000		Nomura Research Institute, Ltd.	868,790
27,900	*	Olympus Corporation	848,160
16,600		Omron Corporation	599,715
19,700		Ono Pharmaceutical Company, Ltd.	1,210,609
58,300		ORIX Corporation	947,653
177,100		Rakuten, Inc.	2,680,189
105,320		T&D Holdings, Inc.	1,303,016
17,400		THK Company, Ltd.	385,504
74,900		Tokio Marine Holdings, Inc.	2,446,415

			35,039,259

		France—8.9%
31,353		Accor SA	1,304,642
25,243		Air Liquide SA	3,517,837
2,693		AtoS	210,449
155,046		AXA SA	3,594,178
39,684		BNP Paribas SA	2,685,925
19,468		Bureau Veritas SA	614,024
26,952		Cap Gemini SA	1,604,190
15,567		Essilor International SA	1,675,253
70,659	*	Peugeot SA	1,162,123
96,284		Rexel SA	2,450,306
24,781		Safran SA	1,527,470
22,974		Sanofi	2,331,484

113

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2013

Shares		Security	Value

		France (continued)
40,686		Schneider Electric SA	$ 3,442,729
13,340		Technip SA	1,567,234
3,543		Unibail-Rodamco	879,587

			28,567,431

		United Kingdom—7.8%
41,629		AstraZeneca, PLC	2,167,707
16,900		AstraZeneca, PLC (ADR)	877,617
273,254		BAE Systems, PLC	2,010,763
216,821		Barclays, PLC	932,227
70,102		BG Group, PLC	1,340,147
300,916		BP, PLC	2,110,520
19,340		BP, PLC (ADR)	812,860
8,188		Derwent London, PLC	314,122
98,945		Diageo, PLC	3,148,563
274,012		Direct Line Insurance Group, PLC	946,047
76,712		Experian, PLC	1,462,163
35,693		Great Portland Estates, PLC	311,550
252,281		Kingfisher, PLC	1,576,577
739,328	*	Lloyds Banking Group, PLC	880,953
115,116		National Grid, PLC	1,361,796
180,295		Rexam, PLC	1,406,132
173,542	*	Rolls-Royce Holdings, PLC	3,125,111
6,209		Schroders, PLC	259,014

			25,043,869

		Switzerland—3.7%
13,224		Compagnie Financiere Richemont SA	1,324,959
75,865		Julius Baer Group, Ltd.	3,540,507
19,399		Roche Holding AG – Genusscheine	5,232,420
92,200	*	UBS AG – Registered	1,886,315

			11,984,201

		Belgium—3.2%
50,702		Anheuser-Busch InBev NV	5,050,022
40,085		Anheuser-Busch InBev NV (ADR)	3,976,432
25,395		Umicore SA	1,234,446

			10,260,900

114

Shares		Security	Value

		Italy—2.8%
140,143		Assicurazioni Generali SpA	$ 2,798,155
32,171		Banca Generali SpA	727,260
668,463		Intesa Sanpaolo	1,379,925
118,618	*	Mediaset SpA	481,704
582,412		Snam Rete Gas SpA	2,951,716
83,505		UniCredit SpA	532,631

			8,871,391

		Canada—1.7%
37,800		Barrick Gold Corporation	703,836
20,300		Canadian National Railway Company	2,062,191
24,000		Suncor Energy, Inc.	859,928
33,990		Tim Hortons, Inc.	1,975,117

			5,601,072

		Netherlands—1.1%
7,485		ASML Holding NV – NY Shares (ADR)	739,219
73,955	*	NXP Semiconductors NV	2,751,866

			3,491,085

		Hong Kong—1.0%
290,200		AIA Group, Ltd.	1,363,970
63,000		Link REIT (REIT)	309,104
500,530		MGM China Holdings, Ltd.	1,661,947

			3,335,021

		Germany—1.0%
5,397		Brenntag AG	898,964
9,409		Continental AG	1,595,890
12,866		Lanxess AG	835,626

			3,330,480

		China—1.0%
30,800		China Pacific Insurance Group Company, Ltd.	110,409
178,000		ENN Energy Holdings, Ltd.	989,252
1,768,000		Lenovo Group, Ltd.	1,848,898
20,000		Shanghai Fosun Pharmaceutical Group Company, Ltd.	34,816
410,000		Skyworth Digital Holdings, Ltd.	195,612

			3,178,987

115

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2013

Shares		Security	Value

		Taiwan—.9%
180,300		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	$ 3,057,888

		Spain—.9%
236,253	*	Banco Popular Espanol SA	1,269,307
97,031	*	Telefonica SA	1,511,800

			2,781,107

		Sweden—.8%
58,562		Assa Abloy AB – Class “B”	2,689,634

		Ireland—.5%
72,229		CRH, PLC	1,728,789

		Austria—.4%
37,036		Erste Group Bank AG	1,171,130

		Portugal—.4%
70,091		Galp Energia SGPS SA	1,166,539

		Finland—.3%
9,940		Kone Oyj-B	887,380

		India—.3%
108,856		ITC, Ltd.	591,879
6,079		United Spirits, Ltd.	245,976

			837,855

		Brazil—.2%
42,874		Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	427,025
26,200		Mills Estruturas e Servicos	358,153

			785,178

		United Arab Emirates—.2%
23,100	*	Al Noor Hospitals Group, PLC	305,626
84,106		NMC Health, PLC	445,244

			750,870

		Norway—.2%
17,534	*	Algeta ASA	676,375

116

Shares or
Principal
Amount		Security	Value
		Panama—.2%
4,430		Copa Holdings SA – Class “A”	$ 614,308

		Mexico—.2%
197,400		Fibra Uno Administracion SA	544,195

		Malaysia—.1%
375,100		Airasia Berhad	294,602
Total Value of Common Stocks (cost $240,603,412)			312,561,782

		PREFERRED STOCKS—1.2%
		Germany
36,913	*	ProSiebenSat.1 Media AG	1,568,980
9,000		Volkswagen AG	2,122,871
Total Value of Preferred Stocks (cost $3,424,274)			3,691,851

		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—.5%
		United States
$1,500M		Federal Home Loan Bank, 0.02%, 10/11/2013 (cost $1,499,992)	1,499,992
Total Value of Investments (cost $245,527,678)		98.8%	317,753,625
Other Assets, Less Liabilities		1.2	3,997,034

Net Assets		100.0%	$321,750,659

*	Non income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

117

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2013

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observ-
able for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$155,872,236	$—	$—	$155,872,236
Japan	35,039,259	—	—	35,039,259
France	28,567,431	—	—	28,567,431
United Kingdom	25,043,869	—	—	25,043,869
Switzerland	11,984,201	—	—	11,984,201
Belgium	10,260,900	—	—	10,260,900
Italy	8,871,391	—	—	8,871,391
Canada	5,601,072	—	—	5,601,072
Netherlands	3,491,085	—	—	3,491,085
Hong Kong	3,335,021	—	—	3,335,021
Germany	3,330,480	—	—	3,330,480
China	3,178,987	—	—	3,178,987
Taiwan	3,057,888	—	—	3,057,888
Spain	2,781,107	—	—	2,781,107
Sweden	2,689,634	—	—	2,689,634
Ireland	1,728,789	—	—	1,728,789
Austria	1,171,130	—	—	1,171,130
Portugal	1,166,539	—	—	1,166,539
Finland	887,380	—	—	887,380

118

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
India	$837,855	$—	$—	$837,855
Brazil	785,178	—	—	785,178
United Arab Emirates	750,870	—	—	750,870
Norway	676,375	—	—	676,375
Panama	614,308	—	—	614,308
Mexico	544,195	—	—	544,195
Malaysia	294,602	—	—	294,602
Preferred Stocks
Germany	3,691,851	—	—	3,691,851
Short-Term U.S. Government
Agency Obligations	—	1,499,992	—	1,499,992
Total Investments in Securities	$316,253,633	$1,499,992	$—	$317,753,625

During the year ended September 30, 2013, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	119

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

I’m pleased to send you the First Investors Select Growth Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was 15.8% for Class A shares and 15.0% for Class B shares. The Fund’s return on a net asset value basis was 9.5% for Advisor Class shares and 9.6% for Institutional Class shares. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

The Fund’s relative performance during the fiscal year was impacted by a market dominated by value drivers, whereby stocks with the lowest price-to-earnings and price-to-book value ratios posted the best returns. In this environment, companies exhibiting unexpected good business fundamentals that resulted in positive earnings revisions and surprisingly positive earnings — and on which the Fund focused — underperformed.

Sector-wise, healthcare and consumer staples delivered most of the Fund’s positive performance during the fiscal year — starting with pharmaceutical company Actavis, which posted strong revenue growth and earnings growth and whose stock price got a lift from speculation that the company was an acquisition target. In May, the company announced its intention to merge with Warner-Chilcott. The stock ultimately gained 69% during the year.

Pharmaceutical distributor Omnicare showed stable revenue growth and strong improvement in cost controls to drive profitability, with shares increasing 65% in value over the year. In consumer staples, grocery company Kroger and wholesale retailer Costco delivered outstanding performance, gaining 75% and 31%, respectively.

On the negative side, the information technology and consumer discretionary sectors were challenging for the Fund over the last 12 months. Despite good returns in Alliance Data Systems and NetApp, and reduced exposure to Apple in early November, negative moves in several holdings generated significant underperformance for the Fund — including SolarWinds and VMware, which were down 35% and 23%, respectively.

Despite several years of very strong performance for the Fund by the consumer discretionary sector, some retailers disappointed during the year. Ross Stores and Bed Bath & Beyond were both down 10% for the fiscal year and Abercrombie & Fitch declined 20% as teen shoppers significantly curtailed back-to-school clothing purchases.

While a strong 15.7% absolute return is disappointing relative to benchmark performance, we are encouraged by the strong business fundamentals most of the portfolio holdings are delivering as well as signs that investors are starting to favor these companies with better stock performance.

120

We continue to believe our focus on high-quality companies with strong earnings expectations are the key to generating excess return over the long term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

121

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.31%
Actual		$1,000.00	$1,085.78	$ 6.85
Hypothetical**		$1,000.00	$1,018.50	$ 6.63
Class B Shares	2.11%
Actual		$1,000.00	$ 933.17	$10.23
Hypothetical**		$1,000.00	$1,014.49	$10.66
Advisor Class Shares	1.02%
Actual		$1,000.00	$1,094.56	$ 5.36
Hypothetical**		$1,000.00	$1,019.96	$ 5.17
Institutional Class Shares	0.89%
Actual		$1,000.00	$1,095.74	$ 4.68
Hypothetical**		$1,000.00	$1,020.61	$ 4.51

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

122

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	15.79%	15.03%	N/A	N/A
Five Years	6.67%	5.94%	N/A	N/A
Ten Years, Since Inception**	5.63%	5.40%	9.46%	9.57%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	9.09%	11.03%	N/A	N/A
Five Years	5.41%	5.62%	N/A	N/A
Ten Years, Since Inception**	5.01%	5.40%	9.46%	9.57%

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 9/30/03 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

123

Cumulative Performance Information (unaudited) (continued)
SELECT GROWTH FUND

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Advisor Class the “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.85%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.14%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

**The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

124

Portfolio of Investments
SELECT GROWTH FUND
September 30, 2013

Shares		Security	Value

		COMMON STOCKS—98.9%
		Consumer Discretionary—20.7%
76,000		BorgWarner, Inc.	$ 7,705,640
306,200		Gentex Corporation	7,835,658
137,800		Home Depot, Inc.	10,452,130
11,100	*	Priceline.com, Inc.	11,221,545
131,000		Starbucks Corporation	10,083,070
220,800		TJX Companies, Inc.	12,450,912
45,240		Whirlpool Corporation	6,624,946

			66,373,901

		Consumer Staples—7.8%
67,000		Costco Wholesale Corporation	7,713,040
71,800		Kimberly-Clark Corporation	6,764,996
260,100		Kroger Company	10,492,434

			24,970,470

		Energy—6.1%
44,300		Chevron Corporation	5,382,450
47,700		ExxonMobil Corporation	4,104,108
72,700		Helmerich & Payne, Inc.	5,012,665
151,300		Valero Energy Corporation	5,166,895

			19,666,118

		Financials—8.6%
153,000		American Express Company	11,554,560
128,900		Discover Financial Services	6,514,606
55,400		Travelers Companies, Inc.	4,696,258
129,700		U.S. Bancorp	4,744,426

			27,509,850

		Health Care—16.5%
81,700	*	Actavis, Inc.	11,764,800
84,600		Cooper Companies, Inc.	10,971,774
57,500		Johnson & Johnson	4,984,675
70,600		McKesson Corporation	9,057,980
111,100		Omnicare, Inc.	6,166,050
193,500		ResMed, Inc.	10,220,670

			53,165,949

125

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2013

Shares or
Principal
Amount		Security		Value

		Industrials—14.7%
108,000		Alaska Air Group, Inc.		$ 6,762,960
202,800		AMETEK, Inc.		9,332,856
90,000		Boeing Company		10,575,000
94,400		Rockwell Automation, Inc.		10,095,136
164,000		Wabtec Corporation		10,310,680

				47,076,632

		Information Technology—22.3%
54,700	*	Alliance Data Systems Corporation		11,567,409
163,900	*	AOL, Inc.		5,667,662
28,100		Apple, Inc.		13,396,675
190,899	*	CoreLogic, Inc.		5,163,818
242,100		Hewlett-Packard Company		5,079,258
248,600		NetApp, Inc.		10,595,332
85,600		SanDisk Corporation		5,094,056
112,800	*	VMware, Inc. – Class “A”		9,125,520
92,619		Western Digital Corporation		5,872,044

				71,561,774

		Materials—2.2%
70,900		Rock-Tenn Company – Class “A”		7,180,043

Total Value of Common Stocks (cost $237,861,344)				317,504,737

		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—.9%
$3,000M		U.S. Treasury Bill, 0.0005%, 10/10/2013 (cost $3,000,000)		3,000,000

Total Value of Investments (cost $240,861,344)			99.8%	320,504,737
Other Assets, Less Liabilities			.2	638,991

Net Assets			100.0%	$321,143,728

*	Non-income producing

126

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$317,504,737	$—	$—	$317,504,737
Short-Term U.S. Government
Obligations	—	3,000,000	—	3,000,000
Total Investments in Securities*	$317,504,737	$3,000,000	$—	$320,504,737

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	127

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

We are pleased to send you the First Investors Opportunity Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was 34.5% for Class A shares and 33.5% for Class B shares, including capital gains distributions of 80.1 cents per share for both A shares and B shares, and dividends of 26.0 cents per share on Class A shares and 21.7 cents per share on Class B shares. The Fund’s return on a net asset value basis was 15.2% for Advisor Class shares and 15.3% for Institutional Class shares. No capital gain distributions and dividends were declared on the Advisor Class shares and Institutional Class shares. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

The Fund performed well, posting strong results while also exceeding its benchmark index by a comfortable margin. The Fund’s absolute performance was mainly attributable to investments in industrials and consumer discretionary stocks. Among our industrial stocks, Triumph Group — a maker of aircraft components and engine accessories — benefited from order increases at Boeing Company and EADS NV (the maker of Airbus), as well as a large contract to build fuselage sections for Embraer SA.

Esterline Technologies — a maker of sensor and interface systems for commercial and military aircraft — benefited from trends that also helped Triumph Group. While the commercial aerospace markets have remained strong, the defense aerospace markets performed better than expected after sequestration went into effect on March 1.

Among the Fund’s consumer discretionary stocks, Delphi Automotive PLC — which makes powertrains and electrical architecture for passenger cars — benefited from global demand for better fuel efficiency and more “infotainment” and connectivity systems. GNC Holdings — a U.S. focused specialty retailer of health and wellness products — continued to benefit from the same strong core demand it experienced last year. This year, GNC Holdings also benefited from its new “Gold Card Member Pricing” program, which brought in new customers who had been seeking coupon and refill-related purchases elsewhere.

On a relative basis, the Fund outperformed the S&P 400 Mid-Cap Index primarily due to stock selection in the consumer staples and consumer discretionary sectors. In the consumer staples sector, Nu Skin Enterprises — a direct seller of personal care products and nutritional supplements — reported better-than-expected earnings and strengthened its outlook for both its existing business and a recently launched weight management product line.

128

Elsewhere in the consumer staples sector, Prestige Brands Holdings — which sells household cleaners and over-the-counter healthcare products — also consistently beat earnings expectations and generated stronger-than-expected cash flow. Further, OTC products — which it acquired from GlaxoSmithKline in December 2011 — continued to perform well.

In the consumer discretionary sector, Dana Holding Corp. — which makes drive-line products and power technologies for the truck and auto markets — and Delphi Automotive PLC both helped drive outperformance. Dana Holding benefited from a recovering volume in truck production as well as a desire by original equipment manufacturers to focus on fewer large and well-capitalized suppliers.

Among detractors to relative performance, the Fund’s stock selection within the utility sector hurt. While the Fund’s individual stocks did well, electric and natural gas utilities had a very strong year due to the low-interest rate environment and low fuel costs in the first half of the calendar year. The Fund remains underweight in utility stocks, as we believe better earnings growth prospects exist in other sectors. For example, the Fund has been rewarded by our decision to overweight the industrial and consumer discretionary sectors, where we believed the fundamentals indicated stronger core earnings growth.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

129

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.24%
Actual		$1,000.00	$1,139.25	$ 6.65
Hypothetical**		$1,000.00	$1,018.85	$ 6.28
Class B Shares	2.01%
Actual		$1,000.00	$1,135.06	$10.76
Hypothetical**		$1,000.00	$1,014.99	$10.15
Advisor Class Shares	0.98%
Actual		$1,000.00	$1,152.43	$ 5.29
Hypothetical**		$1,000.00	$1,020.16	$ 4.96
Institutional Class Shares	0.85%
Actual		$1,000.00	$1,153.33	$ 4.59
Hypothetical**		$1,000.00	$1,020.81	$ 4.31

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

130

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	34.47%	33.49%	N/A	N/A
Five Years	13.21%	12.41%	N/A	N/A
Ten Years, Since Inception**	10.19%	10.03%	15.24%	15.33%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	26.75%	29.49%	N/A	N/A
Five Years	11.88%	12.16%	N/A	N/A
Ten Years, Since Inception**	9.54%	10.03%	15.24%	15.33%

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/03 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

131

Cumulative Performance Information (unaudited) (continued)
OPPORTUNITY FUND

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 9.52%. The Class B “S.E.C. Standardized” Average Annual Total Return Ten Years would have been 9.91%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 11.74%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 12.01%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

**The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

132

Portfolio of Investments
OPPORTUNITY FUND
September 30, 2013

Shares		Security	Value

		COMMON STOCKS—96.5%
		Consumer Discretionary—18.5%
75,000		BorgWarner, Inc.	$ 7,604,250
200,000		CST Brands, Inc.	5,960,000
540,000		Dana Holding Corporation	12,333,600
204,600	*	Del Frisco’s Restaurant Group, Inc.	4,126,782
245,000		Delphi Automotive, PLC	14,312,900
210,000		GNC Holdings, Inc. – Class “A”	11,472,300
115,000		Harman International Industries, Inc.	7,616,450
149,500	*	Jarden Corporation	7,235,800
165,000		L Brands, Inc.	10,081,500
185,000		Newell Rubbermaid, Inc.	5,087,500
50,000		Nordstrom, Inc.	2,810,000
436,000	*	Orient-Express Hotels, Ltd. – Class “A”	5,659,280
6,900		Oxford Industries, Inc.	469,062
329,800		Pier 1 Imports, Inc.	6,437,696
25,000		Ralph Lauren Corporation	4,118,250
205,000		Ruth’s Hospitality Group, Inc.	2,431,300
149,300	*	Select Comfort Corporation	3,635,455
175,000		Stewart Enterprises, Inc. – Class “A”	2,299,500
145,000	*	TRW Automotive Holdings Corporation	10,339,950
85,000		Tupperware Brands Corporation	7,341,450
90,000		Wyndham Worldwide Corporation	5,487,300

			136,860,325

		Consumer Staples—7.4%
175,400	*	Amira Nature Foods, Ltd.	2,269,676
240,000		Avon Products, Inc.	4,944,000
10,000	*	Fairway Group Holdings Corporation	255,600
70,000		Herbalife, Ltd.	4,883,900
20,000		McCormick & Company, Inc.	1,294,000
200,000		Nu Skin Enterprises, Inc. – Class “A”	19,148,000
82,600		Pinnacle Foods, Inc.	2,186,422
538,500	*	Prestige Brands Holdings, Inc.	16,219,620
69,407		Tootsie Roll Industries, Inc.	2,139,123
99,700	*	WhiteWave Foods Company – Class “A”	1,991,009

			55,331,350

		Energy—7.3%
1,000	*	Athlon Energy, Inc.	32,700
30,000	*	Dril-Quip, Inc.	3,442,500

133

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2013

Shares		Security	Value

		Energy (continued)
170,000		Ensco, PLC – Class “A”	$ 9,137,500
40,000		EOG Resources, Inc.	6,771,200
90,000		EQT Corporation	7,984,800
43,000		Hess Corporation	3,325,620
139,700		National Oilwell Varco, Inc.	10,911,967
205,000		Noble Corporation	7,742,850
225,000		Talisman Energy, Inc.	2,587,500
125,000	*	Weatherford International, Ltd.	1,916,250

			53,852,887

		Financials—11.5%
60,000		Ameriprise Financial, Inc.	5,464,800
200,000		Berkshire Hills Bancorp, Inc.	5,022,000
105,000		City National Corporation	6,999,300
220,000		Discover Financial Services	11,118,800
150,000		Douglas Emmett, Inc. (REIT)	3,520,500
45,000		Federal Realty Investment Trust (REIT)	4,565,250
90,000		Financial Select Sector SPDR Fund (ETF)	1,792,800
175,000		FirstMerit Corporation	3,799,250
171,000	*	Health Insurance Innovations, Inc. – Class “A”	2,043,450
15,000		Invesco, Ltd.	478,500
65,000		M&T Bank Corporation	7,274,800
120,000		NASDAQ OMX Group, Inc.	3,850,800
100,000		Oritani Financial Corporation	1,646,000
275,000		Protective Life Corporation	11,701,250
325,000		Provident New York Bancorp	3,539,250
22,700	*	Rexford Industrial Realty, Inc. (REIT)	306,677
92,000		SPDR S&P Regional Banking (ETF)	3,279,800
175,000		Waddell & Reed Financial, Inc. – Class “A”	9,009,000

			85,412,227

		Health Care—11.0%
110,000	*	Actavis, Inc.	15,840,000
125,000	*	Centene Corporation	7,995,000
75,000		DENTSPLY International, Inc.	3,255,750
160,000	*	Gilead Sciences, Inc.	10,054,400
87,500		McKesson Corporation	11,226,250
110,700		Omnicare, Inc.	6,143,850
20,000		Perrigo Company	2,467,600

134

Shares		Security	Value

		Health Care (continued)
125,000		Thermo Fisher Scientific, Inc.	$ 11,518,750
235,000	*	Triple-S Management Corporation – Class “B”	4,321,650
375,000		Warner Chilcott, PLC – Class “A”	8,568,750

			81,392,000

		Industrials—17.1%
140,000		A.O. Smith Corporation	6,328,000
180,000		Altra Holdings, Inc.	4,843,800
95,000	*	Armstrong World Industries, Inc.	5,221,200
100,000	*	B/E Aerospace, Inc.	7,382,000
140,000		Chicago Bridge & Iron Company NV – NY Shares	9,487,800
95,000		Dover Corporation	8,533,850
40,000	*	Esterline Technologies Corporation	3,195,600
114,100		G&K Services, Inc. – Class “A”	6,890,499
262,500		Generac Holdings, Inc.	11,193,000
60,000		IDEX Corporation	3,915,000
130,000		ITT Corporation	4,673,500
82,500		J.B. Hunt Transport Services, Inc.	6,016,725
131,400		Pentair, Ltd.	8,533,116
40,000		Roper Industries, Inc.	5,314,800
90,000		Ryder System, Inc.	5,373,000
85,500		Snap-on, Inc.	8,507,250
115,000	*	TAL International Group, Inc.	5,373,950
65,500		Textainer Group Holdings, Ltd.	2,480,485
80,000		Triumph Group, Inc.	5,617,600
135,000	*	United Rentals, Inc.	7,869,150

			126,750,325

		Information Technology—11.8%
250,000	*	ARRIS Group, Inc.	4,265,000
125,000		Avago Technologies, Ltd.	5,390,000
255,000	*	Blackhawk Network Holdings, Inc.	6,127,650
149,000	*	CDW Corporation	3,401,670
45,000	*	Fiserv, Inc.	4,547,250
230,000		Intersil Corporation – Class “A”	2,582,900
360,000		Mentor Graphics Corporation	8,413,200
180,000		Microchip Technology, Inc.	7,252,200
250,500	*	NeuStar, Inc. – Class “A”	12,394,740
325,000		Symantec Corporation	8,043,750
420,000	*	Take-Two Interactive Software, Inc.	7,627,200

135

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2013

Shares or
Principal
Amount		Security	Value

		Information Technology (continued)
160,000		TE Connectivity, Ltd.	$ 8,284,800
275,000		Technology Select Sector SPDR Fund (ETF)	8,808,250

			87,138,610

		Materials—8.0%
100,000		Cytec Industries, Inc.	8,136,000
80,000		Eastman Chemical Company	6,232,000
247,322		Freeport-McMoRan Copper & Gold, Inc.	8,181,412
190,000		International Paper Company	8,512,000
40,000		Praxair, Inc.	4,808,400
149,600		Rock-Tenn Company – Class “A”	15,149,992
55,000		Sigma-Aldrich Corporation	4,691,500
37,500		Westlake Chemical Corporation	3,924,750

			59,636,054

		Telecommunication Services—.7%
272,000		NTELOS Holdings Corporation	5,113,600

		Utilities—3.2%
111,000		AGL Resources, Inc.	5,109,330
144,800		Portland General Electric Company	4,087,704
135,000		SCANA Corporation	6,215,400
200,000		Wisconsin Energy Corporation	8,076,000

			23,488,434
Total Value of Common Stocks (cost $446,878,657)			714,975,812

		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—1.9%
		U.S. Treasury Bills:
$ 4,000	M	0.0005%, 10/10/2013	4,000,000
10,000	M	0.016%, 10/17/2013	9,999,929
Total Value of Short-Term U.S. Government Obligations (cost $13,999,929)			13,999,929

136

Principal
Amount		Security		Value

		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.5%
		Federal Home Loan Bank:
$ 1,000	M	0.02%, 10/2/2013		$ 999,999
10,000	M	0.02%, 10/11/2013		9,999,944
Total Value of U.S. Government Agency Obligations (cost $10,999,943)				10,999,943
Total Value of Investments (cost $471,878,529)			99.9%	739,975,684
Other Assets, Less Liabilities			.1	645,175
Net Assets			100.0%	$740,620,859

*	Non-income producing

Summary of Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

137

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2013

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observ-
able for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$714,975,812	$—	$—	$714,975,812
Short-Term U.S. Government
Obligations	—	13,999,929	—	13,999,929
Short-Term U.S. Government
Agency Obligations	—	10,999,943	—	10,999,943
Total Investments in Securities*	$714,975,812	$24,999,872	$—	$739,975,684

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

138	See notes to financial statements

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

I’m pleased to send you the First Investors Special Situations Fund annual report for the fiscal year ended September 30, 2013. First Investors Management Company, Inc. assumed portfolio management responsibilities for the Fund from the previous subadviser effective September 23, 2013. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

During the period, the Fund’s return on a net asset value basis was 20.5% for Class A shares and 19.6% for Class B shares, including capital gains distributions of $1.00 per share for both Class A and Class B shares, and dividends of 11.6 cents and 8.2 cents per share on Class A and Class B shares, respectively. The Fund’s return on a net asset value basis was 9.3% for Advisor Class shares and 9.5% for Institutional Class shares. The Fund did not declare any dividends or capital gains on the Advisor Class shares and Institutional Class shares.

Fund performance for fiscal year 2013 was positive; however, it did not keep up with the broader market, as stocks rallied in anticipation of another round of quantitative easing by the Federal Reserve. The Fund’s underperformance this year was exacerbated by poor stock selection.

The Fund’s absolute performance was mainly attributable to investments in information technology and consumer discretionary stocks. Among information technology stocks held by the fund, TriQuint Semiconductor — which makes components for the consumer smartphone market — benefited from strong demand for its radio frequency component used in 4G LTE networks. Among consumer discretionary stocks, Express Inc. — which retails apparel and accessories for women and men between 20 and 30 years-old — outperformed its competitors despite weak mall traffic. Express delivered good quality fashion that its target customer found appealing.

On a relative basis, the Fund underperformed the Russell 2000 Index primarily due to stock selection in the financials sector and allocation in the industrials. Among financial stocks, Anworth Mortgage Asset Corp (a REIT that invests in mortgage-backed securities) suffered from higher-than-expected mortgage prepayments and lower-than-expected interest rates, which pressured net income. Among industrials stocks, the Fund only held nine positions for most of the year. While they all did well, they simply did not do well enough to keep up with what would turn out to be the best performing sector in the Russell 2000 Index.

139

Portfolio Manager’s Letter (continued)
SPECIAL SITUATIONS FUND

The Fund’s top-performing sector on a relative basis for the reporting period was consumer discretionary. Express Inc. — which is discussed above — was the primary driver of outperformance. Deckers Outdoor Corporation — a footwear and accessories maker known for its UGG footwear — launched a series of initiatives to reduce excess inventory and to lower manufacturing costs. Investors rewarded the company’s stock on its improved earnings outlook.

As we move forward with the Fund, we intend to use a “bottom-up” approach to selecting investments that emphasizes fundamental research. We also plan to increase the number of holdings in the Fund to increase diversification. We will continue to invest primarily in common stocks of small-size companies that we believe are undervalued and that generally are experiencing a “special situation.” Developments creating special situations may include mergers, spin-offs, litigation resolution, new products or management changes. As of the end of the review period, portfolio repositioning is underway, and we look forward to updating you on our progress.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

* Effective September 23, 2013, Steven S. Hill became Portfolio Manager of the Special Situations Fund.

140

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.35%
Actual		$1,000.00	$1,077.94	$ 7.03
Hypothetical**		$1,000.00	$1,018.30	$ 6.83
Class B Shares	2.13%
Actual		$1,000.00	$1,073.73	$11.07
Hypothetical**		$1,000.00	$1,014.39	$10.76
Advisor Class Shares	1.16%
Actual		$1,000.00	$1,092.56	$ 6.09
Hypothetical**		$1,000.00	$1,019.25	$ 5.87
Institutional Class Shares	0.84%
Actual		$1,000.00	$1,094.51	$ 4.41
Hypothetical**		$1,000.00	$1,020.86	$ 4.26

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

141

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	20.47%	19.62%	N/A	N/A
Five Years	10.30%	9.53%	N/A	N/A
Ten Years, Since Inception**	9.15%	9.00%	9.26%	9.45%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	13.54%	15.62%	N/A	N/A
Five Years	9.00%	9.25%	N/A	N/A
Ten Years, Since Inception**	8.50%	9.00%	9.26%	9.45%

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/03 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

142

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 13.45%, 8.89% and 8.40%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 15.54%, 9.14% and 8.73%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.43%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.69%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

**The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations)

143

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2013

Shares		Security	Value

		COMMON STOCKS—94.0%
		Consumer Discretionary—21.1%
181,850		Best Buy Company, Inc.	$ 6,819,375
175,000		CST Brands, Inc.	5,215,000
300,000		Dana Holding Corporation	6,852,000
30,000	*	Deckers Outdoor Corporation	1,977,600
130,000	*	Express, Inc.	3,066,700
55,000		Hanesbrands, Inc.	3,427,050
100,000		Harman International Industries, Inc.	6,623,000
60,000	*	Jarden Corporation	2,904,000
125,000	*	Live Nation Entertainment, Inc.	2,318,750
22,200		Loral Space & Communications, Inc.	1,503,606
253,175	*	M/I Homes, Inc.	5,220,469
148,875	*	Meritage Homes Corporation	6,394,181
250,000	*	Orient-Express Hotels, Ltd. – Class “A”	3,245,000
234,500		Pier 1 Imports, Inc.	4,577,440
36,900		PVH Corporation	4,379,661
200,000		Regal Entertainment Group – Class “A”	3,796,000
48,300		Ruth’s Hospitality Group, Inc.	572,838
175,000	*	Select Comfort Corporation	4,261,250
95,000	*	Starz-Liberty Capital – Class “A”	2,672,350
65,000		Tupperware Brands Corporation	5,614,050
75,000	*	Visteon Corporation	5,673,000
39,916	*	WMS Industries, Inc.	1,035,820

			88,149,140

		Consumer Staples—3.0%
2,300	*	Amira Nature Foods, Ltd.	29,762
35,000		Herbalife, Ltd.	2,441,950
45,000		Nu Skin Enterprises, Inc. – Class “A”	4,308,300
100,000		Pinnacle Foods, Inc.	2,647,000
150,000	*	WhiteWave Foods Company – Class “A”	2,995,500

			12,422,512

		Energy—10.1%
258,275	*	Approach Resources, Inc.	6,787,467
65,118		Calumet Specialty Products Partners, LP	1,777,070
40,000		Ensco, PLC – Class “A”	2,150,000
277,291	*	Matrix Service Company	5,440,449
290,750	*	Midstates Petroleum Company, Inc.	1,491,548
85,000		Noble Corporation	3,210,450

144

Shares		Security	Value

		Energy (continued)
698,222	*	PetroQuest Energy, Inc.	$ 2,799,870
207,700	*	Stone Energy Corporation	6,735,711
222,775		Western Refining, Inc.	6,692,161
85,200	*	Whiting Petroleum Corporation	5,099,220

			42,183,946

		Financials—13.0%
135,600		American Financial, Inc.	7,330,536
475,850		Anworth Mortgage Asset Corporation (REIT)	2,298,355
14,200		Armada Hoffler Properties, Inc. (REIT)	140,722
100,000		Aspen Insurance Holdings, Ltd.	3,629,000
111,500		Berkshire Hills Bancorp, Inc.	2,799,765
60,000		City National Corporation	3,999,600
150,000		Douglas Emmett, Inc. (REIT)	3,520,500
50,000	*	EZCORP, Inc. – Class “A”	844,000
40,000		Federal Realty Investment Trust (REIT)	4,058,000
125,000		Financial Select Sector SPDR Fund (ETF)	2,490,000
175,000		FirstMerit Corporation	3,799,250
168,150		Montpelier Re Holdings, Ltd.	4,380,308
113,600		Oritani Financial Corporation	1,869,856
100,000		Protective Life Corporation	4,255,000
217,900		Provident New York Bancorp	2,372,931
100,000		SPDR S&P Regional Banking (ETF)	3,565,000
55,000		Waddell & Reed Financial, Inc. – Class “A”	2,831,400

			54,184,223

		Health Care—6.5%
115,000	*	Centene Corporation	7,355,400
56,178	*	Life Technologies Corporation	4,203,800
267,450		Masimo Corporation	7,124,868
100,000		Omnicare, Inc.	5,550,000
72,875		PerkinElmer, Inc.	2,751,031

			26,985,099

		Industrials—9.1%
45,000		Applied Industrial Technologies, Inc.	2,317,500
85,000		G&K Services, Inc. – Class “A”	5,133,150
150,000		Generac Holdings, Inc.	6,396,000
125,000		ITT Corporation	4,493,750
127,600		Kelly Services, Inc. – Class “A”	2,484,372

145

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2013

Shares		Security	Value

		Industrials (continued)
170,900		Kforce, Inc.	$ 3,023,221
10,000		Precision Castparts Corporation	2,272,400
73,975		Ryder System, Inc.	4,416,308
45,000		Snap-on, Inc.	4,477,500
50,000	*	United Rentals, Inc.	2,914,500

			37,928,701

		Information Technology—21.3%
175,000		Avnet, Inc.	7,299,250
190,000	*	Blackhawk Network Holdings, Inc.	4,565,700
200,000	*	CDW Corporation	4,566,000
349,300	*	Demand Media, Inc.	2,207,576
126,850		IAC/InterActiveCorp	6,934,889
600,000		Intersil Corporation – Class “A”	6,738,000
238,275		Lender Processing Services, Inc.	7,927,409
210,000		Mentor Graphics Corporation	4,907,700
125,000		Microchip Technology, Inc.	5,036,250
200,000	*	Microsemi Corporation	4,850,000
90,000	*	NeuStar, Inc. – Class “A”	4,453,200
191,975	*	Progress Software Corporation	4,968,313
590,200	*	QLogic Corporation	6,456,788
75,000	*	Skyworks Solutions, Inc.	1,863,000
275,000	*	Take-Two Interactive Software, Inc.	4,994,000
750,000	*	TriQuint Semiconductor, Inc.	6,097,500
60,000	*	Verint Systems, Inc.	2,223,600
225,000	*	Vishay Intertechnology, Inc.	2,900,250

			88,989,425

		Materials—5.1%
103,000		AptarGroup, Inc.	6,193,390
141,125	*	Boise Cascade Company	3,803,319
40,000		Innospec, Inc.	1,866,400
50,000		Sensient Technologies Corporation	2,394,500
68,115		Westlake Chemical Corporation	7,128,916

			21,386,525

146

Shares or
Principal
Amount		Security		Value

		Telecommunication Services—1.4%
40,000		iShares U.S. Telecommunications (ETF)		$ 1,103,200
125,000		NTELOS Holdings Corporation		2,350,000
225,000	*	Premiere Global Services, Inc.		2,241,000

				5,694,200

		Utilities—3.4%
90,000		AGL Resources, Inc.		4,142,700
90,000		Portland General Electric Company		2,540,700
75,000		SCANA Corporation		3,453,000
100,000		Wisconsin Energy Corporation		4,038,000

				14,174,400

Total Value of Common Stocks (cost $334,992,726)				392,098,171
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—2.7%
		U.S. Treasury Bills:
$10,000	M	0.0005%, 10/10/2013		9,999,999
1,000	M	0.01%, 11/7/2013		999,990

Total Value of Short-Term U.S. Government Obligations (cost $10,999,989)				10,999,989
Total Value of Investments (cost $345,992,715)			96.7%	403,098,160
Other Assets, Less Liabilities			3.3	13,938,313
Net Assets			100.0%	$417,036,473

*	Non-income producing

Summary of Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

147

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2013

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observ-
able for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$392,098,171	$—	$—	$392,098,171
Short-Term U.S. Government
Obligations	—	10,999,989	—	10,999,989
Total Investments in Securities*	$392,098,171	$10,999,989	$—	$403,098,160

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2013. Transfers, if any, between Levels are recognized at the end of the reporting period.

148	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

I’m pleased to send you the First Investors International Fund annual report for the fiscal year ended September 30, 2013. During the period, the Fund’s return on a net asset value basis was 7.3% for Class A shares and 6.5% for Class B shares. The Fund’s return on a net asset value basis was –1.9% for Advisor Class shares and –1.8% for Institutional Class shares. The Advisor Class shares and Institutional Class shares commenced operations on April 1, 2013, but Advisor Class shares were not available to the public until October 1, 2013.

Equity markets were strong across most major economies with cyclical stocks and peripheral European markets performing well, coinciding with low interest rates across southern Europe, stable economic growth in China and other critical market indicators.

The outlook for the U.S. economy began to improve, but then backtracked thanks to a “rate normalization” scare caused by upbeat Federal Reserve (“the Fed”) comments. This scare also tested the structural integrity of a number of developing countries as money that had streamed from the U.S. and Europe to emerging markets since the 2008–2009 crisis quickly reversed course.

By September 30, 2013, most emerging market currencies — with the exception of the Indian rupee and Indonesian rupiah — had regained lost ground, and central banks began reversing some of the sharp short-term rate increases they implemented as emergency measures to encourage investors to remain invested in their countries.

In the second calendar quarter of 2013, after seven quarters of persistent, disappointing economic data, the Eurozone managed its first quarter-on-quarter growth (0.3%), although it continued to decline (–0.5%) versus the same quarter of the previous year.

This positive bump — alongside Angela Merkel’s CDU party winning the German elections — was regarded by the markets as a positive step towards stability.

General comfort was also reflected in the market signals of low interest rates across the European periphery with the Spanish and Italian 10-year sovereign rates both ending the quarter around 4.4%.

However, we are not convinced that sustainable growth is imminent for the Eurozone. While stability appears at hand, growth remains questionable. Serious problems remain in the periphery and exporters such as Germany may be challenged by a strong currency and slowing growth in historically fast growing countries such as China.

In the second calendar quarter of 2013, year-over-year GDP fell in Greece (–4.6%), Spain (–1.6%), Portugal (–2%), and Italy (–2%) — drops that have few quick remedies and would have little fallout if Europe had a transfer-of-wealth mechanism similar to the U.S. — which, unfortunately, it does not.

Countries that run a deficit need to borrow or undergo fiscal consolidation, which weakens growth in the short term. Further, the European banks are shrinking their balance sheets

149

Portfolio Manager’s Letter
INTERNATIONAL FUND

(partly because of the need to improve their leverage ratios), creating another headwind to a return to sustained economic growth.

China recorded second calendar quarter 2013 GDP growth of 7.5%, a strong pace in global terms, but slightly slower than achieved in 2012. During the past fiscal year there has been a concerning trend in China; Chinese authorities and the Chinese press have accused multiple foreign consumer and pharmaceutical firms of illegal activity, which poses an ongoing risk for all western multinational corporations with large operations inside China’s borders.

Elsewhere, Mexico has been making progress on the “Pacto por Mexico” program of 95 initiatives. The government announced an increase in its value-added tax to lift its low tax base. It also announced the indirect opening of the oil industry to foreign companies through profit sharing agreements — an important step given that oil income from Pemex accounts for up to 40% of federal government funding currently.

Contributing to relative performance during the fiscal year were the Fund’s underweight exposures to the energy and utilities sectors and its selection of specific energy stocks. On the downside was our selection of financial and materials stocks. An underweighting in financials — a top performer in the benchmark — also hurt results.

The Fund’s stock selection in Hong Kong and Switzerland also contributed to performance for the year, as did our overweight exposure to Switzerland. Our out-of-benchmark holdings in India dragged down relative performance, as did the Fund’s underweight and stock selection in Japan.

On an absolute basis, UBS, Valeant Pharmaceuticals, Core Laboratories, Sands China and HSBC Holdings were the top contributors to performance during the fiscal year; Newcrest Mining, Goldcorp, Fresnillo, Housing Development Finance Corp. and HDFC Bank were the bottom contributors.

Relative to the benchmark, UBS, Valeant Pharmaceuticals, Sands China, Core Laboratories and Royal Dutch Shell were the top performers during the year; Newcrest Mining, Housing Development Finance Corp., Goldcorp, HDFC Bank and Fresnillo were the bottom performers.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

150

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/13)	(9/30/13)	(4/1/13–9/30/13)*
Class A Shares	1.68%
Actual		$1,000.00	$ 978.14	$ 8.33
Hypothetical**		$1,000.00	$1,016.65	$ 8.49
Class B Shares	2.49%
Actual		$1,000.00	$ 973.99	$12.32
Hypothetical**		$1,000.00	$1,012.59	$12.56
Advisor Class Shares	1.45%
Actual		$1,000.00	$ 981.23	$ 7.20
Hypothetical**		$1,000.00	$1,017.80	$ 7.33
Institutional Class Shares	1.19%
Actual		$1,000.00	$ 982.02	$ 5.91
Hypothetical**		$1,000.00	$1,019.10	$ 6.02

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

151

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	7.28%	6.49%	N/A	N/A
Five Years	6.83%	6.08%	N/A	N/A
Since Inception**	4.31%	3.59%	(1.88%)	(1.80%)
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	1.13%	2.49%	N/A	N/A
Five Years	5.57%	5.76%	N/A	N/A
Since Inception**	3.47%	3.59%	(1.88%)	(1.80%)

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 6/27/06 (commencement of operations) with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The Indices consist of 22 developed market country indices. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the

152

initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/13) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 3.11%. The Class B “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 3.03%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (5.73%). The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (5.45%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

**The returns for Class A shares and Class B shares are for the periods beginning 6/26/06 (commencement of operations). The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations).

153

Portfolio of Investments
INTERNATIONAL FUND
September 30, 2013

Shares		Security	Value

		COMMON STOCKS—96.7%
		United Kingdom—22.5%
385,195	*	Barratt Developments, PLC	$ 1,925,008
234,013		British American Tobacco, PLC	12,416,699
193,327		Diageo, PLC	6,151,926
232,737		Domino’s Pizza Group, PLC	2,201,072
234,343		Fresnillo, PLC	3,692,503
451,344		HSBC Holdings, PLC	4,892,709
5,785		Intertek Group, PLC	309,621
152,026	*	Persimmon, PLC	2,673,645
214,858	*	Rolls-Royce Holdings, PLC	3,869,121
130,106		SABMiller, PLC	6,623,184
187,199		Standard Chartered, PLC	4,489,672

			49,245,160

		Switzerland—16.5%
46,579		DKSH Holding, Ltd.	3,976,664
968		Lindt & Spruengli AG	3,972,627
134,289		Nestle SA – Registered	9,393,176
22,364		Novartis AG – Registered	1,718,881
2,036		Roche Holding AG – Genusscheine	549,163
2,775		SGS SA – Registered	6,625,629
479,649	*	UBS AG – Registered	9,813,112

			36,049,252

		India—9.2%
572,114		HDFC Bank, Ltd.	5,419,570
369		HDFC Bank, Ltd. (ADR)	11,358
143,603		Hindustan Unilever, Ltd.	1,439,241
596,824		Housing Development Finance Corporation, Ltd.	7,285,724
1,087,858		ITC, Ltd.	5,914,973

			20,070,866

		France—8.7%
219,976		Bureau Veritas SA	6,938,085
30,780		Essilor International SA	3,312,410
4,850		Hermes International	1,747,008
19,998		L’Oreal SA	3,436,589
28,837		Pernod Ricard SA	3,583,058

			19,017,150

154

Shares	Security	Value

	United States—7.7%
38,636	Accenture, PLC – Class “A”	$ 2,845,155
54,200	Covidien, PLC	3,302,948
123,445	Philip Morris International, Inc.	10,689,103

		16,837,206

	Netherlands—7.4%
39,774	Core Laboratories NV	6,730,159
241,268	Unilever NV – CVA	9,391,208

		16,121,367

	Canada—6.7%
29,324	Alimentation Couche-Tard – Class “B”	1,828,364
63,528	Bank of Nova Scotia	3,648,271
91,819	Enbridge, Inc.	3,840,158
183,736	Goldcorp, Inc.	4,788,683
20,684	Silver Wheaton Corporation	513,528

		14,619,004

	Australia—3.4%
32,542	CSL, Ltd.	1,947,420
248,962	Newcrest Mining, Ltd.	2,723,669
82,361	Ramsay Health Care, Ltd.	2,788,596

		7,459,685

	Hong Kong—3.3%
141,527	Cheung Kong Infrastructure Holdings, Ltd.	980,906
424,719	Link REIT (REIT)	2,083,849
572,268	L’Occitane International SA	1,494,288
424,691	Sands China, Ltd.	2,625,859

		7,184,902

	Denmark—3.0%
38,811	Novo Nordisk A/S – Series “B”	6,593,358

	Germany—1.4%
42,554	SAP AG	3,149,183

	Japan—1.2%
27,000	Daito Trust Construction Company, Ltd.	2,699,312

155

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2013

Shares or
Principal
Amount		Security		Value
		Ireland—1.2%
32,577		Paddy Power, PLC		$ 2,612,810

		Mexico—1.1%
947,220		Wal-Mart de Mexico SAB de CV		2,465,237

		Brazil—.8%
68,039		Cielo SA		1,834,200

		Spain—.8%
42,466		Grifols SA		1,744,650

		Sweden—.7%
95,517		Elekta AB – Class “B”		1,537,647

		Italy—.6%
26,615		Luxottica Group SpA		1,416,604

		Indonesia—.5%
5,932,389		PT Telekomunikasi Indonesia Persero Tbk		1,075,822
Total Value of Common Stocks (cost $165,977,533)				211,733,415
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—2.7%
$6,000	M	Federal Home Loan Bank, 0.02%, 10/11/2013 (cost $5,999,967)		5,999,967
Total Value of Investments (cost $171,977,500)			99.4%	217,733,382
Other Assets, Less Liabilities			.6	1,341,649
Net Assets			100.0%	$219,075,031

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

156

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$49,245,160	$—	$—	$49,245,160
Switzerland	36,049,252	—	—	36,049,252
India	20,070,866	—	—	20,070,866
France	19,017,150	—	—	19,017,150
United States	16,837,206	—	—	16,837,206
Netherlands	16,121,367	—	—	16,121,367
Canada	14,619,004	—	—	14,619,004
Australia	7,459,685	—	—	7,459,685
Hong Kong	7,184,902	—	—	7,184,902
Denmark	6,593,358	—	—	6,593,358
Germany	3,149,183	—	—	3,149,183
Japan	2,699,312	—	—	2,699,312
Ireland	2,612,810	—	—	2,612,810
Mexico	2,465,237	—	—	2,465,237
Brazil	1,834,200	—	—	1,834,200
Spain	1,744,650	—	—	1,744,650
Sweden	1,537,647	—	—	1,537,647
Italy	1,416,604	—	—	1,416,604
Indonesia	1,075,822	—	—	1,075,822

157

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2013

	Level 1	Level 2	Level 3	Total
Short-Term U.S. Agency
Government Obligations	—	5,999,967	—	5,999,967
Total Investments in Securities
	$211,733,415	$5,999,967	$—	$217,733,382

During the year ended September 30, 2013, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. Transfers, if any, between Levels are recognized at the end of the reporting period.

158	See notes to financial statements

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159

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2013

					INTERNATIONAL
	CASH		INVESTMENT	STRATEGIC	OPPORTUNITIES	FUND FOR
	MANAGEMENT	GOVERNMENT	GRADE	INCOME	BOND	INCOME

Assets
Investments in securities:
Cost – Unaffiliated issuers	$129,379,956	$363,369,181	$523,601,510	$—	$103,644,228	$646,480,282
Cost – Affiliated issuers (Note 2)	—	—	—	44,864,608	—	—
Total cost of investments	$129,379,956	$363,369,181	$523,601,510	$44,864,608	$103,644,228	$646,480,282

Value – Unaffiliated issuers (Note 1A)	$129,379,956	$368,772,622	$548,724,053	$—	$101,264,157	$655,235,174
Value – Affiliated issuers (Note 2)	—	—	—	44,264,539	—	—
Total value of investments	129,379,956	368,772,622	548,724,053	44,264,539	101,264,157	655,235,174

Cash	1,722,528	16,112,871	3,697,201	3,032,115	4,918,863	12,236,172
Receivables:
Investment securities sold	—	17,178,006	3,902,708	—	—	5,484,150
Dividends and interest	6,978	1,097,343	7,677,452	167,985	1,154,804	12,040,907
Shares sold	—	742,573	922,905	513,783	447,460	1,053,126
Unrealized gain on foreign exchange contracts (Note 7)	—	—	—	—	395,570	—
Other assets	12,304	30,464	39,575	—	544	48,149
Total Assets	131,121,766	403,933,879	564,963,894	47,978,422	108,181,398	686,097,678

Liabilities
Payables:
Investment securities purchased	—	38,273,529	3,996,944	545,943	625,757	12,716,746
Shares redeemed	215,934	706,117	1,012,204	6,595	74,540	1,141,883
Dividends payable	—	60,660	152,675	4,316	23,882	541,773
Unrealized loss on foreign exchange contracts (Note 7)		—	—	—	1,134,612	—
Accrued advisory fees	—	162,724	257,657	—	70,160	396,076
Accrued shareholder servicing costs	37,320	50,881	68,621	9,679	25,532	79,646
Accrued expenses	24,293	42,213	33,005	66,429	66,453	41,498

Total Liabilities	277,547	39,296,124	5,521,106	632,962	2,020,936	14,917,622

Net Assets	$130,844,219	$364,637,755	$559,442,788	$47,345,460	$106,160,462	$671,180,056

Net Assets Consist of:
Capital paid in	$130,844,219	$373,209,599	$554,324,787	$47,901,726	$109,724,404	$832,225,354
Undistributed net investment income (deficit)	—	55,298	(6,419,736)	23,016	62,663	(2,865,084)
Accumulated net realized gain (loss) on investments, futures
contracts and foreign currency transactions	—	(14,030,583)	(13,584,806)	20,787	(498,179)	(166,935,106)
Net unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	—	5,403,441	25,122,543	(600,069)	(3,128,426)	8,754,892
Total	$130,844,219	$364,637,755	$559,442,788	$47,345,460	$106,160,462	$671,180,056

160	See notes to financial statements	161

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2013

						INTERNATIONAL
	CASH			INVESTMENT	STRATEGIC	OPPORTUNITIES	FUND FOR
	MANAGEMENT		GOVERNMENT	GRADE	INCOME	BOND	INCOME

Net Assets:
Class A	$130,272,155		$355,263,948	$543,955,034	$47,344,468	$99,161,179	$647,603,043
Class B	$571,064		$4,717,033	$6,160,851	N/A	N/A	$5,000,518
Advisor Class	N/A		$983	$978	$992	$977	$1,003
Institutional Class	$1,000		$4,655,791	$9,325,925	N/A	$6,998,306	$18,575,492

Shares outstanding (Note 8):
Class A	130,272,155		32,478,672	55,606,646	4,840,298	10,078,549	249,780,785
Class B	571,064		432,106	631,346	N/A	N/A	1,930,956
Advisor Class	N/A		90	100	102	99	387
Institutional Class	1,000		424,711	952,222	N/A	710,335	7,144,989

Net asset value and redemption price
per share – Class A	$1.00	#	$10.94	$9.78	$9.78	$9.84	$2.59
Maximum offering price per share – Class A
(Net asset value/.9425)*	N/A		$11.61	$10.38	$10.38	$10.44	$2.75

Net asset value and offering price per share –
Class B**	$1.00		$10.92	$9.76	N/A	N/A	$2.59

Net asset value, offering price and redemption price
per share – Advisor Class	N/A		$10.94	$9.78	$9.77	$9.85	$2.59

Net asset value, offering price and redemption price
per share – Institutional Class	$1.00		$10.96	$9.79	N/A	$9.85	$2.60

# Also maximum offering price per share.
* On purchases of $100,000 or more, the sales charge is reduced.
** Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

162	See notes to financial statements	163

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

	TOTAL	EQUITY	GROWTH &
	RETURN	INCOME	INCOME	GLOBAL

Assets
Investments in securities:
At identified cost	$524,974,709	$370,397,436	$1,020,308,325	$245,527,678
At value (Note 1A)	$680,097,656	$486,446,523	$1,569,974,947	$317,753,625
Cash	245,071	1,628,861	434,014	1,536,271
Receivables:
Investment securities sold	10,345,027	1,567,705	929,484	4,159,751
Dividends and interest	3,192,377	772,025	1,539,108	608,727
Shares sold	1,162,348	847,605	2,512,635	427,896
Other assets	37,241	31,200	94,612	24,350
Total Assets	695,079,720	491,293,919	1,575,484,800	324,510,620

Liabilities
Payables:
Investment securities purchased	18,926,828	3,610,956	5,659,815	1,926,351
Shares redeemed.	1,303,697	747,193	2,242,699	511,413
Dividends payable	35,494	38,761	18,951	—
Accrued advisory fees	403,252	303,914	908,955	198,719
Accrued shareholder servicing costs	86,239	65,880	214,037	52,555
Accrued expenses	60,958	50,493	94,601	70,923

Total Liabilities	20,816,468	4,817,197	9,139,058	2,759,961

Net Assets	$674,263,252	$486,476,722	$1,566,345,742	$321,750,659

Net Assets Consist of:
Capital paid in	$510,515,010	$365,083,813	$967,544,310	$251,911,018
Undistributed net investment income (deficit)	(2,274,431	2,668,541	5,564,922	1,142,588
Accumulated net realized gain (loss) on investments
and foreign currency transactions	10,899,726	2,675,281	43,569,888	(3,543,274)
Net unrealized appreciation in value of investments
and foreign currency transactions	155,122,947	116,049,087	549,666,622	72,240,327
Total	$674,263,252	$486,476,722	$1,566,345,742	$321,750,659

164	See notes to financial statements	165

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

	TOTAL	EQUITY	GROWTH &
	RETURN	INCOME	INCOME	GLOBAL
Net Assets:
Class A	$664,053,860	$475,422,096	$1,538,581,779	$317,329,135
Class B	$10,207,273	$6,337,043	$27,761,730	$4,419,322
Advisor Class	$1,059	$1,079	$1,116	$1,101
Institutional Class	$1,060	$4,716,504	$1,117	$1,101

Shares outstanding (Note 8):
Class A	35,908,147	52,870,160	74,890,461	39,630,256
Class B	561,812	716,984	1,441,535	643,988
Advisor Class	57	120	54	137
Institutional Class	57	523,138	54	137

Net asset value and redemption price per share – Class A	$18.49	$8.99	$20.54	$8.01
Maximum offering price per share – Class A
(Net asset value/.9425)*	$19.62	$9.54	$21.79	$8.50

Net asset value and offering price per share – Class B**	$18.17	$8.84	$19.26	$6.86

Net asset value, offering price and redemption price	$18.49	$8.99	$20.54	$8.01
per share – Advisor Class

Net asset value, offering price and redemption price	$18.50	$9.02	$20.55	$8.02
per share – Institutional Class

* On purchases of $100,000 or more, the sales charge is reduced.
** Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

166	See notes to financial statements	167

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL

Assets
Investments in securities:
At identified cost	$240,861,344	$471,878,529	$345,992,715	$171,977,500

At value (Note 1A)	$320,504,737	$739,975,684	$403,098,160	$217,733,382
Cash	662,334	1,756,832	6,236,497	1,029,114
Receivables:
Investment securities sold	—	1,264,005	33,594,854	276,710
Dividends and interest	163,241	478,843	108,682	703,575
Shares sold	445,213	1,095,698	584,451	545,035
Other assets	18,836	39,574	26,210	12,379
Total Assets	321,794,361	744,610,636	443,648,854	220,300,195

Liabilities
Payables:
Investment securities purchased	—	2,475,203	25,358,493	606,497
Shares redeemed	361,984	918,488	875,945	342,260
Accrued advisory fees	201,994	449,581	279,182	179,453
Accrued shareholder servicing costs.	50,540	89,954	59,599	39,417
Accrued expenses	36,115	56,551	39,162	57,537

Total Liabilities	650,633	3,989,777	26,612,381	1,225,164

Net Assets	$321,143,728	$740,620,859	$417,036,473	$219,075,031

Net Assets Consist of:
Capital paid in	$272,699,119	$423,212,007	$292,081,263	$200,076,816
Undistributed net investment income	46,929	3,100,350	—	318,164
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(31,245,713)	46,211,347	67,849,765	(27,088,145)
Net unrealized appreciation in value of investments
and foreign currency transactions	79,643,393	268,097,155	57,105,445	45,768,196
Total	$321,143,728	$740,620,859	$417,036,473	$219,075,031

168	See notes to financial statements	169

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Net Assets:
Class A	$315,833,451	$726,941,888	$412,102,067	$215,873,496
Class B	$5,308,086	$13,676,666	$4,932,219	$3,199,572
Advisor Class	$1,095	$1,152	$1,093	$981
Institutional Class	$1,096	$1,153	$1,094	$982

Shares outstanding (Note 8):
Class A	34,165,039	19,064,792	14,680,724	17,228,809
Class B	636,734	423,826	210,353	267,183
Advisor Class	118	30	39	78
Institutional Class	118	30	39	78

Net asset value and redemption price per share – Class A	$9.24	$38.13	$28.07	$12.53
Maximum offering price per share – Class A
(Net asset value/.9425)*	$9.80	$40.46	$29.78	$13.29

Net asset value and offering price per share – Class B**	$8.34	$32.27	$23.45	$11.98

Net asset value, offering price and redemption price	$9.26	$38.18	$28.09	$12.55
per share – Advisor Class

Net asset value, offering price and redemption price
per share – Institutional Class	$9.27	$38.21	$28.14	$12.56

* On purchases of $100,000 or more, the sales charge is reduced.
** Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

170	See notes to financial statements	171

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2013

					INTERNATIONAL
	CASH		INVESTMENT	STRATEGIC	OPPORTUNITIES	FUND FOR
	MANAGEMENT	GOVERNMENT	GRADE	INCOME*	BOND	INCOME

Investment Income
Interest	$157,074	$10,088,043	$23,782,250	$—	$1,358,362 (a)	$40,875,185
Dividends	—	—	—	—	—	2,086
Dividends from affiliate (Note 2)	—	—	—	496,896	—	—
Total income	157,074	10,088,043	23,782,250	496,896	1,358,362	40,877,271
Expenses (Notes 1 and 3):
Advisory fees	689,748	2,499,304	3,670,984	5,882	532,699	4,636,021
Distribution plan expenses – Class A	—	1,116,547	1,644,704	35,294	207,206	1,888,241
Distribution plan expenses – Class B	4,528	55,205	70,608	N/A	N/A	52,406
Shareholder servicing costs – Class A	509,937	642,614	879,897	51,146	229,362	1,068,865
Shareholder servicing costs – Class B	2,216	11,808	16,120	N/A	N/A	12,051
Shareholder servicing costs – Advisor Class	N/A	22	22	22	22	22
Shareholder servicing costs – Institutional Class	10	490	1,335	N/A	979	2,311
Professional fees.	31,240	51,673	67,054	88,160	180,675	76,583
Custodian fees	21,112	53,492	38,894	4,684	41,294	38,682
Registration fees	55,384	74,934	80,437	57,965	64,951	73,946
Reports to shareholders	12,002	12,830	18,468	1,616	6,620	23,807
Trustees’ fees	7,717	21,247	30,876	377	3,310	34,965
Other expenses	18,055	92,061	85,308	2,369	16,469	123,393
Total expenses	1,351,949	4,632,227	6,604,707	247,515	1,283,587	8,031,293
Less: Expenses waived and/or assumed	(1,194,223)	(440,966)	(603,638)	(95,449)	(368,384)	(161,100)
Expenses paid indirectly	(652)	(390)	(526)	—	(11)	(602)
Net expenses	157,074	4,190,871	6,000,543	152,066	915,192	7,869,591
Net investment income	—	5,897,172	17,781,707	344,830	443,170	33,007,680
Realized and Unrealized Gain (Loss) on Investments,
Futures Contracts and Foreign Currency Transactions
(Note 2):
Net realized gain (loss) on:
Investments	—	(2,527,635)	6,707,924	20,787	680,088	17,247,717
Futures contracts	—	3,234	(822)	—	—	—
Foreign currency transactions	—	—	—	—	627,726	—
Net realized gain (loss) on investments, futures contracts
and foreign currency transactions	—	(2,524,401)	6,707,102	20,787	1,307,814	17,247,717
Net unrealized loss on:
Investments	—	(12,376,919)	(30,887,049)	(600,069)	(2,764,829)	(15,580,379)
Foreign currency transactions	—	—	—	—	(739,042)	—

Net unrealized loss on investments and
foreign currency transactions	—	(12,376,919)	(30,887,049)	(600,069)	(3,503,871)	(15,580,379)

Net gain (loss) on investments, futures contracts and
foreign currency transactions	—	(14,901,320)	(24,179,947)	(579,282)	(2,196,057)	1,667,338

Net Increase (Decrease) in Net Assets Resulting
from Operations	$—	$(9,004,148)	$(6,398,240)	$(234,452)	$(1,752,887)	$34,675,018

* From April 3, 2013 (commencement of operations) to September 30, 2013.
(a) Net of $20,233 foreign taxes withheld

172	See notes to financial statements	173

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2013

	TOTAL	EQUITY	GROWTH &
	RETURN	INCOME	INCOME	GLOBAL
Investment Income
Dividends	$8,512,277 (a)	$12,940,753 (b)	$ 32,389,180 (c)	$6,866,127 (d)
Interest.	7,995,304	14,995	9,141	2,738

Total income	16,507,581	12,955,748	32,398,321	6,868,865

Expenses (Notes 1 and 3):
Advisory fees	4,408,735	3,261,377	9,639,968	2,873,051
Distribution plan expenses – Class A	1,798,059	1,298,612	4,102,696	894,081
Distribution plan expenses – Class B	103,645	64,802	270,563	43,984
Shareholder servicing costs – Class A	1,114,063	779,278	2,540,476	710,082
Shareholder servicing costs – Class B	24,150	16,370	61,220	13,059
Shareholder servicing costs – Advisor Class	20	21	20	21
Shareholder servicing costs – Institutional Class	18	559	18	18
Professional fees	74,942	73,816	153,255	44,588
Custodian fees	28,951	18,041	43,860	175,180
Registration fees	83,297	75,944	88,076	69,948
Reports to shareholders	24,056	18,908	56,060	19,210
Trustees’ fees	32,957	23,762	75,170	16,583
Other expenses	82,063	51,184	144,972	90,527

Total expenses	7,774,956	5,682,674	17,176,354	4,950,332
Less: Expenses waived and/or assumed	(37)	(19)	(37)	(59,027)
Expenses paid indirectly	(5,163)	(3,848)	(11,793)	(352)

Net expenses	7,769,756	5,678,807	17,164,524	4,890,953

Net investment income	8,737,825	7,276,941	15,233,797	1,977,912

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	15,481,867	22,666,688	49,811,355	28,942,003
Foreign currency transactions	—	—	—	(58,033)

Net realized gain on investments and
foreign currency transactions	15,481,867	22,666,688	49,811,355	28,883,970

Net unrealized appreciation of investments and
foreign currency transactions	54,506,102	46,472,134	245,762,325	20,625,048
Net gain on investments and foreign currency transactions	69,987,969	69,138,822	295,573,680	49,509,018

Net Increase in Net Assets Resulting from Operations	$78,725,794	$76,415,763	$310,807,477	$51,486,930

(a) Net of $36,941 foreign taxes withheld.
(b) Net of $83,710 foreign taxes withheld.
(c) Net of $120,603 foreign taxes withheld.
(d) Net of $391,223 foreign taxes withheld.

174	See notes to financial statements	175

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2013

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Investment Income
Dividends	$4,697,501	$11,680,895 (e)	$6,813,995	$4,013,114 (f)
Interest	572	11,293	12,469	3,799

Total income	4,698,073	11,692,188	6,826,464	4,016,913

Expenses (Notes 1 and 3):
Advisory fees	2,197,692	4,629,471	3,329,854	1,916,640
Distribution plan expenses – Class A	863,569	1,868,609	1,117,142	576,626
Distribution plan expenses – Class B	53,496	132,846	49,320	33,657
Shareholder servicing costs – Class A	676,558	1,272,341	848,525	508,674
Shareholder servicing costs – Class B	15,431	32,263	13,506	10,803
Shareholder servicing costs – Advisor Class	21	20	20	21
Shareholder servicing costs – Institutional Class	18	18	18	18
Professional fees	39,720	75,384	46,201	29,703
Custodian fees	8,241	24,784	18,495	158,567
Registration fees	71,951	77,945	72,411	71,952
Reports to shareholders	16,443	29,025	19,474	11,511
Trustees’ fees	15,971	34,058	20,504	10,562
Other expenses	33,754	67,337	45,023	42,528

Total expenses	3,992,865	8,244,101	5,580,493	3,371,262
Less: Expenses waived and/or assumed	(37)	(37)	(311,380)	(37)
Expenses paid indirectly	(329)	(5,286)	(430)	(200)

Net expenses	3,992,499	8,238,778	5,268,683	3,371,025

Net investment income.	705,574	3,453,410	1,557,781	645,888

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	37,621,367	49,631,929	78,785,374	6,677,207
Foreign currency transactions	—	—	—	(135,870)

Net realized gain on investments
and foreign currency transactions	37,621,367	49,631,929	78,785,374	6,541,337
Net unrealized appreciation (depreciation) of investments and
foreign currency transactions	5,639,836	134,682,038	(9,595,192)	5,511,859

Net gain on investments and foreign currency transactions	43,261,203	184,313,967	69,190,182	12,053,196

Net Increase in Net Assets Resulting from Operations	$43,966,777	$187,767,377	$70,747,963	$12,699,084

(e) Net of $30,862 foreign taxes withheld.
(f) Net of $343,223 foreign taxes withheld.

176	See notes to financial statements	177

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

							STRATEGIC
	CASH MANAGEMENT		GOVERNMENT		INVESTMENT GRADE		INCOME
Year Ended September 30	2013	2012	2013	2012	2013	2012	2013 **
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$5,897,172	$8,431,847	$17,781,707	$17,238,565	$344,830
Net realized gain (loss) on investments and futures contracts	—	—	(2,524,401)	2,747,134	6,707,102	6,126,339	20,787
Net unrealized appreciation (depreciation) of investments	—	—	(12,376,919)	(1,091,454)	(30,887,049)	29,262,123	(600,069)
Net increase (decrease) in net assets resulting
from operations	—	—	(9,004,148)	10,087,527	(6,398,240)	52,627,027	(234,452)
Dividends to Shareholders
Net investment income – Class A	—	—	(10,605,675)	(11,975,470)	(20,739,540)	(19,773,424)	(321,799)
Net investment income – Class B	—	—	(119,679)	(180,107)	(222,878)	(300,972)	N/A
Net investment income – Advisor Class	N/A	N/A	(13)	N/A	(19)	N/A	(15)
Net investment income – Institutional Class	—	N/A	(29,051)	N/A	(110,770)	N/A	N/A

Total dividends	—	—	(10,754,418)	(12,155,577)	(21,073,207)	(20,074,396)	(321,814)

Share Transactions *
Class A:
Proceeds from shares sold	170,296,304	138,654,875	71,815,747	80,703,297	133,038,106	110,514,618	48,792,921
Reinvestment of dividends	—	—	9,909,442	11,116,817	19,197,738	18,092,318	309,020
Cost of shares redeemed	(175,051,743)	(151,798,288)	(89,063,124)	(54,554,693)	(113,252,520)	(65,812,986)	(1,201,230)

	(4,755,439)	(13,143,413)	(7,337,935)	37,265,421	38,983,324	62,793,950	47,900,711
Class B:
Proceeds from shares sold	593,663	256,141	451,982	1,106,976	746,634	995,491	N/A
Reinvestment of dividends	—	—	113,260	170,501	213,612	286,900	N/A
Cost of shares redeemed	(918,318)	(879,445)	(1,952,936)	(2,129,656)	(2,498,053)	(3,767,140)	N/A

	(324,655)	(623,304)	(1,387,694)	(852,179)	(1,537,807)	(2,484,749)	N/A

Advisor Class:
Proceeds from shares sold	N/A	N/A	1,000	N/A	1,000	N/A	1,000
Reinvestment of dividends	N/A	N/A	14	N/A	19	N/A	15
Cost of shares redeemed	N/A	N/A	—	N/A	—	N/A	—

	N/A	N/A	1,014	N/A	1,019	N/A	1,015

Institutional Class:
Proceeds from shares sold	1,000	N/A	4,663,814	N/A	11,445,833	N/A	N/A
Reinvestment of dividends	—	N/A	20	N/A	20	N/A	N/A
Cost of shares redeemed	—	N/A	—	N/A	(1,909,933)	N/A	N/A

	1,000	N/A	4,663,834	N/A	9,535,920	N/A	N/A

Net increase (decrease) from share transactions	(5,079,094)	(13,766,717)	(4,060,781)	36,413,242	46,982,456	60,309,201	47,901,726

Net increase (decrease) in net assets	(5,079,094)	(13,766,717)	(23,819,347)	34,345,192	19,511,009	92,861,832	47,345,460

Net Assets
Beginning of year	135,923,313	149,690,030	388,457,102	354,111,910	539,931,779	447,069,947	—

End of year†	$130,844,219	$135,923,313	$364,637,755	$388,457,102	$559,442,788	$539,931,779	$47,345,460

†Includes undistributed net investment income (deficit) of	$—	$—	$55,298	$47,140	$(6,419,736)	$(3,993,608)	$23,016

** From April 3, 2013 (commencement of operations) to September 30, 2013.

178	See notes to financial statements	179

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

							STRATEGIC
	CASH MANAGEMENT		GOVERNMENT		INVESTMENT GRADE		INCOME

Year Ended September 30	2013	2012	2013	2012	2013	2012	2013	**

*Shares Issued and Redeemed
Class A:
Sold	170,296,304	138,654,875	6,400,413	6,982,798	13,140,993	11,192,864	4,931,628
Issued for dividends reinvested	—	—	885,161	961,810	1,903,029	1,825,614	31,663
Redeemed	(175,051,743)	(151,798,288)	(7,966,458)	(4,720,673)	(11,224,653)	(6,656,099)	(122,993)

Net increase (decrease) in Class A shares outstanding	(4,755,439)	(13,143,413)	(680,884)	3,223,935	3,819,369	6,362,379	4,840,298

Class B:
Sold	593,663	256,141	40,139	95,856	73,648	100,837	N/A
Issued for dividends reinvested	—	—	10,117	14,766	21,171	29,041	N/A
Redeemed	(918,318)	(879,445)	(173,828)	(184,393)	(246,564)	(383,906)	N/A

Net decrease in Class B shares outstanding	(324,655)	(623,304)	(123,572)	(73,771)	(151,745)	(254,028)	N/A

Advisor Class:
Sold	N/A	N/A	89	N/A	98	N/A	100
Issued for dividends reinvested	N/A	N/A	1	N/A	2	N/A	2
Redeemed	N/A	N/A	—	N/A	—	N/A	—

Net increase in Advisor Class shares outstanding	N/A	N/A	90	N/A	100	N/A	102

Institutional Class:
Sold	1,000	N/A	424,709	N/A	1,148,312	N/A	N/A
Issued for dividends reinvested	—	N/A	2	N/A	2	N/A	N/A
Redeemed	—	N/A	—	N/A	(196,092)	N/A	N/A

Net increase in Institutional Class shares outstanding	1,000	N/A	424,711	N/A	952,222	N/A	N/A

**From April 3, 2013 (commencement of operations) to September 30, 2013.

180	See notes to financial statements	181

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	INTERNATIONAL		FUND FOR
	OPPORTUNITIES BOND		INCOME
Year Ended September 30	2013	2012 **	2013	2012
Increase (Decrease) in Net Assets From Operations
Net investment income	$443,170	$19,972	$33,007,680	$34,058,067
Net realized gain (loss) on investments and
foreign currency transactions	1,307,814	(1,473)	17,247,717	8,841,108
Net unrealized appreciation (depreciation) of investments and
foreign currency transactions	(3,503,871)	375,445	(15,580,379)	49,079,702
Net increase (decrease) in net assets resulting
from operations	(1,752,887)	393,944	34,675,018	91,978,877
Distributions to Shareholders
Net investment income – Class A	(2,062,847)	(24,887)	(36,486,900)	(35,292,367)
Net investment income – Class B	N/A	N/A	(268,095)	(372,652)
Net investment income – Advisor Class	(15)	N/A	(29)	N/A
Net investment income – Institutional Class	(59,034)	N/A	(276,219)	N/A
Net realized gains – Class A	(64,140)	—	—	—
Net realized gains – Class B	N/A	N/A	—	—
Net realized gains – Advisor Class	—	N/A	—	N/A
Net realized gains – Institutional Class	—	N/A	—	N/A
Total distributions	(2,186,036)	(24,887)	(37,031,243)	(35,665,019)
Share Transactions*
Class A:
Proceeds from shares sold	88,008,741	23,507,430	109,644,866	75,841,881
Reinvestment of distributions	2,062,264	23,798	31,001,180	29,568,927
Cost of shares redeemed	(6,702,089)	(4,336,791)	(93,323,531)	(63,479,906)
	83,368,916	19,194,437	47,322,515	41,930,902
Class B:
Proceeds from shares sold	N/A	N/A	933,907	607,441
Reinvestment of dividends	N/A	N/A	214,951	313,420
Cost of shares redeemed	N/A	N/A	(1,797,374)	(3,555,468)
	N/A	N/A	(648,516)	(2,634,607)
Advisor Class:
Proceeds from shares sold	1,000	N/A	1,000	N/A
Reinvestment of dividends	15	N/A	29	N/A
Cost of shares redeemed	—	N/A	—	N/A
	1,015	N/A	1,029	N/A
Institutional Class:
Proceeds from shares sold	9,541,985	N/A	18,832,421	N/A
Reinvestment of dividends	15	N/A	30	N/A
Cost of shares redeemed	(2,376,040)	N/A	—	N/A
	7,165,960	N/A	18,832,451	N/A
Net increase from share transactions	90,535,891	19,194,437	65,507,479	39,296,295
Net increase in net assets	86,596,968	19,563,494	63,151,254	95,610,153
Net Assets
Beginning of year	19,563,494	—	608,028,802	512,418,649
End of year†	$106,160,462	$19,563,494	$671,180,056	$608,028,802

†Includes undistributed net investment income (deficit) of	$62,663	$(4,166)	$(2,865,084)	$(1,100,372)

** From August 20, 2012 (commencement of operations) to September 30, 2012.

182	See notes to financial statements	183

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	INTERNATIONAL			FUND FOR
	OPPORTUNITIES BOND			INCOME

Year Ended September 30	2013	2012	**	2013	2012

* Shares Issued and Redeemed
Class A:
Sold	8,628,619	2,339,380		41,692,426	30,109,659
Issued for distributions reinvested	205,187	2,329		11,809,665	11,711,571
Redeemed	(669,057)	(427,909)		(35,531,467)	(25,241,060)

Net increase in Class A shares outstanding	8,164,749	1,913,800		17,970,624	16,580,170

Class B:
Sold	N/A	N/A		354,898	241,388
Issued for dividends reinvested	N/A	N/A		81,867	124,477
Redeemed	N/A	N/A		(683,943)	(1,418,398)

Net decrease in Class B shares outstanding	N/A	N/A		(247,178)	(1,052,533)

Advisor Class:
Sold	98	N/A		376	N/A
Issued for dividends reinvested	1	N/A		11	N/A
Redeemed	—	N/A		—	N/A

Net increase in Advisor Class shares outstanding	99	N/A		387	N/A

Institutional Class:
Sold	948,832	N/A		7,144,978	N/A
Issued for dividends reinvested	1	N/A		11	N/A
Redeemed	(238,498)	N/A		—	N/A

Net increase in Institutional Class shares outstanding	710,335	N/A		7,144,989	N/A

**From August 20, 2012 (commencement of operations) to September 30, 2012.

184	See notes to financial statements	185

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		EQUITY INCOME		GROWTH & INCOME		GLOBAL
Year Ended September 30	2013	2012	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets From Operations
Net investment income	$8,737,825	$8,427,411	$7,276,941	$6,560,611	$15,233,797	$14,690,454	$1,977,912	$1,199,577
Net realized gain (loss) on investments and
foreign currency transactions	15,481,867	9,889,479	22,666,688	(1,363,199)	49,811,355	25,391,281	28,883,970	(1,867,392)
Net unrealized appreciation of investments and
foreign currency transactions	54,506,102	69,162,630	46,472,134	76,643,044	245,762,325	221,517,657	20,625,048	56,227,236
Net increase in net assets resulting
from operations	78,725,794	87,479,520	76,415,763	81,840,456	310,807,477	261,599,392	51,486,930	55,559,421
Distributions to Shareholders
Net investment income – Class A	(11,460,204)	(8,802,366)	(7,018,270)	(4,992,799)	(16,526,451)	(9,050,725)	(1,424,622)	(682,596)
Net investment income – Class B	(129,605)	(137,606)	(60,686)	(47,943)	(183,967)	(78,713)	(18,090)	(6,148)
Net investment income – Advisor Class	(9)	N/A	(8)	N/A	(4)	N/A	—	N/A
Net investment income – Institutional Class	(10)	N/A	(21,919)	N/A	(5)	N/A	—	N/A
Net realized gains – Class A	(7,978,527)	—	—	—	—	—	—	—
Net realized gains – Class B	(154,041)	—	—	—	—	—	—	—
Net realized gains – Advisor Class	—	N/A	—	N/A	—	N/A	—	N/A
Net realized gains – Institutional Class	—	N/A	—	N/A	—	N/A	—	N/A

Total distributions	(19,722,396)	(8,939,972)	(7,100,883)	(5,040,742)	(16,710,427)	(9,129,438)	(1,442,712)	(688,744)

Share Transactions *
Class A:
Proceeds from shares sold	151,808,639	120,347,723	80,787,524	49,928,915	225,005,030	132,897,199	26,527,993	27,171,178
Value of shares issued for acquisition**	—	—	—	—	—	364,273,402	—	—
Reinvestment of distributions.	19,242,664	8,680,216	6,932,698	4,929,086	16,393,701	8,979,608	1,405,678	673,450
Cost of shares redeemed	(96,571,663)	(58,568,275)	(72,530,693)	(55,551,297)	(216,966,800)	(151,874,850)	(43,281,094)	(39,969,343)

	74,479,640	70,459,664	15,189,529	(693,296)	24,431,931	354,275,359	(15,347,423)	(12,124,715)

Class B:
Proceeds from shares sold	1,802,068	1,403,987	633,835	448,256	2,358,307	2,527,142	326,341	403,551
Value of shares issued for acquisition**	—	—	—	—	—	9,713,143	—	—
Reinvestment of distributions.	283,547	137,125	60,686	47,905	183,800	78,581	18,090	6,147
Cost of shares redeemed	(3,729,618)	(5,798,871)	(2,314,718)	(3,159,724)	(7,717,456)	(11,271,586)	(1,008,810)	(1,449,049)

	(1,644,003)	(4,257,759)	(1,620,197)	(2,663,563)	(5,175,349)	1,047,280	(664,379)	(1,039,351)

Advisor Class:
Proceeds from shares sold	1,000	N/A	1,000	N/A	1,000	N/A	1,000	N/A
Reinvestment of dividends	9	N/A	8	N/A	4	N/A	—	N/A
Cost of shares redeemed	—	N/A	—	N/A	—	N/A	—	N/A

	1,009	N/A	1,008	N/A	1,004	N/A	1,000	N/A

Institutional Class:
Proceeds from shares sold	1,000	N/A	4,650,735	N/A	1,000	N/A	1,000	N/A
Reinvestment of dividends	10	N/A	6	N/A	5	N/A	—	N/A
Cost of shares redeemed	—	N/A	—	N/A	—	N/A	—	N/A

	1,010	N/A	4,650,741	N/A	1,005	N/A	1,000	N/A

Net increase (decrease) from share transactions	72,837,656	66,201,905	18,221,081	(3,356,859)	19,258,591	355,322,639	(16,009,802)	(13,164,066)

Net increase in net assets	131,841,054	144,741,453	87,535,961	73,442,855	313,355,641	607,792,593	34,034,416	41,706,611

Net Assets
Beginning of year	542,422,198	397,680,745	398,940,761	325,497,906	1,252,990,101	645,197,508	287,716,243	246,009,632

End of year†	$674,263,252	$542,422,198	$486,476,722	$398,940,761	$1,566,345,742	$1,252,990,101	$321,750,659	$287,716,243

†Includes undistributed net investment income (deficit) of	$(2,274,431)	$(361,113)	$2,668,541	$2,492,483	$5,564,922	$7,041,552	$1,142,588	$662,542

**See Note 11

186	See notes to financial statements	187

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		EQUITY INCOME		GROWTH & INCOME		GLOBAL
Year Ended September 30	2013	2012	2013	2012	2013	2012	2013	2012

*Shares Issued and Redeemed
Class A:
Sold	8,646,376	7,481,618	9,628,589	6,889,242	12,146,401	8,594,359	3,616,109	4,270,231
Issued for acquisition**	—	—	—	—	—	25,233,878	—	—
Issued for distributions reinvested	1,125,446	538,948	834,640	665,487	930,022	583,170	202,547	112,055
Redeemed	(5,485,124)	(3,674,671)	(8,689,334)	(7,653,713)	(11,774,440)	(9,780,526)	(5,920,135)	(6,246,526)

Net increase (decrease) in Class A shares outstanding	4,286,698	4,345,895	1,773,895	(98,984)	1,301,983	24,630,881	(2,101,479)	(1,864,240)

Class B:
Sold	104,561	89,506	75,670	63,260	135,778	174,925	51,787	72,915
Issued for acquisition**	—	—	—	—	—	715,868	—	—
Issued for distributions reinvested	17,051	8,728	7,547	6,579	11,774	5,836	3,025	1,180
Redeemed	(217,312)	(374,806)	(285,676)	(452,496)	(451,729)	(785,200)	(159,896)	(264,395)

Net increase (decrease) in Class B shares outstanding	(95,700)	(276,572)	(202,459)	(382,657)	(304,177)	111,429	(105,084)	(190,300)

Advisor Class:
Sold	56	N/A	119	N/A	54	N/A	137	N/A
Issued for dividends reinvested	1	N/A	1	N/A	—	N/A	—	N/A
Redeemed	—	N/A	—	N/A	—	N/A	—	N/A

Net increase in Advisor Class shares outstanding	57	N/A	120	N/A	54	N/A	137	N/A

Institutional Class:
Sold	56	N/A	523,137	N/A	54	N/A	137	N/A
Issued for dividends reinvested	1	N/A	1	N/A	—	N/A	—	N/A
Redeemed	—	N/A	—	N/A	—	N/A	—	N/A

Net increase in Institutional Class shares outstanding	57	N/A	523,138	N/A	54	N/A	137	N/A

**See Note 11

188	See notes to financial statements	189

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS		INTERNATIONAL
Year Ended September 30	2013	2012	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$705,574	$(944,001)	$3,453,410	$4,684,227	$1,557,781	$59,936	$645,888	$1,276,176
Net realized gain on investments and
foreign currency transactions	37,621,367	6,874,740	49,631,929	14,703,906	78,785,374	8,831,864	6,541,337	11,215,665
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	5,639,836	50,284,387	134,682,038	96,340,656	(9,595,192)	52,595,947	5,511,859	19,972,563
Net increase in net assets resulting
from operations	43,966,777	56,215,126	187,767,377	115,728,789	70,747,963	61,487,747	12,699,084	32,464,404
Distributions to Shareholders
Net investment income – Class A	—	—	(4,707,638)	(2,858,976)	(1,635,146)	(387,088)	—	(2,142,019)
Net investment income – Class B	—	—	(106,969)	(81,714)	(19,139)	—	—	(43,360)
Net investment income – Advisor Class	—	N/A	—	N/A	—	N/A	—	N/A
Net investment income – Institutional Class	—	N/A	—	N/A	—	N/A	—	N/A
Net realized gains – Class A	—	—	(14,500,437)	(15,298,237)	(14,034,907)	(22,980,160)	—	—
Net realized gains – Class B	—	—	(394,685)	(575,152)	(232,335)	(499,531)	—	—
Net realized gains – Advisor Class	—	N/A	—	N/A	—	N/A	—	N/A
Net realized gains – Institutional Class	—	N/A	—	N/A	—	N/A	—	N/A

Total distributions	—	—	(19,709,729)	(18,814,079)	(15,921,527)	(23,866,779)	—	(2,185,379)

Share Transactions *
Class A:
Proceeds from shares sold	49,260,112	45,428,727	109,567,095	71,370,721	55,016,522	43,391,077	65,131,798	27,195,451
Reinvestment of distributions.	—	—	19,127,611	18,082,699	15,590,531	23,250,649	—	2,131,981
Cost of shares redeemed	(47,680,903)	(32,353,171)	(96,351,212)	(69,018,854)	(55,639,919)	(45,918,661)	(27,541,316)	(21,671,006)

	1,579,209	13,075,556	32,343,494	20,434,566	14,967,134	20,723,065	37,590,482	7,656,426

Class B:
Proceeds from shares sold	374,300	466,306	1,226,999	1,148,482	350,983	592,309	262,698	212,184
Reinvestment of distributions.	—	—	500,972	655,289	251,359	499,190	—	43,332
Cost of shares redeemed	(1,650,653)	(2,820,737)	(4,525,679)	(6,554,117)	(1,385,228)	(2,515,486)	(604,520)	(528,475)

	(1,276,353)	(2,354,431)	(2,797,708)	(4,750,346)	(782,886)	(1,423,987)	(341,822)	(272,959)

Advisor Class:
Proceeds from shares sold	1,000	N/A	1,000	N/A	1,000	N/A	1,000	N/A
Reinvestment of dividends	—	N/A	—	N/A	—	N/A	—	N/A
Cost of shares redeemed	—	N/A	—	N/A	—	N/A	—	N/A

	1,000	N/A	1,000	N/A	1,000	N/A	1,000	N/A

Institutional Class:
Proceeds from shares sold	1,000	N/A	1,000	N/A	1,000	N/A	1,000	N/A
Reinvestment of dividends	—	N/A	—	N/A	—	N/A	—	N/A
Cost of shares redeemed	—	N/A	—	N/A	—	N/A	—	N/A

	1,000	N/A	1,000	N/A	1,000	N/A	1,000	N/A

Net increase from share transactions	304,856	10,721,125	29,547,786	15,684,220	14,186,248	19,299,078	37,250,660	7,383,467

Net increase in net assets	44,271,633	66,936,251	197,605,434	112,598,930	69,012,684	56,920,046	49,949,744	37,662,492

Net Assets
Beginning of year	276,872,095	209,935,844	543,015,425	430,416,495	348,023,789	291,103,743	169,125,287	131,462,795

End of year†.	$321,143,728	$276,872,095	$740,620,859	$543,015,425	$417,036,473	$348,023,789	$219,075,031	$169,125,287

†Includes undistributed net investment income (deficit) of	$46,929	$(658,645)	$3,100,350	$4,684,129	$—	$59,929	$318,164	$(191,854)

190	See notes to financial statements	191

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS		INTERNATIONAL
Year Ended September 30	2013	2012	2013	2012	2013	2012	2013	2012

*Shares Issued and Redeemed
Class A:
Sold	5,861,743	6,092,740	3,285,077	2,548,556	2,140,339	1,789,639	5,267,583	2,533,422
Issued for distributions reinvested	—	—	645,331	698,983	658,662	1,025,613	—	211,506
Redeemed	(5,668,289)	(4,326,019)	(2,908,153)	(2,461,213)	(2,174,522)	(1,890,583)	(2,228,081)	(2,016,988)

Net increase in Class A shares outstanding	193,454	1,766,721	1,022,255	786,326	624,479	924,669	3,039,502	727,940

Class B:
Sold	49,006	69,714	43,411	47,887	16,135	28,575	22,103	20,483
Issued for distributions reinvested	—	—	19,864	29,425	12,644	25,851	—	4,440
Redeemed	(219,786)	(421,243)	(161,529)	(275,737)	(64,381)	(122,401)	(50,706)	(51,884)

Net decrease in Class B shares outstanding	(170,780)	(351,529)	(98,254)	(198,425)	(35,602)	(67,975)	(28,603)	(26,961)

Advisor Class:
Sold	118	N/A	30	N/A	39	N/A	78	N/A
Issued for dividends reinvested	—	N/A	—	N/A	—	N/A	—	N/A
Redeemed	—	N/A	—	N/A	—	N/A	—	N/A

Net increase in Advisor Class shares outstanding	118	N/A	30	N/A	39	N/A	78	N/A

Institutional Class:
Sold	118	N/A	30	N/A	39	N/A	78	N/A
Issued for dividends reinvested	—	N/A	—	N/A	—	N/A	—	N/A
Redeemed	—	N/A	—	N/A	—	N/A	—	N/A

Net increase in Institutional Class shares outstanding	118	N/A	30	N/A	39	N/A	78	N/A

192	See notes to financial statements	193

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund and Fund For Income. The Equity Funds issue shares of beneficial interest in the Total Return Fund, Equity Income Fund (formerly Value Fund), Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund (each a “Fund”, collectively, “the Funds”). The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2013, is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Strategic Income Fund seeks a high level of current income.

International Opportunities Bond Fund seeks total return consisting of income and capital appreciation.

Fund For Income seeks high current income.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Equity Income Fund seeks total return.

Growth & Income Fund seeks long-term growth of capital and current income.

Global Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

International Fund primarily seeks long-term capital growth.

194

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trusts’ Board of Trustees (the “Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. The net asset value of the Strategic Income Fund is derived from the net asset values of the underlying Funds in which it invests.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of First Investors Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. As of September 30, 2013, Fund For Income held three securities that were fair valued by FIMCO’s Valuation Committee with an aggregate value of $3,785, representing 0% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

195

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the fund’s investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. The underlying funds in which Strategic Income Fund invests in are also categorized in Level 1. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

196

The aggregate value by input level, as of September 30, 2013, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2013, capital loss carryovers were as follows:

								Capital Loss
								Carryovers Not Subject
		Year Capital Loss Carryovers Expire						to Expiration
								Long	Short
Fund	Total	2014	2015	2016	2017	2018	2019	Term	Term
Government	$7,061,305	$646,760	$1,909,473	$1,063,550	$—	$—	$40,595	$—	$3,400,927
Investment
Grade	13,584,806	—	—	—	13,584,806	—	—	—	—
Fund For
Income	166,931,606	2,665,632	24,660,250	5,033,118	23,949,720	110,622,886	—	—	—
Select Growth	31,245,713	—	—	—	—	31,245,713	—	—	—
International	26,152,463	—	—	—	3,055,947	20,905,274	2,191,242	—	—

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in fiscal year 2010 and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 – 2012, or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

197

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

C. Distributions to Shareholders—Dividends from net investment income of the Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund and Fund For Income are generally declared daily and paid monthly. The Cash Management Fund declares distributions, if any, daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Total Return Fund, Equity Income Fund and Growth & Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the Funds are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, late loss deferrals, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of International Opportunities Bond Fund, Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

198

International Opportunities Bond Fund, Global Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon, custodian for the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income, may provide credits against custodian charges based on uninvested cash balance of the Funds. For the year ended September 30, 2013, the Bank of New York Mellon provided credits in the amount of $14. Brown Brothers Harriman & Co. serves as custodian for the Strategic Income Fund, International Opportunities Bond Fund, and each Fund in the Equity Funds. Certain of the Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2013, expenses were reduced by a total of $2,167 for the Income Funds and by a total of $27,401 for the Equity Funds.

199

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

2. Security Transactions—For the year ended September 30, 2013, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Government	$297,794,213	$363,525,028	$84,201,388	$16,191,998
Investment Grade	223,807,904	177,958,296	—	—
Strategic Income	49,129,794	4,285,973	—	—
International Opportunities Bond	113,192,367	31,700,819	—	—
Fund For Income	440,507,596	371,401,421	—	—
Total Return	226,884,214	179,770,324	12,004,422	5,146,030
Equity Income	138,776,582	131,382,023	—	—
Growth & Income	277,340,681	275,398,590	—	—
Global	271,475,560	285,572,099	—	—
Select Growth	205,003,557	205,457,472	—	—
Opportunity	243,671,255	247,602,387	—	—
Special Situations	395,365,443	394,661,852	—	—
International	91,276,371	57,412,343	—	—

At September 30, 2013, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation )
Government	$363,369,181	$8,909,111	$3,505,670	$5,403,441
Investment Grade	530,564,354	25,003,450	6,843,751	18,159,699
Strategic Income	44,866,551	67,887	669,899	(602,012)
International
Opportunities Bond	104,199,183	1,609,609	4,544,635	(2,935,026)
Fund For Income	649,412,817	17,680,843	11,858,486	5,822,357
Total Return	529,227,004	156,045,256	5,174,604	150,870,652
Equity Income	370,610,711	117,925,482	2,089,670	115,835,812
Growth & Income	1,025,658,603	555,027,249	10,710,905	544,316,344
Global	249,753,000	69,949,133	1,948,508	68,000,625
Select Growth	240,861,344	82,678,273	3,034,880	79,643,393
Opportunity	472,147,506	269,370,785	1,542,607	267,828,178
Special Situations	346,661,050	65,296,244	8,859,134	56,437,110
International	172,913,182	51,354,668	6,534,468	44,820,200

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The Strategic Income Fund may invest in the Institutional Class of Cash Management Fund, Government Fund, Investment Grade Fund, International Opportunities Bond Fund, Fund For Income and Equity Income Fund. During the year ended September 30, 2013, purchases, sales and dividend income earned by Strategic Income Fund from investments in the Institutional Classes of the Funds were as follows:

	Balance of			Balance of			Realized Gain
	Shares Held	Purchases/	Sales/	Shares Held	Value	Dividend	on Security
Fund	9/30/2012	Additions	Reductions	9/30/2013	9/30/2013	Income	Transactions
Government	—	424,622	—	424,622	$4,653,852	$29,024	$—
Investment Grade	—	1,148,214	(196,092)	952,122	9,321,277	110,750	3,158
International
Opportunities Bond	—	948,734	(238,498)	710,236	6,995,824	59,019	17,629
Fund For Income	—	7,144,602	—	7,144,602	18,575,964	276,190	—
Equity Income	—	523,018	—	523,018	4,717,622	21,913	—
	—	10,189,190	(434,590)	9,754,600	$44,264,539	$496,896	$20,787

3. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trusts are officers of the Trusts’ investment adviser, FIMCO, their underwriter, First Investors Corporation (“FIC”) and their transfer agent, Administrative Data Management Corp. (“ADM”). Trustees of the Trusts who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended September 30, 2013, total trustees fees accrued by the Income Funds and Equity Funds amounted to $98,492 and $229,567, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the following rates:

Cash Management Fund—.50% of the Fund’s average daily net assets. For the year ended September 30, 2013, FIMCO has voluntarily waived $472,473 in advisory fees to limit the Fund’s overall expense ratio to .60% on Class A shares, 1.35% on Class B shares and .60% on Institutional Class shares. Also, FIMCO has voluntarily waived an additional $217,275 in advisory fees and assumed $457,985 of other Fund expenses to prevent a negative yield on the Fund’s shares.

Government and Investment Grade Funds—.66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the periods October 1, 2012 through May 31, 2013 and June 1, 2013 through September 30, 2013, FIMCO has voluntarily waived $440,946 in advisory fees to limit the advisory fee to .55% and .53%, respectively of Government Fund’s average daily net assets. For the year ended September 30, 2013, FIMCO has voluntarily waived $603,619 in advisory fees on Investment Grade Fund to limit the advisory fee to .55% of its average daily net assets.

201

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

Strategic Income Fund—.05% of the Fund’s average daily net assets. For the year ended September 30, 2013, FIMCO has waived, pursuant to an expense limitation agreement, $5,882 in advisory fees and assumed $89,546 in other expenses to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% and 1.00% on Class A shares and Advisor Class shares, respectively.

International Opportunities Bond Fund and Fund For Income—.75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2013, FIMCO has waived, pursuant to an expense limitation agreement, $368,364 in advisory fees to limit the International Opportunity Bond Fund’s overall expense ratio to 1.30% (exclusive of certain expenses) on Class A shares. For the year ended September 30, 2013, FIMCO has voluntarily waived $161,079 in advisory fees on Fund For Income to limit the advisory fee to .70% of its average daily net assets.

Total Return Fund—During the period October 1, 2012 through May 16, 2013, the rate was .75% on the first $300 million of the Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. Effective May 17, 2013, the rate was changed to .75% on the first $300 million of the Fund’s average daily net assets, .70% on the next $200 million, .65% on the next $500 million, .60% on the next $1 billion, declining by .05% on each $1 billion thereafter, down to .50% on average daily net assets over $3 billion.

Equity Income, Growth & Income, Select Growth, and Opportunity Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

Global Fund—.95% on the first $600 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. During the period May 17, 2013 through September 30, 2013, FIMCO has voluntarily waived $58,990 in advisory fees to limit the advisory fee to .90% of the Fund’s average daily net assets.

Special Situations Fund—1% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, and .64% on average daily

202

net assets over $1.5 billion. For the year ended September 30, 2013, FIMCO has voluntarily waived $311,343 in advisory fees to limit the advisory fee to .80% of the Fund’s average daily net assets.

International Fund—.98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion.

For the year ended September 30, 2013, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $12,034,638 and $32,256,788, respectively, of which $2,269,638 and $370,333, respectively, was voluntarily waived by FIMCO as noted above.

FIMCO has entered into an expense limitation agreement with the Strategic Income Fund (“SIF”) to limit SIF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on the Class A shares and 1.00% of the average daily net assets on Advisor Class shares. The agreement expires on April 3, 2014. For the period April 3, 2013 (commencement of operations) to September 30, 2013, FIMCO assumed $95,428 under the terms of the agreement. FIMCO and SIF have agreed that any expenses of SIF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by SIF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of SIF’s Class A shares and Advisor class shares to exceed the foregoing limits. The expense limitation agreement may be terminated or amended prior to April 3, 2014, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the International Opportunities Bond Fund (“IOBF”) to limit IOBF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on the Class A shares. The agreement expires on January 31, 2014. For the year ended September 30, 2013, FIMCO assumed $368,364, including $140,121 of offering expenses amortized in connection with the organization of IOBF under the terms of the agreement. FIMCO and IOBF have agreed that any expenses of IOBF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by IOBF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of IOBF’s Class A shares to exceed the foregoing limits. The expense limitation agreement may be terminated or amended

203

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

prior to January 31, 2014, with the approval of the Board. For the period August 20, 2012 (commencement of operations) to September 30, 2013, the total organizational expenses and expenses incurred in excess of the above stated limitation was $506,491.

For the year ended September 30, 2013, FIC, as underwriter, received from the Income Funds and Equity Funds $8,456,555 and $19,564,070, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $15,383 and $62,522, respectively, to other dealers. For the year ended September 30, 2013, shareholder servicing costs for the Income Funds and Equity Funds included $2,777,169 (of which $46,480 was voluntarily waived by ADM on the Cash Management Fund) and $6,921,595, respectively, in transfer agent fees accrued to ADM and $228,312 and $1,002,530, respectively, in retirement accounts custodian fees accrued to ADM.

ADM has entered into an agreement with the Funds to limit the transfer agency expenses for Advisor Class and Institutional Class shares to 0.20% and 0.05%, of the Advisor Class and Institutional Class shares average daily net assets, respectively. The agreement expires on May 1, 2014. ADM can be reimbursed by each Class within three years after the date the expense limitation has been made by ADM, provided that such repayment does not cause the transfer agency expenses of Advisor Class and Institutional Class shares to exceed the foregoing limits. The expense limitation may be terminated or amended prior to May 1, 2014, with the approval of the Board. For the year ended September 30, 2013, shareholder servicing costs of $111 and $278 on the Income Funds and Equity Funds, respectively, were waived by ADM on the Advisor Class and Institutional Class shares as noted above.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FIC a fee up to 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2013, total distribution plan fees accrued to FIC by the Income Funds and Equity Funds amounted to $5,074,739 and $13,271,707, respectively.

Brandywine Global Investment Management, LLC, serves as investment subadviser to International Opportunities Bond Fund. Muzinich & Co., Inc., serves as investment subadviser to Fund For Income. Wellington Management Company, LLP serves as

204

investment subadviser to Global Fund. Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. Paradigm Capital Management, Inc. served as investment subadviser to Special Situations Fund for the period October 1, 2012 through September 20, 2013. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2013, Investment Grade Fund held twenty-four 144A securities with an aggregate value of $86,539,494 representing 15.5% of the Fund’s net assets, International Opportunities Bond Fund held five 144A securities with an aggregate value of $4,294,235 representing 4.0% of the Fund’s net assets, Fund For Income held one hundred twenty-three 144A securities with an aggregate value of $241,999,504 representing 36.1% of the Fund’s net assets and Total Return Fund held twenty-one 144A securities with an aggregate value of $23,516,802 representing 3.5% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At September 30, 2013, Cash Management Fund held six Section 4(2) securities with an aggregate value of $30,490,304 representing 23.3% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. Derivatives—The Funds (other than the Cash Management and Strategic Income Funds) may invest in derivatives such as futures contracts (“futures contracts”) and options on futures contracts (“options”), to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government

205

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

During the year ended September 30, 2013, the Government and Investment Grade Funds participated in interest rate futures contracts. At September 30, 2013, the Funds had no open investments in futures contracts or options.

206

For the year ended September 30, 2013, the effect of derivative instruments in the Statements of Operations is as follows:

	Net Realized Gain (Loss	)
Fund	on Futures Contracts
Government	$3,234
Investment Grade	$(822)

6. High Yield Credit Risk—The investments of Fund For Income in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Foreign Exchange Contracts—The International Opportunities Bond Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Fund. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Fund’s assets.

The International Opportunities Bond Fund had the following foreign exchange contracts open at September 30, 2013:

Contracts to Buy						Unrealized
Foreign Currency			In Exchange for	Settlement Date		Gain
761,000,000	Chilean Peso	US $	1,491,501	10/17/13	US $	20,445
413,000,000	Chilean Peso		809,054	11/8/13		11,489
126,000,000	Chilean Peso		245,136	11/8/13		5,199
1,205,000,000	Chilean Peso		2,349,386	12/12/13		44,693
321,000,000	Indian Rupee		4,860,476	12/18/13		266,910
276,000,000	Hungarian Forint		1,209,200	12/18/13		46,834
			$10,964,753			$395,570

207

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

Contracts to Sell						Unrealized
Foreign Currency			In Exchange for	Settlement Date		Loss
13,890,000	Polish Zloty	US $	4,131,657	10/10/13	US $	(318,127)
2,646,000,000	Korean Won		2,332,179	10/18/13		(129,961)
1,050,000	Euro		1,388,536	11/7/13		(32,803)
12,780,000	Australian Dollar		11,458,636	11/12/13		(491,320)
2,293,000,000	Korean Won		2,044,219	11/15/13		(89,450)
4,900,000	New Zealand Dollar		4,008,273	1/17/14		(72,951)
			$25,363,500			$(1,134,612)
Net Unrealized Loss on Forward Currency Contracts						$(739,042)

Fair Value of Derivative Instruments—The fair value of derivative instruments on the International Opportunities Bond Fund as of September 30, 2013, was as follows:

	Assets Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments under	Statements of Assets		Statements of Assets
ASC 815	and Liabilities Location	Value	and Liabilities Location	Value
Foreign exchange contracts:	Unrealized appreciation		Unrealized depreciation
	of foreign exchange		of foreign exchange
	contracts	$395,570	contracts	$1,134,612

The effect of International Opportunities Bond Fund derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Gain
for as hedging instruments	on Foreign Exchange
under ASC 815	Transactions
Foreign exchange transactions		$627,726

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized Depreciation
for as hedging instruments	on Foreign Exchange
under ASC 815	Transactions
Foreign exchange transactions		$(739,042)

208

8. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated four classes of shares, Class A, Class B, Advisor Class and Institutional Class shares (each, a “Class”) except for Cash Management Fund which has only designated Class A, Class B and Institutional Class shares, Strategic Income Fund which has only designated Class A and Advisor Class shares and International Opportunities Bond Fund which has only designated Class A, Advisor Class and Institutional Class shares. Advisor Class and Institutional Class shares are new classes that have been added to the Trust. Institutional Class and Advisor Class shares were available for sale to the public in May 2013 and October 2013, respectively. Not all classes of share of each Fund may be available in all jurisdictions. Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. Cash Management Fund’s Class A, Class B and Institutional Class shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Trusts. The shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. There are no sales charges associated with the purchase of Advisor Class and Institutional Class shares. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

209

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

9. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2013 and September 30, 2012 were as follows:

	Year Ended September 30, 2013			Year Ended September 30, 2012
	Distributions			Distributions
	Declared from			Declared from
		Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
Fund	Income	Gain	Total	Income	Gain	Total
Government	$10,754,418	$—	$10,754,418	$12,155,577	$—	$12,155,577
Investment Grade	21,073,207	—	21,073,207	20,074,396	—	20,074,396
Strategic Income	321,814	—	321,814	—	—	—
International
Opportunities Bond	2,186,036	—	2,186,036	24,887	—	24,887
Fund For Income	37,031,243	—	37,031,243	35,665,019	—	35,665,019
Total Return	13,005,892	6,716,504	19,722,396	8,939,972	—	8,939,972
Equity Income	7,100,883	—	7,100,883	5,040,742	—	5,040,742
Growth & Income	16,710,427	—	16,710,427	9,129,438	—	9,129,438
Global	1,442,712	—	1,442,712	688,744	—	688,744
Opportunity	9,773,265	9,936,464	19,709,729	2,940,690	15,873,389	18,814,079
Special Situations	8,673,458	7,248,069	15,921,527	387,088	23,479,691	23,866,779
International	—	—	—	2,185,379	—	2,185,379

As of September 30, 2013, the components of distributable earnings (deficit) on a tax basis were as follows:

				Other		Total
	Undistributed	Undistributed	Capital	Accumulated	Unrealized	Distributable
	Ordinary	Capital	Losses	Gains	Appreciation	Earnings
Fund	Income	Gains	Carryover	(Losses )*	(Depreciation )	(Deficit )**
Government	$55,298	$—	$(7,061,305)	$(6,969,278)	$5,403,441	$(8,571,844)
Investment Grade	543,108	—	(13,584,806)	—	18,159,699	5,118,001
Strategic Income	45,746	—	—	—	(602,012)	(556,266)
International
Opportunities Bond	27,194	—	—	92,245	(3,683,381)	(3,563,942)
Fund For Income	63,951	—	(166,931,606)	—	5,822,357	(161,045,298)
Total Return	3,064,627	9,812,963	—	—	150,870,652	163,748,242
Equity Income	2,668,541	2,888,556	—	—	115,835,812	121,392,909
Growth & Income	16,848,185	37,636,903	—	—	544,316,344	598,801,432
Global	1,203,289	682,048	—	(59,701)	68,014,005	69,839,641
Select Growth	137,030	—	(31,245,713)	(90,101)	79,643,393	48,444,609
Opportunity	10,916,098	38,664,576	—	—	267,828,178	317,408,852
Special Situations	7,180,370	61,337,730	—	—	56,437,110	124,955,210
International	446,680	—	(26,152,463)	(128,516)	44,832,514	18,998,215

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* Other accumulated losses consist primarily of late loss deferral and post-October loss deferrals.

** Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales and amortization of bond premium and discounts.

For the year ended September 30, 2013, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities, tax equalization and redesignation of distributions.

		Undistributed	Accumulated
		Ordinary Income	Capital Gains
Fund	Capital Paid In	(Deficit )	(Losses )
Government	$—	$4,865,404	$(4,865,404)
Investment Grade	—	865,372	(865,372)
International Opportunities
Bond	(1,064)	1,745,555	(1,744,491)
Fund For Income	—	2,258,851	(2,258,851)
Total Return	—	938,685	(938,685)
Global	38,243	(55,154)	16,911
Opportunity	3,436,957	(222,582)	(3,214,375)
Special Situations	2,045,454	36,575	(2,082,029)
International	—	(135,870)	135,870

10. New Accounting Pronouncements—In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU No. 2013-01”). This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact of ASU 2013-01 will have on the financial statement disclosure.

11. Reorganization of Blue Chip Fund into Growth & Income Fund—On December 9, 2011, the Growth & Income Fund acquired all of the net assets of the Blue Chip Fund in connection with a tax-free reorganization that was approved by the Equity Funds’ Board of Trustees. The Growth & Income Fund issued 25,233,878 Class A shares and 715,868 Class B shares to the Blue Chip Fund in connection with

211

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2013

the reorganization. In return, it received net assets of $373,986,545 from the Blue Chip Fund (which included $31,271,862 of unrealized appreciation and $17,652,665 of accumulated net realized losses). The Growth & Income Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Growth & Income Fund and Blue Chip Fund immediately before the acquisition were $1,106,393,661 consisting of, with respect to Growth & Income Fund, $732,407,116 ($712,314,779 Class A and $20,092,337 Class B) and, with respect to Blue Chip Fund, $373,986,545 ($364,273,402 Class A and $9,713,143 Class B).

12. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company's LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. This suit has been removed to the United States District Court for the Southern District of New York and consolidated with other substantially similar suits against other former Tribune shareholders. The Bondholder Plaintiffs also seek to recover payments of the proceeds of the LBO. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). That suit was also initially filed in the Supreme Court of New York but later removed and consolidated in the Southern District of New York with the other Tribune suits. As

212

with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. The extent of the Funds' potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $1,526,566 in connection with the LBO, representing 0.31% of its net assets as of September 30, 2013. The Blue Chip Fund received proceeds of $790,772 in connection with the LBO, representing 0.05% of the net assets of Growth & Income Fund as of September 30, 2013. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

13. New Fund—On December 13, 2012, the Board approved the establishment of a new series of the First Investors Income Funds, First Investors Floating Rate Fund (the “Floating Rate Fund”). The Floating Rate Fund is registered under the Investment Company Act of 1940 as a diversified fund and is authorized to issue an unlimited number of shares of beneficial interest of Class A, Advisor Class and Institutional Class. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and/or bonds. The investment objective of the Fund is to seek a high level of current income. The Fund commenced operations on October 21, 2013.

14. Subsequent Events—Subsequent events occurring after September 30, 2013 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

213

Financial Highlights
FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30, except as otherwise indicated.

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions														Ratio to Average Net
		Investment Operations			from								Ratio to Average						Assets Before Expenses
	Net Asset		Net Realized					Net Asset					Net Assets**						Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Net				Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Investment				Investment	Turnover
	of Period	Income	Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands	)	Credits		Credits	(a)	Income		Expenses	(a)	Income (Loss )	Rate
CASH MANAGEMENT FUND
Class A
2009	$ 1.00	$.005	—	$.005	$.005	—	$.005	$ 1.00	0.54%		$172,336.71%				.71%		.58%		1.03%		.26%	N/A
2010	1.00	—	—	—	—	—	—	1.00	0.00		134,103.30				.30		.00		1.08		(.78)	N/A
2011	1.00	—	—	—	—	—	—	1.00	0.00		148,171.17				.17		.00		1.06		(.89)	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.00		135,028.12				.12		.00		1.02		(.90)	N/A
2013	1.00	—	—	—	—	—	—	1.00	0.00		130,272.11				.11		.00		.97		(.86)	N/A
Class B
2009	1.00	.001	—	.001	.001	—	.001	1.00	0.14		3,430		1.13		1.13		.16		1.78		(.49)	N/A
2010	1.00	—	—	—	—	—	—	1.00	0.00		1,739.30				.30		.00		1.83		(1.53)	N/A
2011	1.00	—	—	—	—	—	—	1.00	0.00		1,519.17				.17		.00		1.81		(1.64)	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.00		896.12				.12		.00		1.77		(1.65)	N/A
2013	1.00	—	—	—	—	—	—	1.00	0.00		571.12				.12		.00		1.72		(1.60)	N/A
Institutional Class
2013▪	1.00	—	—	—	—	—	—	1.00	0.00	†	1.15			††	.15	††	.00	††	2.60	††	(2.45)††	N/A
GOVERNMENT FUND
Class A
2009	$10.76	$ .47	$ .44	$ .91	$ .47	—	$ .47	$11.20	8.59%		$286,844		1.10%		1.10%		4.03%		1.26%		3.87%	43%
2010	11.20	.43	.16	.59	.43	—	.43	11.36	5.39		325,979		1.13		1.13		3.44		1.24		3.33	42
2011	11.36	.36	.28	.64	.41	—	.41	11.59	5.73		346,828		1.12		1.12		3.12		1.23		3.01	35
2012	11.59	.27	.04	.31	.38	—	.38	11.52	2.71		382,064		1.10		1.10		2.28		1.21		2.17	36
2013	11.52	.17	(.43)	(.26)	.32	—	.32	10.94	(2.29)		355,264		1.10		1.10		1.57		1.21		1.46	101
Class B
2009	10.76	.39	.43	.82	.39	—	.39	11.19	7.75		13,131		1.80		1.80		3.33		1.96		3.17	43
2010	11.19	.35	.17	.52	.36	—	.36	11.35	4.70		10,860		1.83		1.83		2.74		1.94		2.63	42
2011	11.35	.26	.29	.55	.33	—	.33	11.57	4.94		7,284		1.82		1.82		2.42		1.93		2.31	35
2012	11.57	.17	.07	.24	.30	—	.30	11.51	2.11		6,393		1.80		1.80		1.59		1.91		1.47	36
2013	11.51	.07	(.42)	(.35)	.24	—	.24	10.92	(3.06)		4,717		1.84		1.84		.82		1.95		.71	101
Advisor Class
2013▪	11.29	.10	(.30)	(.20)	.15	—	.15	10.94	(1.75	)†	1.95			††	.95	††	1.68	††	5.17	††	(2.54)††	101
Institutional Class
2013▪	11.29	.14	(.31)	(.17)	.16	—	.16	10.96	(1.54	)†	4,656.68			††	.68	††	2.14	††	.81	††	2.01 ††	101

214	215

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset									Net				Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Investment				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Income				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands	)	Credits		Credits	(a)	(Loss	)	Expenses	(a)	(Loss	)	Rate
INVESTMENT GRADE FUND
Class A
2009	$ 8.23	$.49		$ .85	$1.34	$.47	—	$.47	$ 9.10	17.06%		$325,316		1.10%		1.10%		5.29%		1.27%		5.12%		79%
2010	9.10	.44		.72	1.16	.45	—	.45	9.81	13.09		404,841		1.12		1.12		4.75		1.23		4.64		56
2011	9.81	.40		(.16)	.24	.43	—	.43	9.62	2.48		437,094		1.11		1.11		3.94		1.22		3.83		34
2012	9.62	.38		.68	1.06	.41	—	.41	10.27	11.22		531,896		1.08		1.08		3.54		1.19		3.43		40
2013	10.27	.35		(.46)	(.11)	.38	—	.38	9.78	(1.10)		543,955		1.07		1.07		3.20		1.18		3.09		33
Class B
2009	8.22	.44		.85	1.29	.40	—	.40	9.11	16.35		16,370		1.80		1.80		4.59		1.97		4.42		79
2010	9.11	.39		.70	1.09	.39	—	.39	9.81	12.20		13,855		1.82		1.82		4.05		1.93		3.94		56
2011	9.81	.33		(.16)	.17	.36	—	.36	9.62	1.81		9,976		1.81		1.81		3.24		1.92		3.13		34
2012	9.62	.32		.66	.98	.34	—	.34	10.26	10.41		8,036		1.78		1.78		2.84		1.89		2.74		40
2013	10.26	.27		(.45)	(.18)	.32	—	.32	9.76	(1.82)		6,161		1.84		1.84		2.42		1.94		2.32		33
Advisor Class
2013▪	10.23	.08		(.34)	(.26)	.19	—	.19	9.78	(2.53	)†	1.95			††	.95	††	2.64	††	5.17	††	(1.58	)††	33
Institutional Class
2013▪	10.23	.14		(.38)	(.24)	.20	—	.20	9.79	(2.37	)†	9,326.66			††	.66	††	3.06	††	.77	††	2.95	††	33
STRATEGIC INCOME FUND
Class A
2013♦	$10.00	$.14	◄	$(.23)	$(.09)	$.13	—	$.13	$ 9.78	(.87	)%†	$ 47,344		1.30	%††►	1.30	%††►	2.88	%††◄	2.10	%††►	2.08	%††◄	19%
Advisor Class
2013♦	10.00	.14	◄	(.22)	(.08)	.15	—	.15	9.77	(.79	)†	1		1.00	††►	1.00	††►	2.89	††◄	14.79	††►	(10.90	)††◄	19
INTERNATIONAL OPPORTUNITIES BOND FUND
Class A
2012▲	$10.00	$.01		$ .23	$ .24	$.02	$—	$.02	$10.22	2.35	%†	$ 19,563		1.30	%††	1.30	%††	1.10	%††	9.76	%††	(6.12	)%††	5%
2013	10.22	.25		(.32)	(.07)	.30	.01	.31	9.84	(.72)		99,161		1.30		1.30		.68		1.83		.15		53
Advisor Class
2013▪	10.23	.08		(.31)	(.23)	.15	—	.15	9.85	(2.26	)†	1		1.07	††	1.07	††	(1.43	)††	5.23	††	(5.59	)††	53
Institutional Class
2013▪	10.23	.12		(.35)	(.23)	.15	—	.15	9.85	(2.26	)†	6,998.96			††	.96	††	(1.31	)††	.96	††	(1.31	)††	53

216	217

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions														Ratio to Average Net
		Investment Operations			from								Ratio to Average						Assets Before Expenses
	Net Asset		Net Realized					Net Asset					Net Assets**						Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income	Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands	)	Credits		Credits	(a)	Income		Expenses	(a)	Income		Rate
FUND FOR INCOME
Class A
2009	$2.45	$.20	$(.13)	$.07	$.20	—	$.20	$2.32	4.28%		$438,248		1.38%		1.38%		9.10%		1.42%		9.06		73%
2010	2.32	.17	.18	.35	.18	—	.18	2.49	15.68		504,507		1.29		1.29		7.32		1.33		7.28		78
2011	2.49	.17	(.14)	.03	.17	—	.17	2.35	1.00		504,839		1.27		1.27		6.43		1.30		6.40		75
2012	2.35	.16	.25	.41	.16	—	.16	2.60	17.79		602,370		1.26		1.26		6.01		1.29		5.98		54
2013	2.60	.15	(.01)	.14	.15	—	.15	2.59	5.55		647,603		1.23		1.23		5.17		1.25		5.15		60
Class B
2009	2.45	.19	(.13)	.06	.18	—	.18	2.33	3.75		11,699		2.08		2.08		8.40		2.12		8.36		73
2010	2.33	.16	.16	.32	.16	—	.16	2.49	14.43		10,891		1.99		1.99		6.62		2.03		6.58		78
2011	2.49	.15	(.13)	.02	.16	—	.16	2.35	.38		7,580		1.97		1.97		5.75		2.00		5.72		75
2012	2.35	.13	.26	.39	.14	—	.14	2.60	17.01		5,659		1.96		1.96		5.31		1.99		5.28		54
2013	2.60	.13	(.01)	.12	.13	—	.13	2.59	4.84		5,001		1.99		1.99		4.42		2.01		4.40		60
Advisor Class
2013▪	2.66	.06	(.05)	.01	.08	—	.08	2.59	.23	†	1		1.03	††	1.03	††	4.59	††	5.13	††	.49	††	60
Institutional Class
2013▪	2.66	.03	(.01)	.02	.08	—	.08	2.60	.66	†	18,575.81			††	.81	††	4.93	††	.83	††	4.91	††	60

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
▪	For the period April 1, 2013 (commencement of operations) to September 30, 2013.
♦	For the period April 3, 2013 (commencement of operations) to September 30, 2013.
◄	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
►	Does not include expenses of the investment companies in which the Fund invests.
▲	For the period August 20, 2012 (commencement of operations) to September 30, 2012.
†	Not annualized
††	Annualized
(a)	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).

218	See notes to financial statements	219

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30, except as otherwise indicated.

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
					Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations			from								Net Assets**						Waived or Assumed
	Net Asset		Net Realized					Net Asset													Net
	Value,	Net	and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income	Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands	)	Credits		Credits	(a)	Income		Expenses	(a)	(Loss	)	Rate
TOTAL RETURN FUND
Class A
2009	$13.24	$.30	$ .03	$ .33	$.32	$—	$.32	$13.25	2.77%		$315,612		1.43%		1.43%		2.35%		N/A		N/A		53%
2010	13.25	.28	.95	1.23	.29	—	.29	14.19	9.38		360,843		1.37		1.37		2.02		N/A		N/A		40
2011	14.19	.31	(.06)	.25	.34	—	.34	14.10	1.65		384,720		1.33		1.33		1.97		N/A		N/A		36
2012	14.10	.30	2.71	3.01	.30	—	.30	16.81	21.46		532,551		1.32		1.32		1.79		N/A		N/A		32
2013	16.81	.27	1.99	2.26	.34	.24	.58	18.49	13.77		664,054		1.26		1.26		1.45		N/A		N/A		32
Class B
2009	13.03	.21	.03	.24	.23	—	.23	13.04	2.10		20,575		2.13		2.13		1.65		N/A		N/A		53
2010	13.04	.18	.94	1.12	.20	—	.20	13.96	8.62		16,982		2.07		2.07		1.32		N/A		N/A		40
2011	13.96	.19	(.04)	.15	.23	—	.23	13.88	1.01		12,961		2.03		2.03		1.30		N/A		N/A		36
2012	13.88	.18	2.65	2.83	.18	—	.18	16.53	20.49		10,872		2.02		2.02		1.09		N/A		N/A		32
2013	16.53	.15	1.95	2.10	.22	.24	.46	18.17	12.98		10,207		2.01		2.01		.71		N/A		N/A		32
Advisor Class
2013▪	17.62	.09	.95	1.04	.17	—	.17	18.49	5.89	†	1		1.01	††	1.01	††	1.40	††	4.76	%††	(2.35	)%††	32
Institutional Class
2013▪	17.62	.10	.95	1.05	.17	—	.17	18.50	5.98	†	1.82			††	.82	††	1.48	††	4.35	††	(2.05	)††	32
EQUITY INCOME(b)
Class A
2009	$ 6.65	$.11	$(.64)	$(.53)	$.11	—	$.11	$ 6.01	(7.81)%		$308,402		1.48%		1.48%		2.14%		N/A		N/A		15%
2010	6.01	.09	.49	.58	.09	—	.09	6.50	9.76		335,725		1.38		1.38		1.45		N/A		N/A		21
2011	6.50	.11	(.30)	(.19)	.11	—	.11	6.20	(3.12)		317,550		1.35		1.35		1.60		N/A		N/A		29
2012	6.20	.13	1.44	1.57	.10	—	.10	7.67	25.36		392,001		1.33		1.33		1.75		N/A		N/A		38
2013	7.67	.14	1.32	1.46	.14	—	.14	8.99	19.14		475,422		1.28		1.28		1.66		N/A		N/A		32
Class B
2009	6.55	.08	(.64)	(.56)	.07	—	.07	5.92	(8.43)		12,419		2.18		2.18		1.44		N/A		N/A		15
2010	5.92	.05	.48	.53	.05	—	.05	6.40	8.97		11,133		2.08		2.08		.75		N/A		N/A		21
2011	6.40	.06	(.30)	(.24)	.06	—	.06	6.10	(3.87)		7,947		2.05		2.05		.90		N/A		N/A		29
2012	6.10	.08	1.42	1.50	.05	—	.05	7.55	24.56		6,939		2.03		2.03		1.02		N/A		N/A		38
2013	7.55	.09	1.28	1.37	.08	—	.08	8.84	18.21		6,337		2.05		2.05		.90		N/A		N/A		32
Advisor Class
2013▪	8.40	.08	.58	.66	.07	—	.07	8.99	7.87	†	1		1.01	††	1.01	††	1.78	††	4.68	%††	(1.89	)%††	32
Institutional Class
2013▪	8.40	.04	.63	.67	.05	—	.05	9.02	7.95	†	4,717.86			††	.86	††	1.74	††	.86	††	1.74	††	32

220	221

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions													Ratio to Average Net
		Investment Operations			from								Ratio to Average					Assets Before Expenses
	Net Asset	Net	Net Realized				Distributions		Net Asset				Net Assets**					Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net	in Excess of		Value,		Net Assets		Net Expenses		Net Expenses		Net			Net		Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Net Investment	Total	End of	Total	End of Year		After Fee		Before Fee		Investment			Investment		Turnover
	of Period	(Loss )	Investments	Operations	Income	Gain	Income	Distributions	Year	Return *	(in thousands	)	Credits		Credits	(a)	Income (Loss )	Expenses	(a)	Income (Loss	)	Rate
GROWTH & INCOME FUND
Class A
2009	$13.00	$ .09	$(1.02)	$(.93)	$.14	$.02	—	$.16	$11.91	(6.93)%	$577,801		1.51%		1.51%		.90%	N/A		N/A		26%
2010	11.91	.09	.98	1.07	.07	—	—	.07	12.91	9.01	626,370		1.39		1.39		.68	N/A		N/A		25
2011	12.91	.19	(.14)	.05	.18	—	—	.18	12.78	.25	625,562		1.34		1.34		1.33	N/A		N/A		24
2012	12.78	.21	3.81	4.02	.14	—	—	.14	16.66	31.60	1,225,684		1.29		1.29		1.35	N/A		N/A		22
2013	16.66	.20	3.90	4.10	.22	—	—	.22	20.54	24.86	1,538,582		1.22		1.22		1.11	N/A		N/A		20
Class B
2009	12.30	.01	(.97)	(.96)	.10	.02	—	.12	11.22	(7.59)	30,490		2.21		2.21		.20	N/A		N/A		26
2010	11.22	(.03)	.95	.92	—	—	—	—	12.14	8.23	26,160		2.09		2.09		(.02)	N/A		N/A		25
2011	12.14	.08	(.12)	(.04)	.09	—	—	.09	12.01	(.44)	19,635		2.04		2.04		.66	N/A		N/A		24
2012	12.01	.10	3.58	3.68	.05	—	—	.05	15.64	30.71	27,306		1.99		1.99		.63	N/A		N/A		22
2013	15.64	.06	3.67	3.73	.11	—	—	.11	19.26	24.02	27,762		1.96		1.96		.37	N/A		N/A		20
Advisor Class
2013▪	18.49	.13	2.00	2.13	.08	—	—	.08	20.54	11.53 †	1.97			††	.97	††	1.31 ††	4.60	%††	(2.32	)%††	20
Institutional Class
2013▪	18.49	.15	2.00	2.15	.09	—	—	.09	20.55	11.64 †	1.78			††	.78	††	1.50 ††	4.19	††	(1.91	)††	20
GLOBAL FUND
Class A
2009	$ 5.75	$ .02	$ —	$ .02	$.02	—	$.02	$.04	$ 5.73	.53%	$249,206		1.90%		1.90%		.38%	1.93%		.35%		141%
2010	5.73	—	.42	.42	.01	—	—	.01	6.14	7.33	269,075		1.72		1.72		.04	1.75		.01		92
2011	6.14	.01	(.61)	(.60)	—	—	—	—	5.54	(9.77)	241,494		1.67		1.67		.18	1.70		.15		103
2012	5.54	.03	1.24	1.27	.02	—	—	.02	6.79	22.88	283,328		1.68		1.69		.44	1.70		.42		94
2013	6.79	.05	1.20	1.25	.03	—	—	.03	8.01	18.56	317,329		1.60		1.61		.66	1.62		.65		92
Class B
2009	5.09	(.03)	—	(.03)	.01	—	.02	.03	5.03	(.37)	7,339		2.60		2.60		(.32)	2.63		(.35)		141
2010	5.03	(.06)	.39	.33	—	—	—	—	5.36	6.56	6,551		2.42		2.42		(.66)	2.45		(.69)		92
2011	5.36	(.09)	(.46)	(.55)	—	—	—	—	4.81	(10.26)	4,515		2.37		2.37		(.55)	2.40		(.58)		103
2012	4.81	(.09)	1.15	1.06	.01	—	—	.01	5.86	21.99	4,388		2.38		2.39		(.27)	2.40		(.29)		94
2013	5.86	(.07)	1.09	1.02	.02	—	—	.02	6.86	17.55	4,419		2.36		2.36		(.10)	2.38		(.12)		92
Advisor Class
2013▪	7.28	.06	.67	.73	—	—	—	—	8.01	10.03 †	1		1.27	††	1.27	††	1.46 ††	4.88	††	(2.15	)††	92
Institutional Class
2013▪	7.28	.06	.68	.74	—	—	—	—	8.02	10.17 †	1		1.14	††	1.14	††	1.55 ††	4.59	††	(1.90	)††	92

222	223

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
																		Ratio to Average Net
					Less Distributions								Ratio to Average					Assets Before Expenses
		Investment Operations			from								Net Assets**					Waived or Assumed
	Net Asset	Net	Net Realized					Net Asset									Net
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Investment			Net		Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Income			Investment		Turnover
	of Period	(Loss )	Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands	)	Credits		Credits	(a)	(Loss )	Expenses	(a)	Loss		Rate
SELECT GROWTH FUND
Class A
2009	$ 6.69	$(.02)	$(1.34)	$(1.36)	—	—	—	$ 5.33	(20.33)%		$169,930		1.67%		1.67%		(.51)%	N/A		N/A		120%
2010	5.33	(.03)	.49	.46	—	—	—	5.79	8.63		183,556		1.56		1.56		(.48)	N/A		N/A		98
2011	5.79	(.02)	.54	.52	—	—	—	6.31	8.98		203,243		1.45		1.45		(.28)	N/A		N/A		62
2012	6.31	(.03)	1.70	1.67	—	—	—	7.98	26.47		271,019		1.42		1.42		(.35)	N/A		N/A		53
2013	7.98	.02	1.24	1.26	—	—	—	9.24	15.79		315,833		1.35		1.35		.25	N/A		N/A		71
Class B
2009	6.25	(.06)	(1.25)	(1.31)	—	—	—	4.94	(20.96)		10,495		2.37		2.37		(1.21)	N/A		N/A		120
2010	4.94	(.07)	.46	.39	—	—	—	5.33	7.90		8,423		2.26		2.26		(1.18)	N/A		N/A		98
2011	5.33	(.07)	.51	.44	—	—	—	5.77	8.26		6,692		2.15		2.15		(.98)	N/A		N/A		62
2012	5.77	(.09)	1.57	1.48	—	—	—	7.25	25.65		5,853		2.12		2.12		(1.07)	N/A		N/A		53
2013	7.25	(.06)	1.15	1.09	—	—	—	8.34	15.03		5,308		2.10		2.10		(.48)	N/A		N/A		71
Advisor Class
2013▪	8.46	.01	.79	.80	—	—	—	9.26	9.46	†	1		1.02	††	1.02	††	.25 ††	4.63	%††	(3.36	)%††	71
Institutional Class
2013▪	8.46	.02	.79	.81	—	—	—	9.27	9.57	†	1.89			††	.89	††	.39 ††	4.32	††	(3.04	)††	71
OPPORTUNITY FUND
Class A
2009	$22.99	$ .01	$(1.61)	$(1.60)	$ —	$.63	$.63	$20.76	(6.24)%		$355,324		1.58%		1.58%		.09%	N/A		N/A		35%
2010	20.76	.05	2.65	2.70	—	—	—	23.46	13.01		402,117		1.44		1.44		.24	N/A		N/A		40
2011	23.46	.17	.49	.66	.05	—	.05	24.07	2.77		415,392		1.36		1.36		.62	N/A		N/A		37
2012	24.07	.26	6.10	6.36	.17	.89	1.06	29.37	26.99		529,886		1.35		1.35		.94	N/A		N/A		36
2013	29.37	.18	9.64	9.82	.26	.80	1.06	38.13	34.47		726,942		1.28		1.28		.56	N/A		N/A		40
Class B
2009	20.41	(.10)	(1.47)	(1.57)	—	.63	.63	18.21	(6.90)		23,121		2.28		2.28		(.61)	N/A		N/A		35
2010	18.21	(.14)	2.37	2.23	—	—	—	20.44	12.25		20,130		2.14		2.14		(.52)	N/A		N/A		40
2011	20.44	(.10)	.52	.42	.01	—	.01	20.85	2.04		15,025		2.06		2.06		(.04)	N/A		N/A		37
2012	20.85	.01	5.31	5.32	.13	.89	1.02	25.15	26.12		13,129		2.05		2.05		.15	N/A		N/A		36
2013	25.15	(.12)	8.26	8.14	.22	.80	1.02	32.27	33.49		13,677		2.02		2.02		(.18)	N/A		N/A		40
Advisor Class
2013▪	33.13	.16	4.89	5.05	—	—	—	38.18	15.24	†	1.98			††	.98	††	.91 ††	4.48	%††	(2.59	)%††	40
Institutional Class
2013▪	33.13	.19	4.89	5.08	—	—	—	38.21	15.33	†	1.85			††	.85	††	1.06 ††	4.17	††	(2.26	)††	40

224	225

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
																	Ratio to Average Net
					Less Distributions							Ratio to Average					Assets Before Expenses
		Investment Operations			from							Net Assets**					Waived or Assumed
	Net Asset	Net	Net Realized					Net Asset								Net			Net
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets		Net Expenses		Net Expenses		Investment			Investment	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year		After Fee		Before Fee		Income			Income	Turnover
	of Period	(Loss )	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in thousands	)	Credits		Credits	(a)	(Loss )	Expenses	(a)	(Loss )	Rate
SPECIAL SITUATIONS FUND
Class A
2009	$20.15	$ .03	$(1.23)	$(1.20)	$.02	$.53	$.55	$18.40	(5.28)%	$246,063		1.64%		1.64%		.22%	1.82%		.04%	55%
2010	18.40	(.05)	2.31	2.26	—	—	—	20.66	12.28	274,074		1.52		1.52		(.28)	1.65		(.41)	64
2011	20.66	.03	1.03	1.06	—	—	—	21.72	5.13	285,220		1.44		1.44		.13	1.54		.03	73
2012	21.72	.01	4.46	4.47	.03	1.76	1.79	24.40	21.19	342,939		1.43		1.43		.03	1.53		(.07)	41
2013	24.40	.11	4.68	4.79	.12	1.00	1.12	28.07	20.47	412,102		1.39		1.39		.42	1.47		.34	110
Class B
2009	17.81	(.10)	(1.09)	(1.19)	—	.53	.53	16.09	(5.99)	8,856		2.34		2.34		(.48)	2.52		(.66)	55
2010	16.09	(.25)	2.11	1.86	—	—	—	17.95	11.56	7,577		2.22		2.22		(.94)	2.35		(1.07)	64
2011	17.95	(.13)	.92	.79	—	—	—	18.74	4.40	5,884		2.14		2.14		(.55)	2.24		(.65)	73
2012	18.74	(.15)	3.84	3.69	—	1.76	1.76	20.67	20.33	5,085		2.13		2.13		(.67)	2.23		(.77)	41
2013	20.67	(.10)	3.96	3.86	.08	1.00	1.08	23.45	19.62	4,932		2.13		2.13		(.29)	2.21		(.37)	110
Advisor Class
2013▪	25.71	.01	2.37	2.38	—	—	—	28.09	9.26 †	1		1.16	††	1.16	††	.08 ††	4.82	††	(3.58)††	110
Institutional Class
2013▪	25.71	.06	2.37	2.43	—	—	—	28.14	9.45 †	1.84			††	.84	††	.42 ††	4.43	††	(3.17)††	110
INTERNATIONAL FUND
Class A
2009	$ 9.48	$ .29	$ (.74)	$ (.45)	$.13	—	$.13	$ 8.90	(4.52)%	$107,645		2.20%		2.20%		1.16%	N/A		N/A	60%
2010	8.90	.15	1.15	1.30	.02	—	.02	10.18	14.63	129,570		1.97		1.97		1.33	N/A		N/A	32
2011	10.18	.12	(.59)	(.47)	.17	—	.17	9.54	(4.70)	128,479		1.88		1.88		1.20	N/A		N/A	30
2012	9.54	.10	2.20	2.30	.16	—	.16	11.68	24.34	165,797		1.82		1.82		.86	N/A		N/A	41
2013	11.68	.04	.81	.85	—	—	—	12.53	7.28	215,873		1.71		1.71		.34	N/A		N/A	31
Class B
2009	9.33	.22	(.72)	(.50)	.12	—	.12	8.71	(5.19)	3,401		2.90		2.90		.46	N/A		N/A	60
2010	8.71	.08	1.12	1.20	—	—	—	9.91	13.78	3,569		2.67		2.67		.59	N/A		N/A	32
2011	9.91	.01	(.52)	(.51)	.16	—	.16	9.24	(5.30)	2,983		2.58		2.58		.30	N/A		N/A	30
2012	9.24	(.04)	2.19	2.15	.14	—	.14	11.25	23.50	3,328		2.52		2.52		(.02)	N/A		N/A	41
2013	11.25	(.11)	.84	.73	—	—	—	11.98	6.49	3,200		2.46		2.46		(.45)	N/A		N/A	31
Advisor Class
2013▪	12.79	.06	(.30)	(.24)	—	—	—	12.55	(1.88)†	1		1.45	††	1.45	††	.97 ††	5.30	%††	2.88%††	31
Institutional Class
2013▪	12.79	.08	(.31)	(.23)	—	—	—	12.56	(1.80)†	1		1.19	††	1.19	††	1.23 ††	4.84	††	(2.42)††	31

*	Calculated without sales charges.	▪	For the period April 1, 2013 (commencement of operations) to September 30, 2013.
**	Net of expenses waived or assumed (Note 3).	(a)	The ratios do not include a reduction of expenses from cash balances maintained with the
†	Not annualized		custodian or from brokerage service arrangements (Note 1G).
††	Annualized	(b)	Prior to September 4, 2012, known as Value Fund.

226	See notes to financial statements	227

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund and Fund For Income (each a series of First Investors Income Funds), and the Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund (each a series of First Investors Equity Funds), as of September 30, 2013, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

228

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund, Fund For Income, Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund, as of September 30, 2013, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 26, 2013

229

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS INCOME FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreement with Muzinich & Co., Inc.

The First Investors Income Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-adviser, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (or sub-advisory agreement, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (or sub-advisory agreement, as applicable). The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s advisory agreement (or sub-advisory agreement, as applicable), including the services and support provided to each fund and its shareholders.

On April 18, 2013 (the “April Meeting”), the Independent Trustees met in person with First Investors Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (or sub-advisory agreement, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the advisory agreement (or sub-advisory agreement, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the advisory agreement (or sub-advisory agreement, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 16, 2013 (the “May Meeting”).

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Government Fund, Investment Grade Fund, Fund For Income and Cash

230

Management Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) with Muzinich & Co., Inc. (“Muzinich”) with respect to the Fund For Income.

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreement for the Fund For Income, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreement for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by representatives of FIMCO and Muzinich and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds including, as applicable, oversight services with respect to the sub-adviser; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets, more aggressively marketing the Funds and taking steps wherever possible to reduce expenses and improve performance of the Funds. In addition to evaluating, among other things,

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the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Muzinich furnished, and the Board reviewed, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by Muzinich to the Fund For Income; (2) the sub-advisory fee rates charged by Muzinich and a comparison of those fee rates to the fee rates of Muzinich for providing advisory services to other investment companies or accounts with an investment mandate similar to the Fund For Income; (3) profitability and/or financial information provided by Muzinich; and (4) any “fall out” or ancillary benefits accruing to Muzinich as a result of the relationship with the Fund For Income.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreement for the Fund For Income were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreement. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and the Sub-Advisory Agreement with Muzinich.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund

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complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes. The Board noted that FIMCO provides not only advisory services but historically has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Muzinich to the Fund For Income. The Board considered Muzinich’s investment management process in managing the Fund For Income and the experience and capability of its personnel responsible for the portfolio

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management of the Fund For Income. The Board also considered information regarding the resources and staffing in place with respect to the services provided by Muzinich.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the Fund For Income by Muzinich were consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable, and supported approval of the Advisory Agreement and Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2013 (the “year-to-date period”). The Board also reviewed the annual yield of each Fund for each of the past five calendar years. With regard to the performance and yield information, the Board considered the performance and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that the Fund For Income and Investment Grade Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. The Board also noted that the yield for the Investment Grade Fund and Government Fund for each of the past five calendar years fell within one of the top three quintiles, the yield for the Fund For Income for three of the past five calendar years fell within one of the top three quintiles and the yield for the Cash Management Fund fell within one of the top three quintiles for one of the past five calendar years. Moreover, the Board considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers. The Trustees also considered that, in the current market and interest-rate environment, comparative information regarding performance and fees of money market funds such as the Cash Management Fund is of relatively limited utility.

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Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreement for the Fund For Income.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that FIMCO informed the Board that it intends to: (i) extend, on a voluntary basis, the existing total expense cap limitation for the Cash Management Fund until May 31, 2014; and (ii) extend, on a voluntary basis, the existing management fee caps for the Fund For Income, Government Fund and Investment Grade Fund until May 31, 2014. The Board also considered that FIMCO agreed to an additional waiver of two basis points on the Government Fund until at least December 31, 2013, with such waiver remaining in place until May 31, 2014 if the Fund’s performance is below the median of its Peer Group as of December 31, 2013. The Board also considered that, with respect to the Cash Management Fund, FIMCO was waiving 100% of its management fees and reimbursing a portion of other expenses to avoid a negative return for shareholders due to the extraordinarily low interest rate environment.

In considering the sub-advisory fee rates charged by and costs and profitability of Muzinich with regard to the Fund For Income, the Board noted that FIMCO pays Muzinich a sub-advisory fee from its own advisory fee rather than the Fund paying Muzinich a fee directly. Muzinich provided, and the Board reviewed, information comparing the fees charged by Muzinich for services to the Fund For Income versus the fee rates of Muzinich for providing advisory services to other comparable investment companies or accounts. Based on a review of this information, the Board noted that the fees charged by Muzinich for services to the Fund For Income

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appeared competitive to the fees Muzinich charges to its other comparable investment companies or accounts.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (ii) overall Fund expenses cover certain check-writing and wiring privileges for Cash Management Fund shareholders at no additional cost; (iii) the average account size of many of the First Investors funds is small by comparison to the industry average account size; and (iv) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also considered that the Funds will begin charging retirement custodial fees at the individual shareholder level rather than being paid by the Funds going forward and that this would result in total expenses of each Fund being reduced by several basis points. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2012, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the

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Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds. Based on the information provided, the Board also noted that FIMCO operates the Cash Management Fund at a loss. The Board also considered the profitability and/or financial information provided by Muzinich.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Cash Management Fund, includes breakpoints to account for management economies of scale. With respect to the Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO and Muzinich as a result of their relationship with the Funds. The Board considered the profits earned or losses incurred by ADM and the income received by FIC as a result of FIMCO’s management of the First Investors funds. The Board also considered the fact that Muzinich does not engage in any soft dollar arrangements.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement with Muzinich.

Consideration of the Investment Advisory Agreement and the Sub-Advisory Agreement with Muzinich & Co., Inc. with respect to the First Investors Floating Rate Fund

At the May 16, 2013 meeting (the “May Meeting”) of the Board of Trustees (the “Board”) of the First Investors Income Funds (the “Trust”), the Board, including a majority of the Independent Trustees, discussed and approved, for the new First Investors Floating Rate Fund (the “New Fund”), the investment advisory agreement (the “Advisory Agreement”) with First Investors Management Company, Inc. (“FIMCO”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Muzinich & Co., Inc. (“Muzinich,” and together with FIMCO, the “Advisers”).

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The Trustees were provided with detailed materials relating to the New Fund and Advisers in advance of and at the May Meeting. The material factors and conclusions that formed the basis for the approval of the Advisory Agreement and Sub-Advisory Agreement are discussed below. In addition, the Trustees met in person with FIMCO, Muzinich, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to receive information on, and discuss the approval of, the Advisory Agreement and Sub-Advisory Agreement.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, Muzinich’s past performance, Muzinich’s personnel that would be serving the New Fund, and prevailing market conditions. In evaluating the Advisory Agreement and Sub-Advisory Agreement, the Trustees also reviewed information provided by the Advisers, including the terms of such Agreements and information regarding fee arrangements, including the structure of the advisory and sub-advisory fees, that FIMCO will pay Muzinich out of FIMCO’s advisory fees, the method of computing fees, and the frequency of payment of fees. The Trustees also reviewed information comparing the New Fund’s advisory fee and total expenses with a peer group of other similar funds. In addition, the Trustees reviewed, among other things, information regarding Muzinich’s compliance program, financial condition, insurance coverage and brokerage practices.

After extensive discussion and consideration among themselves, and with the Advisers, Trust counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel held the previous day, the Trustees concluded the following with respect to the New Fund:

• The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

• The prospects for satisfactory investment performance of the New Fund were reasonable;

• Shareholders of the New Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement;

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• The cost of services to be provided by the Advisers to the New Fund and the profits to be realized by the Advisers and their affiliates from their relationship with the New Fund would be assessed after a reasonable period of New Fund operations; and

• FIMCO may receive certain “fall out” or ancillary benefits by obtaining research and other services from broker-dealers that execute brokerage transactions for the New Fund.

* * *

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the New Fund and its shareholders and unanimously approved such Agreements.

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Board Considerations of Advisory Contracts and Fees
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FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Wellington Management Company, LLP, Paradigm Capital Management, Inc., Smith Group Asset Management, LP and Vontobel Asset Management, Inc.

The First Investors Equity Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (or sub-advisory agreements, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (or sub-advisory agreements, as applicable). The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s advisory agreement (or sub-advisory agreements, as applicable), including the services and support provided to each fund and its shareholders.

On April 18, 2013 (the “April Meeting”), the Independent Trustees met in person with First Investors Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (or sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 16, 2013 (the “May Meeting”).

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and

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collectively the “Funds”): Growth & Income Fund, Total Return Fund, Equity Income Fund, Opportunity Fund, Special Situations Fund, Select Growth Fund, Global Fund and International Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund; (2) Paradigm Capital Management, Inc. (“Paradigm”) with respect to the Special Situations Fund; (3) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; and (4) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund. The Global Fund, Special Situations Fund, Select Growth Fund and International Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by representatives of FIMCO, WMC, Paradigm, Smith Group and Vontobel and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds including, as applicable, oversight services with respect to the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an

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analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets, more aggressively marketing the Funds and taking steps wherever possible to reduce expenses and improve performance of the Funds. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, WMC, Paradigm, Smith Group and Vontobel furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by WMC, Paradigm, Smith Group and Vontobel and a comparison of those fee rates to the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by WMC, Paradigm, Smith Group and Vontobel; and (4) any “fall out” or ancillary benefits accruing to WMC, Paradigm, Smith Group and Vontobel as a result of the relationship with each applicable Sub-Advised Fund.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and

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determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with Paradigm, Smith Group, Vontobel and WMC.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes. The Board noted that FIMCO provides not only advisory services but historically has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer

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FIRST INVESTORS EQUITY FUNDS

agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds. The Board considered WMC’s, Paradigm’s, Smith Group’s and Vontobel’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by WMC, Paradigm, Smith Group and Vontobel were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2013 (the “year-to-date period”). With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With regard to the Equity Income Fund, the Board also

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noted that FIMCO changed the portfolio manager for the Fund in November 2011 and changed the Fund’s name from Value Fund to Equity Income Fund in September 2012 and that the changes implemented by the new portfolio manager have led to improved performance over the past seven months. The Board also noted that although the Global Fund’s performance over the 1-year period was in one of the top three quintiles, longer term performance was not. The Board considered FIMCO representations that it was monitoring the Global Fund’s performance and would report back to the Board at its next meeting. The Board also considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board also considered that FIMCO informed the Board that it intends to extend, on a voluntary basis, the existing management fee cap for the Special Situations Fund until May 31, 2014 and waive management fees in excess of a cap on the Global Fund until May 31, 2014. The Board also noted that FIMCO proposed lowering the contractual management fees for the Total Return Fund to take advantage of wholesale distribution opportunities.

In considering the sub-advisory fee rates charged by and costs and profitability of WMC, Paradigm, Smith Group and Vontobel with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays WMC, Paradigm, Smith

245

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Group or Vontobel, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying WMC, Paradigm, Smith Group or Vontobel a fee directly. WMC, Paradigm, Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by WMC, Paradigm, Smith Group and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by WMC, Paradigm, Smith Group and Vontobel, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees WMC, Paradigm, Smith Group and Vontobel charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the Funds have average account sizes that are relatively small compared with the industry average for equity funds; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; and (iii) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also considered that the Funds will begin charging retirement custodial fees at the individual shareholder level rather than being paid by the Funds going forward and that this would result in total expenses of each Fund being reduced by several basis points. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

246

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2012, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds. The Board also considered the profitability and/or financial information provided by WMC, Paradigm, Smith Group and Vontobel.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, WMC, Paradigm, Smith Group and Vontobel as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO, WMC, Paradigm, Smith Group and Vontobel receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered that Paradigm executes brokerage transactions for the Special Situations Fund through the use of an affiliated broker-dealer and that this also provides a source of fall-out benefits to Paradigm. The Board considered the profits earned or losses incurred by ADM and the income received by FIC as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

247

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held
———————	————	————	—————	———

	DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	40	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America
(2012-September 2013); Executive Vice President and President (2008-2011) and Chief Financial Officer
(2000-2008) of HSBC Taxpayer Financial Services.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	40	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	40	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

248

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held
———————	————	————	—————	———

DISINTERESTED TRUSTEES (continued)

Arthur M. Scutro, Jr. (1941)	Trustee and	Trustee since	40	None
c/o First Investors	Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

Mark R. Ward (1952)	Trustee	Since 1/1/10	40	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008); Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset
Management Practice (2003-2007).

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

249

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held
———————	————	————	—————	———

OFFICER(S) WHO ARE NOT TRUSTEES

Derek Burke (1963)	President	Since 2012	N/A	None
c/o First Investors Management
Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Director (since 2012) and President (since 2011) of First Investors Management Company, Inc., and Admin-
istrative Data Management Corp.; Board of Managers and Chief Executive Officer of First Investors Advisory
Services, LLC (since 2012); Consultant, Burke Consulting (2010-2011); UBS - Managing Director, Co-Head of
Investment Solutions (2009-2010) and Managing Director, Head of Institutional, Retirement and Fund Services
(2004-2009).

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o First Investors Management
Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of First Investors Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
General Counsel of First Investors Management Company, Inc. and various affiliated companies since December
2012; Assistant Counsel of First Investors Management Company, Inc., (2010-2012). Special Counsel and
Associate at Willkie Farr & Gallagher LLP (1998-2009).

250

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held
———————	————	————	—————	———

OFFICER(S) WHO ARE NOT TRUSTEES (continued)

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Investment Compliance Manager of First Investors Management Company, Inc., (2009-2010); First Investors
Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); First Investors
Corporation, Vice President (2008-2009); Administrative Data Management Corp., Vice President (2008-2009);
and First Investors Name Saver, Inc. f/k/a/ School Financial Management Services, Inc., Treasurer (since 1992).

251

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

Shareholder Information

Investment Adviser	Underwriter
First Investors Management	First Investors Corporation
Company, Inc.	40 Wall Street
40 Wall Street	New York, NY 10005
New York, NY 10005
Custodian
Subadviser	(Income Funds except Strategic Income
(International Opportunities Bond Fund)	Fund and International Opportunities
Brandywine Global Investment	Bond Fund)
Management, LLC	The Bank of New York Mellon
2929 Arch Street	One Wall Street
Philadelphia, PA 19104	New York, NY 10286

Subadviser	Custodian
(Fund For Income)	(Strategic Income Fund, International
Muzinich & Co., Inc.	Opportunities Bond Fund and the
450 Park Avenue	Equity Funds)
New York, NY 10022	Brown Brothers Harriman & Co.
50 Post Office Square
Subadviser	Boston, MA 02110
(Global Fund)
Wellington Management Company, LLP	Transfer Agent
280 Congress Street	Administrative Data Management Corp.
Boston, MA 02210	Raritan Plaza I – 8th Floor
Edison, NJ 08837-3620
Subadviser
(Select Growth Fund)	Independent Registered Public
Smith Asset Management Group, L.P.	Accounting Firm
100 Crescent Court	Tait, Weller & Baker LLP
Dallas, TX 75201	1818 Market Street — 24th Floor
Philadelphia, PA 19103
Subadviser
(International Fund)	Legal Counsel
Vontobel Asset Management, Inc.	K&L Gates LLP
1540 Broadway, 38th Floor	1601 K Street, N.W.
New York, NY 10036	Washington, D.C. 20006

252

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

253

NOTES

254

NOTES

255

NOTES

256

NOTES

257

First Investors

40 Wall Street
New York, NY 10005

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IEAR913

Item 2. Code of Ethics

As of September 30, 2013, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. On October 30, 2013 revisions were made to the code of ethics to reflect our new 40 Wall Street address on the certification forms.

For the year ended September 30, 2013, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	September 30,
	-----------------
	2013	2012
	----	----
(a) Audit Fees
First Investors Income Funds	$145,700	$118,750

(b) Audit-Related Fees
First Investors Income Funds	$ 0	$ 0

(c) Tax Fees
First Investors Income Funds	$ 26,000	$ 20,000

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees
First Investors Income Funds	$ 0	$ 0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2013 and 2012 were $121,200 and $49,500, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's President and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Income Funds

By	/S/	DEREK BURKE
Derek Burke
President and Principal Executive Officer

Date:		December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/	DEREK BURKE
Derek Burke
President and Principal Executive Officer

By	/S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:		December 5, 2013